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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811- 3826

AIM Sector Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:             (713) 626-1919

Date of fiscal year end:             3/31

Date of reporting period:             3/31/04

INVESCO Energy Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– Registered Trademark –

[AIM Investments Logo] – servicemark –

INVESCO ENERGY FUND seeks capital growth

■	Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

■	Portfolio turnover is greater than that of most funds, which may affect performance.

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

■	By concentrating on a small number of holdings, the fund carries greater risk because each investment has a greater effect on the fund’s overall performance.

■	Short-term fluctuations in commodity prices may influence fund returns and increase price fluctuations of the fund’s shares.

■	The businesses in which the fund invests may be adversely affected by foreign government, federal, or state regulations on energy production, distribution, and sale.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P® 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the fund may deviate significantly from the performance of the index.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

■	Bloomberg, Inc. is a well-known independent financial research and reporting firm.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM and INVESCO have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Strong energy prices boost fund performance

For the fiscal year ended March 31, 2004, Investor Class shares of INVESCO Energy Fund returned 32.00%. Investor Class shares have no front-end or contingent deferred sales charges; therefore performance is at net asset value. (Returns for other share classes are shown in the table below.) For the same period, the S&P 500 Index, widely considered representative of the performance of the broad U.S. stock market, returned 35.10%. Despite returning 31.26% for the fiscal year, the energy sector was among the weaker sectors of the S&P 500 Index.

Market conditions

The economy and the stock market showed signs of health for the fiscal year ended March 31, 2004. U.S. gross domestic product, the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2%, and 4.1% during the second, third, and fourth quarters of 2003; the initial estimate for the first quarter of 2004 was 4.2%. Materials, financials, and information technology were the strongest sectors of the S&P 500 Index, while health care, consumer staples, and energy were the weakest sectors.

In late June 2003, the Federal Reserve Board (the Fed) reduced the federal funds target rate from 1.25% to 1.00%, saying that it favored a more expansive monetary policy because the economy had not exhibited sustainable growth. In October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak. By March, the Fed reported that economic activity expanded in January and February; that consumer spending rose in most areas; that commercial real estate markets remained soft but that demand for housing remained strong; and that employment continued to grow slowly.

In late 2003, investor sentiment shifted; energy was the second-strongest performing sector of the S&P 500 Index during the first quarter of 2004, returning 5.18%. According to Bloomberg, corporate earnings for companies in the energy sector were strong throughout calendar year 2003. Year-over-year earnings by companies in the energy sector rose by 197%, 59%, 55%, and 31% in the first, second, third, and fourth quarters of 2003.

Your fund

Throughout the year, INVESCO Energy Fund continued to focus on stocks of major integrated oil, energy services, exploration and production (E&P), and natural gas pipeline companies. Our integrated oil and E&P stocks contributed to fund performance—both because stocks within those industries appreciated in price and because such stocks accounted for a significant share of total net assets. On an absolute basis, our stocks in the oil and gas refining, marketing, and transportation industry were the top performers, appreciating more than 50% for the year.

Over the course of the fiscal year, crude oil prices soared and the price of natural gas remained relatively high by historical standards. This was the result of high capacity utilization levels for both oil and natural gas coupled with strong demand, geopolitical uncertainty, and low inventories. For some time, our investments have been predicated on the belief that the energy sector is being driven by growing demand and tight inventories. As such, we overweighted the fund in areas we believed had the greatest potential to benefit from continued strong demand and the need to discover and produce more oil and natural gas.

During the year, we increased the fund’s E&P holdings and decreased the fund’s oil services holdings. Both decisions were based,

TOP 10 EQUITY HOLDINGS*

1. BP PLC-ADR (United Kingdom)	5.5%
2. Murphy Oil Corp.	4.9
3. ConocoPhillips	4.1
4. Nexen Inc. (Canada)	4.0
5. Westport Resources Corp.	3.9
6. Valero Energy Corp.	3.6
7. Total S.A. ADR (France)	3.6
8. Nabors Industries, Ltd. (Bermuda)	3.5
9. Occidental Petroleum Corp.	3.5
10. Apache Corp.	3.3

TOP INDUSTRIES*

1. Oil & Gas Exploration & Production	30.5%
2. Integrated Oil & Gas	22.9
3. Oil & Gas Equipment & Services	21.9
4. Oil & Gas Refining, Marketing & Transportation	8.0
5. Oil & Gas Drilling	5.4
6. Diversified Metals & Mining	3.2
7. Gas Utilities	2.0
8. Electric Utilities	1.6
9. Multi-Utilities & Unregulated Power	0.3
*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

FUND VS. INDEX

Total returns 3/31/03-3/31/04, excluding front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	32.17%
Class B Shares	31.30
Class C Shares	31.31
Class K Shares	32.03
Investor Class Shares	32.00
S&P 500 Index	35.10

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	39
TOTALNETASSETS	$308.4 million

2

in part, on the level of capital expenditures in the energy sector. Early in the fiscal year, we anticipated that rising energy prices would lead to increased capital expenditures. As it became clear that spending would not increase, we decreased our weighting in oil service stocks. Meanwhile, E&P companies worked to restructure their balance sheets—decreasing debt, making acquisitions, and buying back shares. We increased our weightings of these stocks in the portfolio.

BP performed well for the fund during the year. For calendar year 2003, the company’s earnings per share rose 44%, helped by continued high oil prices. We were excited about the company’s prospects in Russia, where it has done business since 1990. In August 2003, a newly formed TNK-BP joint venture commenced operations in Russia and Ukraine; the joint venture controls five refineries, 2,100 gas stations, and daily oil production of more than 1.2 million barrels. In addition, BP is the largest producer of North American natural gas, is making substantial investments in alternative energy, and is the largest marketer and developer of solar energy in the world.

In contrast, Lone Star Technologies hindered fund performance for the year. Products produced and marketed by the company include casing, tubing, line pipe, and couplings for the oil and gas industry. Its gross profit declined from calendar year 2002 to calendar year 2003. We believed that the company’s financial performance was hurt by weaker-than-expected capital expenditures stemming from slower-than-expected exploration and production activity in the Gulf of Mexico. We sold our position in the company before the end of the fiscal year.

In closing

As the fiscal year ended, we believed that the fundamentals driving the energy sector were compelling for the following reasons:

■	Increased capital spending and investment in energy infrastructure, both in the United States and worldwide;

■	Tight capacity utilization, which helped maintain historically high crude oil prices; and

■	Tight natural gas supplies, coupled with strong demand, which helped to maintain historically high natural gas prices.

While we continued to look for opportunities in the area of alternative energy, the fundamental fact remains that the world derives most of its energy from oil and gas.

See important fund and index disclosures inside front cover.

[SEGNER PHOTO]	John S. Segner

Mr. Segner is portfolio manager of INVESCO Energy Fund and has more than 20 years of experience in the energy industry. Before joining INVESCO in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas.

OIL PRICES

Month-end closing price per barrel, West Texas Intermediate

[MOUNTAIN CHART]

Date
3/31/03	31.04
4/30/03	25.8
5/30/03	29.56
6/30/03	30.19
7/31/03	30.54
8/31/03	31.57
9/30/03	29.2
10/31/03	29.11
11/30/03	30.41
12/31/03	32.52
1/31/04	33.05
2/29/04	36.16
3/31/04	35.76

Source: Bloomberg

Increasing demand, low inventories, and geopolitical uncertainty contributed to higher oil prices during the fiscal year ended March 31, 2004.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares have no front-end sales charge or CDSC; therefore, performance shown in the chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges, fund expenses or management fees. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

3/31/94–3/31/04

[MOUNTAIN CHART]

Date	INVESCO Energy Fund Investor Class Shares	S&P 500 Index
3/31/1994	10000	10000
6/30/1994	10588	10042
9/30/1994	10528	10532
12/31/1994	9580	10530
3/31/1995	9850	11554
6/30/1995	10281	12656
9/30/1995	10670	13661
12/31/1995	11477	14482
3/31/1996	12122	15259
6/30/1996	13324	15943
9/30/1996	14283	16436
12/31/1996	15932	17805
3/31/1997	15480	18284
6/30/1997	17167	21473
9/30/1997	22014	23081
12/31/1997	18974	23743
3/31/1998	19069	27053
6/30/1998	18162	27951
9/30/1998	14829	25177
12/31/1998	13694	30534
3/31/1999	15402	32054
6/30/1999	18900	34310
9/30/1999	19699	32173
12/31/1999	19429	36956
3/31/2000	23591	37802
6/30/2000	26452	36798
9/30/2000	30439	36442
12/31/2000	30733	33592
3/31/2001	29040	29612
6/30/2001	27349	31344
9/30/2001	22727	26745
12/31/2001	25569	29603
3/31/2002	28353	29685
6/30/2002	26542	25710
9/30/2002	22745	21271
12/31/2002	24468	23063
3/31/2003	24748	22337
6/30/2003	26925	25773
9/30/2003	26176	26455
12/31/2003	29988	29674
3/31/2004	32661	30177

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	4.52%
1 Year	24.90

Class B Shares
Inception (3/28/02)	5.29%
1 Year	26.30

Class C Shares
Inception (2/14/00)	12.65%
1 Year	30.31

Class K Shares
Inception (11/30/00)	6.28%
1 Year	32.03

Investor Class Shares
Inception (1/19/84)	8.46%
10 Years	12.56
5 Years	16.22
1 Year	32.00

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses for the fund’s Class A, Class B, Class C, and Class K shares, performance would have been lower.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Domestic Common Stocks–67.12%

Diversified Metals & Mining–3.24%
CONSOL Energy Inc.	280,000	$7,504,000

Peabody Energy Corp.	53,600	2,492,936

		9,996,936

Electric Utilities–1.56%
Dominion Resources, Inc.	75,000	4,822,500

Gas Utilities–1.95%
Kinder Morgan Management, LLC(a)	142,223	6,016,033

Integrated Oil & Gas–13.88%
ConocoPhillips	180,000	12,565,800

Exxon Mobil Corp.	107,000	4,450,130

Murphy Oil Corp.	240,000	15,112,800

Occidental Petroleum Corp.	232,000	10,683,600

		42,812,330

Multi-Utilities & Unregulated Power–0.31%
Williams Cos., Inc. (The)	100,000	957,000

Oil & Gas Drilling–1.94%
Pride International, Inc.(a)	350,000	5,971,000

Oil & Gas Equipment & Services–15.17%
Baker Hughes Inc.	165,000	6,019,200

BJ Services Co.(a)	150,000	6,490,500

Cooper Cameron Corp.(a)	150,000	6,607,500

FMC Technologies, Inc.(a)	290,000	7,838,700

Halliburton Co.	203,000	6,169,170

Maverick Tube Corp.(a)	400,000	9,420,000

National-Oilwell, Inc.(a)	150,000	4,242,000

		46,787,070

Oil & Gas Exploration & Production–21.11%
Apache Corp.	235,000	10,144,950

Burlington Resources Inc.	110,000	6,999,300

Devon Energy Corp.	115,000	6,687,250

EOG Resources, Inc.	64,000	2,936,960

Magnum Hunter Resources, Inc.(a)	690,000	6,996,600

Noble Energy, Inc.	65,000	3,061,500

Pioneer Natural Resources Co.	275,000	8,882,500

Tom Brown, Inc.(a)	200,000	7,520,000

Westport Resources Corp.(a)	360,000	11,876,400

		65,105,460

	Shares	Market Value

Oil & Gas Refining, Marketing & Transportation–7.96%
Enbridge Energy Management, LLC(a)	89,974	$4,451,913

Premcor Inc.(a)	170,000	5,264,900

Sunoco, Inc.	60,000	3,742,800

Valero Energy Corp.	185,000	11,092,600

		24,552,213

Total Domestic Common Stocks (Cost $160,960,857)		207,020,542

Foreign Stocks & Other Equity Interests–28.65%

Bermuda–6.21%
Nabors Industries, Ltd. (Oil & Gas Drilling)(a)	235,000	10,751,250

Weatherford International Ltd. (Oil & Gas Equipment & Services)(a)	200,000	8,406,000

		19,157,250

Canada–9.38%
EnCana Corp. (Oil & Gas Exploration & Production)	180,000	7,761,600

Nexen Inc. (Oil & Gas Exploration & Production)	317,000	12,324,960

Talisman Energy Inc. (Oil & Gas Exploration & Production)	150,000	8,845,500

		28,932,060

France–3.58%
Total S.A.–ADR (Integrated Oil & Gas)	120,000	11,040,000

Netherlands–2.82%
Schlumberger Ltd. (Oil & Gas Equipment & Services)	136,000	8,683,600

United Kingdom–6.66%
BP PLC-ADR (Integrated Oil & Gas)	330,000	16,896,000

Wood Group (John) PLC (Oil & Gas Equipment & Services)(a)	1,525,000	3,660,290

		20,556,290

Total Foreign Stocks & Other Equity Interests (Cost $70,856,756)		88,369,200

Money Market Funds–4.28%
INVESCO Treasurer’s Money Market Reserve Fund(b) (Cost $13,197,327)	13,197,327	13,197,327

TOTAL INVESTMENTS–100.05% (excluding investments purchased with cash collateral from securities loaned) (Cost $245,014,940)		308,587,069

F-1

	Shares	Market Value

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–1.91%
INVESCO Treasurer’s Money Market Reserve Fund(b)(c)	5,896,789	$5,896,789

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $5,896,789)		5,896,789

TOTAL INVESTMENTS–101.96% (Cost $250,911,729)		314,483,858

OTHER ASSETS LESS LIABILITIES–(1.96%)		(6,043,205)

NET ASSETS–100.00%		$308,440,653

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same advisor. See Note 3.
(c)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $231,817,613)*	$295,389,742

Investments in affiliated money market funds (cost $19,094,116)	19,094,116

Total investments (cost $250,911,729)	314,483,858

Receivables for:
Fund shares sold	623,458

Dividends	198,454

Amount due from advisor	42,695

Investment for deferred compensation and retirement plans	41,099

Other assets	75,786

Total assets	315,465,350

Liabilities:
Payables for:
Fund shares reacquired	624,250

Deferred compensation and retirement plans	48,535

Collateral upon return of securities loaned	5,896,789

Accrued distribution fees	87,457

Accrued transfer agent fees	297,960

Accrued operating expenses	69,706

Total liabilities	7,024,697

Net assets applicable to shares outstanding	$308,440,653

Net assets consist of:
Shares of beneficial interest	$280,980,216

Undistributed net investment income (loss)	(35,667)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(36,076,093)

Unrealized appreciation of investment securities and foreign currencies	63,572,197

$308,440,653

Net Assets:
Class A	$40,847,233

Class B	$20,163,687

Class C	$16,382,936

Class K	$899,088

Investor Class	$230,147,709

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,834,555

Class B	919,083

Class C	758,320

Class K	43,795

Investor Class	10,371,367

Class A :
Net asset value per share	$22.27

Offering price per share:
(Net asset value of $22.27 ÷ 94.50%)	$23.57

Class B :
Net asset value and offering price per share	$21.94

Class C :
Net asset value and offering price per share	$21.60

Class K :
Net asset value and offering price per share	$20.53

Investor Class:
Net asset value and offering price per share	$22.19

*	At March 31, 2004, securities with an aggregate market value of $5,806,878 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $189,993)	$3,536,481

Dividends and interest from affiliates*	95,010

Interest	20,155

Total investment income	3,651,646

Expenses:
Advisory fees	1,961,154

Administrative services fees	127,669

Custodian fees	42,983

Distribution fees:
Class A	70,533

Class B	74,984

Class C	115,404

Class K	2,820

Investor Class	554,174

Transfer agent fees:
Class A	79,701

Class B	37,614

Class C	65,362

Class K	6,429

Investor Class	1,226,862

Trustees’ fees	18,925

Other	378,483

Total expenses	4,763,097

Less: Fees waived, expenses reimbursed and expense offset arrangements	(109,250)

Net expenses	4,653,847

Net investment income (loss)	(1,002,201)

Realized and unrealized gain (loss) from investment securities, and foreign currencies:
Net realized gain (loss) from:
Investment securities	35,410,932

Foreign currencies	(78,762)

35,332,170

Change in net unrealized appreciation of:
Investment securities	41,847,920

Foreign currencies	68

41,847,988

Net gain from investment securities and foreign currencies	77,180,158

Net increase in net assets resulting from operations	$76,177,957

*	Dividends from affiliated money market funds are net of fees paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(1,002,201)	$(1,726,890)

Net realized gain (loss) from investment securities and foreign currencies	35,332,170	(15,926,301)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	41,847,988	(32,597,193)

Net increase (decrease) in net assets resulting from operations	76,177,957	(50,250,384)

Share transactions–net:
Class A	23,652,348	9,838,426

Class B	14,992,063	1,520,882

Class C	3,253,853	(1,048,435)

Class K	406,656	257,361

Investor Class	(61,553,907)	(79,605,582)

Net increase (decrease) in net assets resulting from share transactions	(19,248,987)	(69,037,348)

Net increase (decrease) in net assets	56,928,970	(119,287,732)

Net assets:
Beginning of year	251,511,683	370,799,415

End of year (including undistributed net investment income (loss) of $(35,667) and $(28,917) for 2004 and 2003, respectively)	$308,440,653	$251,511,683

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 21, 2003, the Fund was restructured from a separate series of AIM Sector Funds, Inc., formerly known as INVESCO Sector Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally , in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had other claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation

F-6

with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $763,358. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $1,197,796. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75%, 2.75% and 2.20%, respectively. In addition, the Fund’s advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65%, 2.30%, 2.30% and 1.75%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the contractual and voluntary caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65%, 2.10% and 1.90% for Class A, Class B, Class C, Class K and Investor Class

F-7

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

shares, respectively, excluding certain items discussed above. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the period November 6, 2003 through March 31, 2004, AIM waived fees of $1,139.

For the period November 25, 2003 through March 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $16,508, $15,819, $7,728, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $0, $5,023, $23,977, $6,429 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $0, $0, $4,735 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed other class-specific expenses of the Fund of $0, $0, $0, $1,002 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM made no reimbursements of fund level expenses. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $4,792.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At March 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $0, $0, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $5,115, $3,998, $1,369 and $0, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K and Investor Class shares was $16,508, $10,442, $3,143, $3,155 and $0, respectively. During the year ended March 31, 2004, the Fund made no reimbursements of previously reimbursed Fund expenses to AIM or IFG.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $49,299 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar terms, IFG was paid $78,370 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $676,462 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $694,410 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $61,862, $70,711, $90,408, $2,407 and $408,046, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $8,671, $4,273, $24,996, $413 and $146,128, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $29,141 in front-end sales commissions from the sale of Class A shares and $12,500, $660, $2,529 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $3,552 in front-end sales commissions from the sale of Class A shares and $0, $2,506, $5,141 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

F-8

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$161,533,922	$(148,336,595)	$—	$13,197,327	$73,231	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	4,139,034	$75,242,711	$(73,484,956)	$—	$5,896,789	$19,441	$—

	$4,139,034	$236,776,633	$(221,821,551)	$—	$19,094,116	$92,672	$—

*	Dividend income is net of fees paid to security lending counterparties of $22,483.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances and custodian credits resulting from security brokerage transactions at the custodian. The directed brokerage arrangement with the custodian was terminated on November 18, 2003. For the year ended March 31, 2004, the Fund received reductions in custodian fees from periodic overnight cash balances of $1,903 and from security brokerage transactions of $20,195 under expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $22,098.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation of retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2004, the Fund paid legal fees of $880 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank

NOTE 6—Borrowings (continued)

loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund had average borrowings of $1,823,800 with a weighted average interest rate of 1.54% and interest expense of $383.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

F-9

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 03/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Dynamics Fund	$—	$59,178,000	$(59,178,000)	$—	$9,863,000	$1,971

INVESCO Technology Fund	—	11,400,000	(11,400,000)	—	5,700,000	367

	$—	$70,578,000	$(70,578,000)	$—	$15,563,000	$2,338

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At March 31, 2004, securities with an aggregate value of $5,806,878 were on loan to brokers. The loans were secured by cash collateral of $5,896,789 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $19,441 for securities lending transactions.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended March 31, 2004 and 2003.

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation — investments	$61,590,719

Temporary book/tax differences	(35,667)

Capital loss carryforward	(34,094,615)

Shares of beneficial interest	280,980,216

Total net assets	$308,440,653

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and timing differences related to corporate action transactions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $68.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets (continued)

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $16,996,641 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

March 31, 2005	$1,577,866

March 31, 2006	1,450,461

March 31, 2007	338,540

March 31, 2009	4,180,954

March 31, 2010	26,546,794

Total capital loss carryforward	$34,094,615

The ability to use capital loss carryforwards may be limited under the Internal Revenue Code and related regulations.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $291,373,055 and $347,880,926, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$62,977,337

Aggregate unrealized (depreciation) of investment securities	(1,386,686)

Net unrealized appreciation of investment securities	$61,590,651

Cost of investments for tax purposes is $252,893,207.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward adjustments, net operating losses, foreign currency transactions and expenses related to the plan of reorganization, on March 31, 2004, undistributed net investment income (loss) was increased by $995,451, undistributed net realized gain (loss) decreased by $9,306,625 and shares of beneficial interest increased by $8,311,174. This reclassification had no effect on the net assets of the Fund.

F-10

NOTE 12—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	851,516	$16,541,002	1,144,145	$19,736,581

Class B	220,684	4,484,414	93,080	1,571,590

Class C	574,044	10,662,837	984,511	16,754,905

Class K	103,035	1,737,485	22,288	343,185

Investor Class	4,652,095	88,072,923	12,665,097	218,874,059

Issued in connection with acquisitions:*
Class A	967,661	17,431,821	—	—

Class B	733,587	13,048,685	—	—

Class C	160,292	2,807,811	—	—

Automatic conversion of Class B shares to Class A shares:**
Class A	31,167	642,445	—	—

Class B	(31,592)	(642,445)	—	—

Reacquired:
Class A	(557,791)	(10,962,920)	(602,143)	(9,898,155)

Class B	(93,467)	(1,898,591)	(3,209)	(50,708)

Class C	(557,475)	(10,216,795)	(1,052,371)	(17,803,340)

Class K	(77,842)	(1,330,829)	(5,719)	(85,824)

Investor Class	(8,026,327)	(149,626,830)	(17,525,270)	(298,479,641)

	(1,050,413)	$(19,248,987)	(4,279,591)	$(69,037,348)

*	As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Energy Fund pursuant to a plan of reorganization approved by AIM Global Energy Fund shareholders on October, 28 2003. The acquisition was accomplished by a tax-free exchange of 1,861,540 shares of the Fund for 2,594,959 shares of AIM Global Energy Fund outstanding as of the close of business November 21, 2003. AIM Global Energy Fund net assets at that date of $33,288,317 including $87,465 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $227,218,065.
**	Prior to the year ended March 31, 2004, conversion of Class B shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$16.85		$19.26

Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.05	)(a)

Net gains (losses) on securities (both realized and unrealized)	5.47		(2.36)

Total from investment operations	5.42		(2.41)

Net asset value, end of period	$22.27		$16.85

Total return(b)	32.17%		(12.51)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$40,847		$9,131

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.66	%(c)	1.46%

Without fee waivers and expense reimbursements	1.74	%(c)	—

Ratio of net investment income (loss) to average net assets	(0.25	)%(c)	(0.33)%

Portfolio turnover rate	123%		144%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $20,152,398.

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$16.71		$19.26

Income from investment operations:
Net investment income (loss)	(0.18	)(a)	(0.17	)(a)

Net gains (losses) on securities (both realized and unrealized)	5.41		(2.38)

Total from investment operations	5.23		(2.55)

Net asset value, end of period	$21.94		$16.71

Total return(b)	31.30%		(13.24)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$20,164		$1,502

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.31	%(c)	2.33%

Without fee waivers and expense reimbursements	2.59	%(c)	2.41%

Ratio of net investment income (loss) to average net assets	(0.90	)%(c)	(1.16)%

Portfolio turnover rate	123%		144%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $7,498,407.

F-12

NOTE 13—Financial Highlights (continued)

	Class C
	Year ended March 31,					February 28, 2000 (Date sales commenced) to March 31, 2000
	2004		2003	2002	2001

Net asset value, beginning of period	$16.45		$18.98	$19.58	$17.39	$14.35

Income from investment operations:
Net investment income (loss)	(0.17	)(a)	(0.11)	(0.07)	(0.05)	(0.01	)(a)

Net gains (losses) on securities (both realized and unrealized)	5.32		(2.42)	(0.53)	3.67	3.05

Total from investment operations	5.15		(2.53)	(0.60)	3.62	3.04

Loss distributions from net realized gains	—		—	—	(1.43)	—

Net asset value, end of period	$21.60		$16.45	$18.98	$19.58	$17.39

Total return(b)	31.31%		(13.33)%	(3.06)%	22.35%	21.11%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$16,383		$9,566	$12,324	$8,704	$16

Ratio of expenses to average net assets (including interest expense):
With fee waivers and expense reimbursements	2.31	%(c)	2.33%	2.27%	2.05%	2.05	%(d)

Without fee waivers and expense reimbursements	2.59	%(c)	2.53%	2.27%	2.05%	2.05	%(d)

Ratio of net investment income (loss) to average net assets	(0.90	)%(c)	(1.22)%	(1.08)%	(1.10)%	(1.11	)%(d)

Portfolio turnover rate(e)	123%		144%	144%	166%	109%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and based on average daily net assets of $11,540,401.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 13—Financial Highlights (continued)

	Class K
	Year ended March 31,				November 30, 2000 (Date sales commenced) to March 31, 2001
	2004		2003	2002

Net asset value, beginning of period	$15.55		$17.98	$19.62	$16.76

Income from investment operations:
Net investment income (loss)	(0.06	)(a)	(0.14)	(0.05)	(0.15)

Net gains (losses) on securities (both realized and unrealized)	5.04		(2.29)	(1.59)	3.01

Total from investment operations	4.98		(2.43)	(1.64)	2.86

Net asset value, end of period	$20.53		$15.55	$17.98	$19.62

Total return(b)	32.03%		(13.52)%	(8.36)%	17.06%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$899		$289	$37	$1

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.76	%(c)	2.07%	11.62%	3.11	%(d)

Without fee waivers and expense reimbursements	3.70	%(c)	5.36%	11.62%	3.11	%(d)

Ratio of net investment income (loss) to average net assets	(0.35	)%(c)	(0.90)%	(10.45)%	(2.34	)%(d)

Portfolio turnover rate(e)	123%		144%	144%	166%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $626,585.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Investor Class
	Year ended March 31,								Five months ended March 31, 2000		Year ended October 31, 1999
	2004		2003		2002		2001

Net asset value, beginning of period	$16.81		$19.26		$19.73		$17.40		$13.68		$11.30

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.10	)(a)	(0.07	)(a)	(0.08	)(a)	0.00		0.00

Net gains (losses) on securities (both realized and unrealized)	5.45		(2.35)		(0.40)		3.84		3.72		2.39

Total from investment operations	5.38		(2.45)		(0.47)		3.76		3.72		2.39

Less distributions:
Dividends from net investment income	—		—		—		—		—		(0.01)

Distributions from net realized gains	—		—		—		(1.43)		—		—

Net asset value, end of period	$22.19		$16.81		$19.26		$19.73		$17.40		$13.68

Total return(b)	32.00%		(12.72)%		(2.38)%		23.09%		27.19%		21.19%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$230,148		$231,023		$358,439		$445,845		$221,432		$196,136

Ratio of expenses to average net assets:	1.76	%(c)	1.69%		1.53%		1.41%		1.60	%(d)	1.68%

Ratio of net investment income (loss) to average net assets	(0.35	)%(c)	(0.57)%		(0.34)%		(0.35)%		(0.26	)%(d)	(0.05)%

Portfolio turnover rate(e)	123%		144%		144%		166%		109%		279%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $221,669,367.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $21,346 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

F-15

NOTE 14—Legal Proceedings (continued)

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and

Shareholders of INVESCO Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Energy Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 21, 2004

Houston, Texas

F-17

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Energy Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement with A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(2)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	8,248,954	349,344	214,302
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	8,233,938	356,498	222,164
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

F-18

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-ENE-AR-1

[Your goals. Our solutions.]

– Registered Trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– servicemark –

INVESCO Financial Services Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– Registered Trademark –

[AIM Investments Logo] - servicemark –

INVESCO FINANCIAL SERVICES FUND seeks capital growth.

■	Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	Investing in mid-size companies involves risks not associated with investing in more established companies.

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Other Information

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund focuses on economically sensitive stocks

For the year ended March 31, 2004, INVESCO Financial Services Fund, Investor Class shares, returned 42.73%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. For the performance of other share classes, please see the chart on page 3. The fund outperformed the S&P 500 Index, which returned 35.10% for the year, but underperformed the S&P 500 Financials Index, which returned 44.82% over the same period.

The fund outperformed the S&P 500 Index because investors generally preferred more economically sensitive sectors, such as financials, during the reporting period. The fund’s more defensive positioning in the second quarter of 2003 was largely responsible for its underperformance relative to the S&P 500 Financials Index.

Market conditions

The economy and the stock market exhibited strength for much of the year ended March 31, 2004. U.S. gross domestic product (GDP), the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2%, and 4.1% during the second, third, and fourth quarters of 2003, and 4.2% in the first quarter of 2004. Information technology, materials and financials were the strongest-performing of the 10 sectors of the S&P 500 Index, while health care, consumer staples and telecommunications services were the weakest-performing sectors.

In late June 2003, the Federal Reserve Board (the Fed) reduced short-term interest rates from 1.25% to 1.00%, explaining that it favored a more expansive monetary policy because the economy had not exhibited sustainable growth. In October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak. By March, the Fed reported that economic activity expanded in January and February; that consumer spending rose in most areas; that commercial real estate markets remained weak but that demand for housing remained strong; and that employment continued to grow slowly.

The improved performance of financial markets benefited companies involved in the securities industry, including asset management and custody banks and investment banking and brokerage firms. Other subsectors that performed well included consumer finance, diversified banks and diversified capital markets.

Your Fund

During the summer of 2003, we shifted more of the fund’s assets into the stocks of companies that could potentially benefit from improving economic and financial market conditions. Among others, we increased the portfolio’s exposure to diversified banks, investment banking and brokerage firms, and asset management and custody banks. At the close of the reporting period, these were the fund’s three largest sub-sector weightings. Please keep in mind that our stock-selection process is based on an analysis of individual companies. The fund’s sub-sector weightings are primarily a byproduct of this process.

The strategy helped the fund outperform the S&P 500 Financials Index during the final nine months of the fiscal year as diversified banks, investment banking and brokerage, and asset management and custody banks were the sub-sectors that had the most positive impact on portfolio performance. From June 30, 2003, to March 31, 2004, the fund’s Investor Class shares returned 22.33% at net

TOP 10 EQUITY HOLDINGS*

1. Citigroup Inc.	6.7%
2. American International Group, Inc.	6.0
3. Merrill Lynch & Co., Inc.	4.7
4. J.P. Morgan Chase & Co.	4.6
5. Lehman Brothers Holdings Inc.	4.3
6. Wachovia Corp.	4.1
7. Goldman Sachs Group, Inc. (The)	3.8
8. Bank of America Corp.	3.6
9. Legg Mason, Inc.	3.5
10. Capital One Financial Corp.	3.3

TOP 10 INDUSTRIES*

1. Diversified Banks	20.0%
2. Investment Banking & Brokerage	17.2
3. Asset Management & Custody Banks	13.1
4. Consumer Finance	8.5
5. Multi-Line Insurance	7.9
6. Diversified Capital Markets	7.0
7. Other Diversified Financial Services	6.7
8. Property & Casualty Insurance	6.2
9. Thrifts & Mortgage Finance	5.2
10. Life & Health Insurance	2.9
*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

asset value while the S&P 500 Financials Index returned 22.24%.

During the fall of 2003, we began to implement a more concentrated portfolio strategy, reducing our holdings and placing more emphasis on stocks that we believed had the most appreciation potential.

Stocks that contributed positively to fund performance included Merrill Lynch, a major financial management and advisory company, and Citigroup, the world’s largest financial services firm. With offices in 35 countries, Merrill Lynch is a leading global underwriter of debt and equity securities as well as an advisor to corporations, governments, institutions and individuals worldwide. Citigroup also is the largest credit card issuer in the United States and was the first domestic bank with more than $1 trillion in assets. Both Merrill Lynch and Citigroup benefited from positive trends in the stock market and the economy, and both reported record earnings for the first quarter of 2004.

Detracting from performance were National Commerce Financial (NCF) Corp., a sales and marketing organization that delivers select financial and consulting services through a national network of banking and non-banking affiliates, and Zions Bancorp, a regional banking firm. NCF’s stock declined in early April of 2003 after the company lowered earnings estimates for the first quarter of the year. The fund no longer owns the stock. Zion Bancorp’s fourth quarter 2003 earnings fell below analysts’ estimates, but earnings improved for the first quarter of 2004.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective. We are pleased to have provided positive returns to the fund’s shareholders for the year ended March 31, 2004, by investing principally in the stocks of companies in the financial services sector.

See important fund and index disclosures inside front cover.

[SKORNICKA PHOTO]

Joseph W. Skornicka, Lead Manager

Mr. Skornicka, Certified Financial Analyst, serves as portfolio manager for INVESCO Financial Services Fund. Prior to joining INVESCO in 2001, Mr. Skornicka was a senior equity analyst and fund manager with Munder Capital Management. Before Munder, he was an assistant vice president for Comerica Incorporated. Mr. Skornicka holds a master’s in business administration from the University of Michigan. He received his bachelor’s from Michigan State University.

FUND VS. INDEXES

Total returns, 3/31/03–3/31/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	42.78%
Class B Shares	41.85
Class C Shares	41.27
Class K Shares	42.61
Investor Class Shares	42.73
S&P 500 Index	35.10
S&P 500 Financials Index	44.82

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	50
TOTAL NET ASSETS	$1.1 BILLION

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares do not have a front-end load or contingent deferred sales charge. Therefore, performance shown in this chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect fund expenses or management fees.

Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

6/2/86 3/31/04

Index data from 5/31/86

[MOUNTAIN CHART]

Date	INVESCO Financial Services Fund Investor Class Shares	S&P 500 Index
6/2/86	10000	10000
3/31/1987	10082	12119
3/31/1988	9186	11108
3/31/1989	10670	13120
3/31/1990	12483	15643
3/31/1991	15718	17892
3/31/1992	22455	19863
3/31/1993	31103	22884
3/31/1994	30366	23219
3/31/1995	32550	26827
3/31/1996	46253	35431
3/31/1997	56310	42452
3/31/1998	88731	62814
3/31/1999	93956	74427
3/31/2000	93181	87773
3/31/2001	103661	68756
3/31/2002	107624	68924
3/31/2003	83524	51863
3/31/2004	119151	70067

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	2.35%
1 Year	34.94

Class B Shares
Inception (3/28/02)	3.41%
1 Year	36.85

Class C Shares
Inception (2/14/00)	8.88%
1 Year	40.27

Class K Shares
Inception (11/30/00)	3.42%
1 Year	42.61

Investor Class Shares
Inception (6/2/86)	14.91%
10 Years	14.65
5 Years	4.87
1 Year	42.73

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown at net asset value do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance quoted is at net asset value. Had the advisor not waived fees and/or reimbursed expenses, performance of Class A, Class B and Class K shares would have been lower. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

[ARROW	For More Information Visit
BUTTON IMAGE]	AIMinvestments.com

4

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Common Stocks–98.66%

Asset Management & Custody Banks–13.11%
American Capital Strategies, Ltd.	241,600	$8,030,784

Bank of New York Co., Inc. (The)	1,118,400	35,229,600

Federated Investors, Inc.–Class B	161,300	5,069,659

Franklin Resources, Inc.	166,700	9,281,856

Legg Mason, Inc.	411,000	38,132,580

Mellon Financial Corp.	254,603	7,966,528

National Financial Partners Corp.	176,000	5,676,000

Northern Trust Corp.	137,700	6,415,443

State Street Corp.	522,900	27,258,777

		143,061,227

Consumer Finance–8.47%
American Express Co.	661,700	34,309,145

Capital One Financial Corp.	482,900	36,425,147

MBNA Corp.	513,700	14,193,531

SLM Corp.	179,300	7,503,705

		92,431,528

Diversified Banks–19.98%
Anglo Irish Bank Corp. PLC (Ireland)	316,300	5,065,038

Bank of America Corp.	489,800	39,664,004

Bank One Corp.	518,400	28,263,168

BNP Paribas S.A. (France)	129,623	7,940,370

Canadian Imperial Bank of Commerce (Canada)	232,300	12,124,624

FleetBoston Financial Corp.	322,900	14,498,210

HSBC Holdings PLC (United Kingdom)	383,300	5,725,186

U.S. Bancorp	765,900	21,177,135

UniCredito Italiano S.p.A. (Italy)	553,600	2,645,867

Wachovia Corp.	962,800	45,251,600

Wells Fargo & Co.	629,000	35,645,430

		218,000,632

Diversified Capital Markets–6.96%
UBS A.G. (Switzerland)	350,500	26,108,745

J.P. Morgan Chase & Co.	1,188,300	49,849,185

		75,957,930

	Shares	Market Value

Investment Banking & Brokerage–17.25%
Ameritrade Holding Corp.(a)	886,800	$13,656,720

Bear Stearns Cos. Inc. (The)	250,300	21,946,304

E*TRADE Financial Corp.(a)	198,200	2,645,970

Goldman Sachs Group, Inc. (The)	401,400	41,886,090

Lehman Brothers Holdings Inc.	561,000	46,490,070

Merrill Lynch & Co., Inc.	857,300	51,060,788

Morgan Stanley	183,700	10,526,010

		188,211,952

Life & Health Insurance–2.92%
Prudential Financial, Inc.	710,000	31,793,800

Multi-Line Insurance–7.86%
American International Group, Inc.	918,552	65,538,685

Hartford Financial Services Group, Inc. (The)	317,400	20,218,380

		85,757,065

Other Diversified Financial Services–6.71%
Citigroup Inc.	1,415,201	73,165,892

Property & Casualty Insurance–6.23%
Allstate Corp. (The)	446,500	20,297,890

SAFECO Corp.	778,900	33,625,113

Travelers Property Casualty Corp.–Class A	398,500	6,834,275

Travelers Property Casualty Corp.–Class B	420,300	7,258,581

		68,015,859

Regional Banks–2.46%
Fifth Third Bancorp	275,350	15,246,130

TCF Financial Corp.	97,200	4,964,004

Zions Bancorp.	115,300	6,595,160

		26,805,294

Reinsurance–1.56%
Endurance Specialty Holdings Ltd. (Bermuda)	240,600	8,550,924

Reinsurance Group of America, Inc.	207,600	8,505,372

		17,056,296

F-1

	Shares	Market Value

Thrifts & Mortgage Finance–5.15%
Fannie Mae	249,900	$18,580,065

Freddie Mac	134,600	7,949,476

PMI Group, Inc. (The)	628,900	23,495,704

Radian Group Inc.	145,400	6,194,040

		56,219,285

Total Common Stocks (Cost $802,217,706)		1,076,476,760

Money Market Funds–1.41%
INVESCO Treasurer’s Money Market Reserve Fund(b) (Cost $15,428,440)	15,428,440	15,428,440

TOTAL INVESTMENTS–100.07% (Cost $817,646,146)		1,091,905,200

OTHER ASSETS LESS LIABILITIES–(0.07%)		(752,515)

NET ASSETS–100.00%		$1,091,152,685

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $802,217,706)	$1,076,476,760

Investments in affiliated money market funds (cost $15,428,440)	15,428,440

Total investments (cost $817,646,146)	1,091,905,200

Receivables for:
Investments sold	6,137,010

Fund shares sold	337,466

Dividends	1,380,589

Investment for deferred compensation and retirement plans	132,828

Other assets	42,302

Total assets	1,099,935,395

Liabilities:
Payables for:
Investments purchased	4,830,622

Fund shares reacquired	2,349,653

Deferred compensation and retirement plans	168,013

Accrued distribution fees	319,702

Accrued transfer agent fees	916,719

Accrued operating expenses	198,001

Total liabilities	8,782,710

Net assets applicable to shares outstanding	$1,091,152,685

Net assets consist of:
Shares of beneficial interest	$782,750,450

Undistributed net investment income	1,619,762

Undistributed net realized gain from investment securities and foreign currencies	32,515,067

Unrealized appreciation of investment securities and foreign currencies	274,267,406

$1,091,152,685

Net Assets:
Class A	$111,766,005

Class B	$92,137,058

Class C	$38,696,006

Class K	$1,620,536

Investor Class	$846,933,080

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	3,625,466

Class B	2,989,862

Class C	1,281,365

Class K	53,600

Investor Class	27,351,619

Class A :
Net asset value per share	$30.83

Offering price per share: (Net asset value of $30.83 ÷ 94.50%)	$32.62

Class B :
Net asset value and offering price per share	$30.82

Class C :
Net asset value and offering price per share	$30.20

Class K :
Net asset value and offering price per share	$30.23

Investor Class:
Net asset value and offering price per share	$30.96

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $91,003)	$18,291,338

Dividends and interest from affiliates	121,526

Interest	101,231

Total investment income	18,514,095

Expenses:
Advisory fees	6,269,673

Administrative services fees	437,064

Custodian fees	147,951

Distribution fees:
Class A	153,266

Class B	338,741

Class C	219,640

Class K	8,357

Investor Class	2,118,864

Transfer agent fees:
Class A	209,417

Class B	169,640

Class C	116,057

Class K	10,493

Investor Class	3,076,192

Trustees’ fees	38,808

Printing and postage:
Class A	25,402

Class B	22,339

Class C	13,917

Class K	925

Investor Class	437,878

Other	312,659

Total expenses	14,127,283

Less: Fees waived, expenses reimbursed and expense offset arrangements	(296,727)

Net expenses	13,830,556

Net investment income	4,683,539

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	110,866,835

Foreign currencies	(77,164)

110,789,671

Change in net unrealized appreciation (depreciation) of:
Investment securities	213,009,067

Foreign currencies	(214,745)

212,794,322

Net gain from investment securities and foreign currencies	323,583,993

Net increase in net assets resulting from operations	$328,267,532

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income	$4,683,539	$3,404,122

Net realized gain (loss) from investment securities and foreign currencies	110,789,671	(60,822,257)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	212,794,322	(200,292,557)

Net increase (decrease) in net assets resulting from operations	328,267,532	(257,710,692)

Distributions to shareholders from net investment income:
Class A	(32,046)	(48,729)

Class B	(173)	(5,074)

Class C	(1,386)	—

Class K	(4,801)	(7,794)

Investor Class	(2,983,902)	(3,262,896)

Total distributions from net investment income	(3,022,308)	(3,324,493)

Distributions to shareholders from net realized gains:
Class A	—	(6,137)

Class B	—	(1,350)

Class C	—	(18,276)

Class K	—	(2,046)

Investor Class	—	(1,270,020)

Total distributions from net realized gains	—	(1,297,829)

Decrease in net assets resulting from distributions	(3,022,308)	(4,622,322)

Share transactions–net:
Class A	91,472,322	6,159,468

Class B	79,803,551	1,140,827

Class C	21,470,386	(3,084,162)

Class K	(312,490)	618,396

Investor Class	(178,640,151)	(242,531,721)

Net increase (decrease) in net assets resulting from share transactions	13,793,618	(237,697,192)

Net increase (decrease) in net assets	339,038,842	(500,030,206)

Net assets:
Beginning of year	752,113,843	1,252,144,049

End of year (including undistributed net investment income of $1,619,762 and $(27,883) for 2004 and 2003, respectively)	$1,091,152,685	$752,113,843

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Financial Services Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 21, 2003, the Fund was restructured from a separate series of AIM Sector Funds, Inc., formerly known as INVESCO Sector Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC are

F-6

through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $2,500,471. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $3,769,202. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75%, 2.75% and 2.20%, respectively. In addition, the Fund’s advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.40%, 2.05% and 1.50%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the contractual and voluntary caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65%, 2.10% and 1.90% for Class A, Class B, Class C, Class K and Investor Class shares, respectively, excluding certain items

F-7

Note 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

discussed above. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the Fund to Fund waiver on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the period November 6, 2003 through March 31, 2004, AIM waived fees of $1,618.

For the period November 25, 2003 through March 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $90,166, $90,275, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $17,528, $5,925, $0, $10,493 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $0, $0, $1,993 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed other class-specific expenses of the Fund of $0, $0, $0, $1,029 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM made no reimbursements of Fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $20,476.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At March 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $0, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C and Investor Class shares was $31,726, $59,642, $0 and $140, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C and Investor Class shares was $51,486, $20,240, $0 and $0, respectively. During the year ended March 31, 2004, the Fund made no reimbursements to AIM or IFG for previously reimbursed Fund expenses.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $178,037 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar terms, IFG was paid $259,027 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $1,324,942 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $2,138,003 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $148,170, $335,862, $191,381, $6,404 and $1,609,958, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $5,096, $2,880, $28,259, $1,953 and $508,906, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $11,844 in front-end sales commissions from the sale of Class A shares and $0, $1,452, $5,308 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $127 in front-end sales commissions from the sale of Class A shares and $0, $0, $834 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Fund	Market Value 03/31/03	Purchase at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Income	Realized Gain (Loss)

	$—	$179,392,634	$(163,964,194)	$—	$15,428,440	$117,071	$—

F-8

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances and custodian credits resulting from security brokerage transactions at the custodian. The directed brokerage arrangement with the custodian was terminated on November 18, 2003. For the year ended March 31, 2004, the Fund received reductions in custodian fees from periodic overnight cash balances of $1,404 and from security brokerage transactions of $55,820 under expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $57,224.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2004, the Fund paid legal fees of $1,273 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under

NOTE 6—Borrowings (continued)

this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 03/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Dynamics Fund	$—	$133,351,000	$(133,351,000)	$—	$26,670,200	$4,389

INVESCO Technology Fund	—	2,047,000	(2,047,000)	—	2,047,000	66

	$—	$135,398,000	$(135,398,000)	$—	$28,717,200	$4,455

F-9

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended March 31, 2004, the Fund did not participate in securities lending.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2004 and 2003 were as follows:

	2004	2003

Distributions paid from Ordinary income	$3,022,308	$3,324,493
Long-term capital gain	—	1,297,829

Total distributions	$3,022,308	$4,622,322

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$4,418,481

Undistributed long-term gain	30,529,085

Unrealized appreciation — investments	273,585,580

Temporary book/tax differences	(130,911)

Shares of beneficial interest	782,750,450

Total net assets	$1,091,152,685

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $8,352.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $19,867,656 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $485,669,664 and $666,324,881, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$273,648,347

Aggregate unrealized (depreciation) of investment securities	(71,119)

Net unrealized appreciation of investment securities	$273,577,228

Cost of investments for tax purposes is $818,327,972.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and expenses related to the plan of reorganization on March 31, 2004, undistributed net investment income was decreased by $13,586, undistributed net realized gains decreased by $15,894,915 and shares of beneficial interest increased by $15,908,501. This reclassification had no effect on net assets of the Fund.

F-10

NOTE 12—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	323,245	$9,111,783	357,198	$8,745,135

Class B	72,301	2,133,683	47,478	1,184,600

Class C	490,530	12,968,828	774,225	19,297,579

Class K	76,064	1,972,353	41,708	964,477

Investor Class	9,260,845	236,882,896	92,466,548	2,282,256,437

Issued as reinvestment of dividends:
Class A	1,032	27,971	2,132	46,662

Class B	6	161	267	5,986

Class C	43	1,136	673	15,533

Class K	181	4,801	454	9,812

Investor Class	105,190	2,862,271	196,653	4,373,500

Issued in connection with acquisitions:*
Class A	3,643,293	99,414,455	—	—

Class B	3,213,587	87,853,557	—	—

Class C	975,439	26,155,491	—	—

Automatic conversion of Class B shares to Class A shares:**
Class A	63,785	1,907,801	—	—

Class B	(63,734)	(1,907,801)	—	—

Reacquired:
Class A	(650,835)	(18,989,688)	(114,384)	(2,632,329)

Class B	(277,826)	(8,276,049)	(2,217)	(49,759)

Class C	(653,670)	(17,655,069)	(911,176)	(22,397,274)

Class K	(86,005)	(2,289,644)	(16,126)	(355,893)

Investor Class	(15,751,038)	(418,385,318)	(102,655,456)	(2,529,161,658)

	742,433	$13,793,618	(9,812,023)	$(237,697,192)

*	As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Financial Services Fund pursuant to a plan of reorganization approved by AIM Global Financial Services Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 7,832,319 shares of the Fund for 9,618,940 shares of AIM Global Financial Services Fund outstanding as of the close of business November 21, 2003. AIM Global Financial Services Fund net assets at that date of $213,423,503 including $28,871,384 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $858,824,755.
**	Prior to the year ended March 31, 2004, conversion of Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$21.68		$28.22

Income from investment operations:
Net investment income	0.16	(a)	0.06

Net gains (losses) on securities (both realized and unrealized)	9.10		(6.37)

Total from investment operations	9.26		(6.31)

Less distributions:
Dividends from net investment income	(0.11)		(0.20)

Distributions from net realized gains	—		(0.03)

Total distributions	(0.11)		(0.23)

Net asset value, end of period	$30.83		$21.68

Total return(b)	42.78%		(22.36)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$111,766		$5,311

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.41	%(c)	1.38%

Without fee waivers and expense reimbursements	1.66	%(c)	1.51%

Ratio of net investment income to average net assets	0.55	%(c)	0.49%

Portfolio turnover rate	57%		60%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $43,790,399.

F-12

NOTE 13—Financial Highlights (continued)

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$21.74		$28.22

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.03)

Net gains (losses) on securities (both realized and unrealized)	9.11		(6.30)

Total from investment operations	9.08		(6.33)

Less distributions:
Dividends from net investment income	(0.00)		(0.11)

Distributions from net realized gains	—		(0.04)

Total distributions	(0.00)		(0.15)

Net asset value, end of period	$30.82		$21.74

Total return(b)	41.78%		(22.48)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$92,137		$990

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.06	%(c)	2.09%

Without fee waivers and expense reimbursements	2.34	%(c)	2.40%

Ratio of net investment income (loss) to average net assets	(0.10	)%(c)	(0.20)%

Portfolio turnover rate	57%		60%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $33,874,133.

F-13

NOTE 13—Financial Highlights (continued)

	Class C
	Year ended March 31,						February 14, 2000 (Date sales commenced) to March 31,
	2004		2003	2002	2001		2000

Net asset value, beginning of period	$21.38		$27.89	$28.72	$27.06		$23.66

Income from investment operations:
Net investment income (loss)	(0.12	)(a)	(0.25)	(0.10)	(0.09	)(a)	0.00

Net gains (losses) on securities (both realized and unrealized)	8.94		(6.22)	0.87	3.05		3.48

Total from investment operations	8.82		(6.47)	0.77	2.96		3.48

Less distributions:
Dividends from net investment income	(0.00)		—	—	(0.08)		(0.08)

Distributions from net realized gains	—		(0.04)	(1.60)	(1.22)		—

Total distributions	(0.00)		(0.04)	(1.60)	(1.30)		(0.08)

Net asset value, end of period	$30.20		$21.38	$27.89	$28.72		$27.06

Total return(b)	41.27%		(23.22)%	2.98%	10.87%		14.72%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$38,696		$10,026	$16,880	$12,221		$138

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.38	%(c)	2.45%	2.07%	1.85%		1.63	%(d)

Ratio of net investment income (loss) to average net assets	(0.42	)%(c)	(0.68)%	(0.57)%	(0.31)%		0.39	%(d)

Portfolio turnover rate(e)	57%		60%	81%	99%		38%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $21,964,040.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 13—Financial Highlights (continued)

	Class K
	Year ended March 31,					November 30, 2000 (Date sales commenced) to March 31,
	2004		2003	2002		2001

Net asset value, beginning of period	$21.27		$27.69	$28.67		$29.35

Income from investment operations:
Net investment income (loss)	0.12	(a)	0.15	(0.03	)(a)	(0.17)

Net gains (losses) on securities (both realized and unrealized)	8.93		(6.41)	0.90		(0.38)

Total from investment operations	9.05		(6.26)	0.87		(0.55)

Less distributions:
Dividends from net investment income	(0.09)		(0.12)	(0.25)		(0.13)

Distributions from net realized gains	—		(0.04)	(1.60)		—

Total distributions	(0.09)		(0.16)	(1.85)		(0.13)

Net asset value, end of period	$30.23		$21.27	$27.69		$28.67

Total return(b)	42.61%		(22.62)%	3.38%		(1.97)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,621		$1,348	$1,033		$1

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.51	%(c)	1.78%	1.63%		3.35	%(d)

Without fee waivers and expense reimbursements	2.24	%(c)	2.13%	1.63%		3.35	%(d)

Ratio of net investment income (loss) to average net assets	0.45	%(c)	0.18%	(0.12)%		(1.80	)%(d)

Portfolio turnover rate(e)	57%		60%	81%		99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $1,857,218.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 13—Financial Highlights (continued)

	Investor Class
	Year ended March 31,					Five months ended March 31,		Year ended October 31,
	2004		2003	2002	2001	2000		1999

Net asset value, beginning of period	$21.77		$28.22	$28.88	$27.13	$29.73		$28.45

Income from investment operations:
Net investment income (loss)	0.15	(a)	0.10	0.07	0.10	0.03		0.08

Net gains (losses) on securities (both realized and unrealized)	9.14		(6.42)	0.94	2.97	0.05		3.52

Total from investment operations	9.29		(6.32)	1.01	3.07	0.08		3.60

Less distributions:
Dividends from net investment income	(0.10)		(0.10)	(0.07)	(0.10)	(0.03)		(0.08)

Distributions from net realized gains	—		(0.03)	(1.60)	(1.22)	(2.65)		(2.24)

Total distributions	(0.10)		(0.13)	(1.67)	(1.32)	(2.68)		(2.32)

Net asset value, end of period	$30.96		$21.77	$28.22	$28.88	$27.13		$29.73

Total return(b)	42.73%		(22.39)%	3.82%	11.25%	0.60%		13.52%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$846,933		$734,440	$1,234,230	$1,368,583	$1,133,350		$1,242,555

Ratio of expenses to average net assets:	1.42	%(c)	1.40%	1.27%	1.25%	1.29	%(d)	1.26%

Ratio of net investment income to average net assets	0.54	%(c)	0.38%	0.24%	0.36%	0.25	%(d)	0.25%

Portfolio turnover rate(e)	57%		60%	81%	99%	38%		83%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $847,545,627.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning

F-16

NOTE 14—Legal Proceedings (continued)

these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $47,823 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of INVESCO Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Financial Services Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 21, 2004

Houston, Texas

F-18

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Financial Services Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement with A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	18,173,445	955,587	771,873
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	18,185,134	969,596	746,175
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

F-19

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended March 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended March 31, 2004, the Fund designated 0%, or the maximum allowable, of its dividend distribution as qualified dividend income. The actual amount for the calendar year will be designated in the Fund’s year end tax statement.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31,2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-FSE-AR-1

[Your goals. Our solutions.]

- Registered Trademark -

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

- servicemark -

INVESCO Gold & Precious

Metals Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

- Registered Trademark -

[AIM Investments Logo] - servicemark –

INVESCO GOLD & PRECIOUS METALS FUND seeks capital growth.

■	Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, custody arrangements made for the fund’s foreign holdings, political risks, differences in accounting procedures and the lesser degree of public information required to be provided by non-U.S. companies. The fund can invest up to 100% of its assets in foreign securities that present risks not associated with investing solely in the United States.

■	The securities of companies involved in exploring for, mining, processing or dealing and investing in gold, gold bullion and other precious metals as well as diamonds are highly dependent on the price of precious metals at any given time.

■	Fluctuations in the price of gold directly—and often dramatically—affect the profitability and market value of companies in this sector. Changes in political or economic climate for the two largest gold producers—South Africa and the former Soviet Union—may have a direct impact on the price of gold worldwide. Up to 10% at the time of purchase of the fund’s assets may be invested in gold bullion. The fund’s investments directly in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the fund can realize gains on bullion investments. The fund may have higher storage and custody costs in connection with its ownership of bullion than those associated with the purchase, holding and sale of more traditional types of investments.

■	The fund invests in small and mid-sized companies that involve greater risk not associated with investing in more established companies. Additionally, small companies have business risk, stock price fluctuations and illiquidity.

■	By concentrating on a small number of holdings, the fund carries greater risk because each investment has a greater effect on the fund’s overall performance.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500—registermark—Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Other information

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM and INVESCO have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund’s shares return more than 60% for year

For the fiscal year ended March 31, 2004, INVESCO Gold & Precious Metals Fund Investor Class shares returned 65.92%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. Results for the fund’s other share classes are shown in the table on page 3.

The fund’s benchmark, the S&P 500 Index, had a total return of 35.10% for the fiscal year. The fund was able to outperform its benchmark by such a wide margin in part because of favorable market conditions for gold and precious metals stocks. Another major factor in the fund’s success was our in-depth fundamental research, which identifies companies that have the ability to increase production capacity at low cost.

Market conditions

The economy and the stock market showed signs of health for the fiscal year ended March 31, 2004. U.S. gross domestic product (GDP), the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2%, and 4.1% during the second, third and fourth quarters of 2003, and 4.2% in the first quarter of 2004.

As mentioned, the S&P 500 Index, widely viewed as representative of the U.S. stock market, rose 35.10% in the year ended March 31, 2004. The materials, financials and information technology sectors of the S&P 500 Index had the highest total returns, while health care, consumer staples and energy had the lowest—though still in the double digits.

The materials sector, which includes gold and other metals, was the best-performing sector of the S&P 500 for the 12-month period, returning a solid 46.28%.

Your fund

Among the market factors favoring the fund’s performance during the period was the weakening U.S. dollar. Gold is often viewed as a way to store value relatively independently from fluctuating currency rates. The continued climate of global geopolitical uncertainty also favored gold, which is frequently regarded as a haven from such disturbances. Rising demand from China and India for gold bullion and other precious metals also helped push up their prices.

All of the industries in which the fund invests had positive returns for the year. The diversified metals and mining industry performed especially well. The global economic recovery, as well as growing industrial development in China, spurred demand for copper, driving up copper prices.

Among specific holdings in that industry group that helped fund performance was Freeport-McMoRan Copper & Gold Inc., to which the fund had significant exposure. Freeport-McMoRan, one of the world’s largest copper and gold mining and production companies, is the major owner of the vast Grasberg gold and copper mine in Indonesia. Grasberg is one of the world’s lowest-cost copper and gold mining operations and provides high margins to Freeport-McMoRan. In addition, Grasberg contains the largest single gold reserve and one of the largest copper reserves of any mine in the world.

Over the period, we systematically reduced our weighting in gold stocks on relative valuations while increasing our weighting in diversified metals and mining stocks. This helped the fund to benefit from the increasing demand for commodities such as copper, silver and diamonds. We also decreased cash levels and kept the fund more fully invested to take advantage of the rally in gold and precious metals stocks.

TOP 10 EQUITY HOLDINGS*

1. Wheaton River Minerals Ltd. (Canada)	5.4%
2. Compania de Minas Buenaventura S.A.A.-ADR (Peru)	5.3
3. Freeport-McMoRan Copper & Gold, Inc.-Class B	5.3
4. Glamis Gold Ltd. (Canada)	5.0

5. Barrick Gold Corp. (Canada)	5.0
6. Placer Dome Inc. (Canada)	4.7
7. Agnico-Eagle Mines Ltd. (Canada)	4.6
8. Phelps Dodge Corp.	4.5
9. Eldorado Gold Corp. (Canada)	4.3
10. Harmony Gold Mining Co. Ltd.-ADR(South Africa)	3.7

TOP COUNTRIES*

1. Canada	57.3%
2. South Africa	13.4
3. United States	12.4
4. Peru	5.3
5. United Kingdom	4.4
6. Ghana	1.8

PORTFOLIO COMPOSITION BY INDUSTRY

[PIE CHART]

Diversified Metals & Mining	19.4%
Precious Metals & Minerals	18.0%
Gold Bullion	4.4%
Gold	57.2%
Cash & Other	1.0%

*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

Specific holdings that boosted fund performance included:

■	Canada-based Wheaton River Minerals Ltd. operates mines in Mexico. In addition to strong sales growth in 2003, Wheaton had sizable reserves of both gold and silver.

■	Glamis Gold had a strong increase in annual net income during its latest fiscal year and was free of debt. We judged its production pipeline and growth opportunities to be good.

■	Peru-based Compania de Minas Buenaventura operates three mining units and has a controlling interest in four mining companies. It has interests in large mineable gold reserves and is increasing its gold output. It also produces silver, copper, zinc and other metals.

Holdings that detracted from fund results included:

■	Apollo Gold Corp. experienced strong sales growth for its most recent fiscal year, yet saw an erosion in its net income.

■	Canada-based SouthernEra Resources Ltd., a diamond and platinum mining company with operations in Australia, North America and Africa, saw both sales and net income decline for the year.

■	A rock slide at Agnico-Eagle Mines Ltd.’s LaRonde mine in early 2003 hurt production, but sales growth remained positive. LaRonde is a large gold deposit that we feel should give the company substantial returns over time. As the rock slide issue has been resolved, we added to our position in the stock, and it worked to our benefit in the latter half of the fund’s fiscal year.

The broad rally in gold stocks allowed some lower-quality, more volatile stocks to perform well. However, we considered many of these stocks not to be compelling long-term candidates for the fund, as stocks of higher quality are preferred under our selection criteria.

In closing

We were pleased to have provided this level of positive performance during the fund’s fiscal year through our focus on high-quality, low-cost producers. We continued to manage the fund as one of the more conservative offerings within the gold fund category, focusing on delivering strong risk-adjusted returns.

See important fund and index disclosures inside front cover.

[SEGNER PHOTO]

John S. Segner

Mr. Segner is portfolio manager of INVESCO Gold & Precious Metals Fund. He has been in the investment business since 1980 and joined INVESCO in 1997. He holds a B.S. from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas-Austin.

FUND VS. INDEXES

Total returns, 3/31/03–3/31/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	65.02%
Class B Shares	65.26
Class C Shares	64.70
Investor Class Shares	65.92
S&P 500 Index	35.10
Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	32
TOTAL NET ASSETS	$146.1 million

[RIGHT ARROW GRAPHIC]

For a presentation of your fund s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares have no front-end sales charge or CDSC; therefore performance shown in the chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect fund expenses or management fees. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $2,000 and $4,000 is the same as that between $4,000 and $8,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

3/31/94-3/31/04

[MOUNTAIN CHART]

INVESCO Gold & Precious
Date	Metals Fund Investor Class Shares	S&P 500 Index
3/31/1994	10000	10000
6/30/1994	8390	10042
9/30/1994	9063	10532
12/31/1994	7131	10530
3/31/1995	7072	11554
6/30/1995	7994	12656
9/30/1995	8359	13661
12/31/1995	8036	14482
3/31/1996	11746	15259
6/30/1996	11571	15943
9/30/1996	12114	16436
12/31/1996	11302	17805
3/31/1997	9838	18284
6/30/1997	8496	21473
9/30/1997	8050	23081
12/31/1997	5030	23743
3/31/1998	5319	27053
6/30/1998	4061	27951
9/30/1998	4123	25177
12/31/1998	3896	30534
3/31/1999	3814	32054
6/30/1999	3834	34310
9/30/1999	4329	32173
12/31/1999	3546	36956
3/31/2000	3298	37802
6/30/2000	3442	36798
9/30/2000	3051	36442
12/31/2000	3085	33592
3/31/2001	3022	29612
6/30/2001	3444	31344
9/30/2001	3634	26745
12/31/2001	3613	29603
3/31/2002	4839	29685
6/30/2002	5325	25710
9/30/2002	5261	21271
12/31/2002	5768	23063
3/31/2003	5071	22337
6/30/2003	5790	25773
9/30/2003	6847	26455
12/31/2003	8502	29674
3/31/2004	8416	30177

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	27.53%
1 Year	55.89

Class B Shares
Inception (3/28/02)	30.04%
1 Year	60.26

Class C Shares
Inception (2/14/00)	24.03%
1 Year	63.70

Investor Class Shares
Inception (1/19/84)	-1.14%
10 Years	-1.71
5 Years	17.15
1 Year	65.92

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Foreign Stocks & Other Equity Interests–82.21%

Canada–57.26%
Aber Diamond Corp. (Precious Metals & Minerals)(a)	160,000	$5,097,291

Agnico–Eagle Mines Ltd. (Gold)	450,000	6,718,500

Apollo Gold Corp. (Gold)(a)	1,200,000	2,563,907

Barrick Gold Corp. (Gold)	310,000	7,371,800

Cambior Inc. (Gold)(a)	1,600,000	5,008,000

Eldorado Gold Corp. (Gold)(a)	2,200,000	6,328,882

Gabriel Resources Ltd. (Gold)(a)	239,700	667,611

Glamis Gold Ltd. (Gold)(a)	409,400	7,373,294

Goldcorp Inc. (Gold)	172,000	2,547,320

IAMGOLD Corp. (Gold)	700,000	4,582,984

Inco Ltd. (Diversified Metals & Mining)(a)	120,000	4,155,600

Kinross Gold Corp. (Gold)(a)	400,000	2,924,075

North American Palladium Ltd. (Precious Metals & Minerals)(a)	240,000	2,796,490

Pacific Rim Mining Corp. (Precious Metals & Minerals)(a)	1,254,900	1,503,390

Placer Dome Inc. (Gold)	385,000	6,918,450

Rio Narcea Gold Mines Ltd. (Gold)(a)	515,900	1,173,126

SouthernEra Resources Ltd. (Precious Metals & Minerals)(a)	1,025,000	3,331,934

Teck Cominco Ltd.–Class B (Diversified Metals & Mining)	250,000	4,668,066

Wheaton River Minerals Ltd. (Gold)(a)	2,327,100	7,955,290

		83,686,010

Ghana–1.83%
Ashanti Goldfields Co. Ltd.–GDR (Gold)(a)	220,000	2,675,200

Peru–5.34%
Compania de Minas Buenaventura S.A.A.–ADR (Precious Metals & Minerals)	270,000	7,803,000

South Africa–13.41%
AngloGold Ltd.–ADR (Gold)	93,700	3,960,699

Gold Fields Ltd.–ADR (Gold)	400,000	5,260,000

Harmony Gold Mining Co. Ltd.–ADR (Gold)	354,000	5,462,220

Impala Platinum Holdings Ltd. (Precious Metals & Minerals)	60,000	4,922,595

		19,605,514

	Shares		Market Value

United Kingdom–4.37%
Randgold Resources Ltd.-ADR (Gold)(a)	60,000		$1,179,000

Rio Tinto PLC (Diversified Metals & Mining)	210,000		5,203,243

			6,382,243

Total Foreign Stocks & Other Equity Interests (Cost $83,452,560)			120,151,967

Domestic Common Stocks–12.44%

Diversified Metals & Mining–9.80%
Freeport-McMoRan Copper & Gold, Inc.–Class B	197,800		7,732,002

Phelps Dodge Corp.(a)	80,600		6,581,796

			14,313,798

Gold–2.04%
Newmont Mining Corp.	64,000		2,984,320

Precious Metals & Minerals–0.60%
Solitario Resources Corp.(a)	631,000		876,322

Total Domestic Common Stocks (Cost $10,570,730)			18,174,440

Gold Bullion–4.37%
Gold Bullion (Cost $4,266,032)	14,974	(b)	6,385,662

Money Market Funds–0.99%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $1,440,206)(c)	1,440,206		1,440,206

TOTAL INVESTMENTS–100.01% (excluding investments purchased with cash collateral from securities loaned) (Cost $99,729,528)			146,152,275

Investments Purchased with Cash Collateral from Securities Loaned

Money Market Funds–15.86%
INVESCO Treasurer’s Money Market Reserve Fund(c)(d)	23,186,632		23,186,632

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $23,186,632)			23,186,632

TOTAL INVESTMENTS–115.87% (Cost $122,916,160)			169,338,907

OTHER ASSETS LESS LIABILITIES–(15.87%)			(23,191,496)

NET ASSETS–100.00%			$146,147,411

F-1

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Represent troy ounces.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $98,289,322)*	$144,712,069

Investments in affiliated money market funds (cost $24,626,838)	24,626,838

Total investments (cost $122,916,160)	169,338,907

Receivables for:
Fund shares sold	431,567

Dividends	94,247

Investment for deferred compensation and retirement plans	22,356

Other assets	45,082

Total assets	169,932,159

Liabilities:
Payables for:
Fund shares reacquired	285,168

Dividends	808

Deferred compensation and retirement plans	27,988

Collateral upon return of securities loaned	23,186,632

Accrued distribution fees	36,158

Accrued transfer agent fees	174,207

Accrued operating expenses	73,787

Total liabilities	23,784,748

Net assets applicable to shares outstanding	$146,147,411

Net assets consist of:
Shares of beneficial interest	$264,613,214

Undistributed net investment income (loss)	(4,118,693)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(160,770,697)

Unrealized appreciation of investment securities and foreign currencies	46,423,587

$146,147,411

Net Assets:
Class A	$8,844,323

Class B	$7,042,130

Class C	$5,207,961

Investor Class	$125,052,997

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,319,126

Class B	1,842,178

Class C	1,289,184

Investor Class	32,595,807

Class A :
Net asset value per share	$3.81

Offering price per share:
(Net asset value of $3.81 ÷ 94.50%)	$4.03

Class B :
Net asset value and offering price per share	$3.82

Class C :
Net asset value and offering price per share	$4.04

Investor Class:
Net asset value and offering price per share	$3.84

*	At March 31, 2004, securities with an aggregate market value of $22,616,095 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $37,162)	$976,826

Dividends and interest from affiliates*	80,926

Interest	15,530

Total investment income	1,073,282

Expenses:
Advisory fees	977,792

Administrative services fees	68,668

Custodian fees	67,899

Distribution fees:
Class A	19,267

Class B	43,150

Class C	38,156

Investor Class	291,842

Transfer agent fees:
Class A	35,262

Class B	5,992

Class C	18,721

Investor Class	711,939

Trustees’ fees	17,046

Printing and postage:
Class A	3,971

Class B	1,306

Class C	2,478

Investor Class	159,629

Other	125,149

Total expenses	2,588,267

Less: Fees waived, expenses reimbursed and expense offset arrangements	(32,455)

Net expenses	2,555,812

Net investment income (loss)	(1,482,530)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	33,903,450

Foreign currencies	(37,347)

33,866,103

Change in net unrealized appreciation of:
Investment securities	31,003,842

Foreign currencies	783

31,004,625

Net gain from investment securities and foreign currencies	64,870,728

Net increase in net assets resulting from operations	$63,388,198

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(1,482,530)	$(946,525)

Net realized gain from investment securities and foreign currencies	33,866,103	12,875,065

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	31,004,625	(10,324,799)

Net increase in net assets resulting from operations	63,388,198	1,603,741

Distributions to shareholders from net investment income:
Class A	(275,645)	—

Class B	(186,558)	—

Class C	(117,790)	—

Investor Class	(4,879,235)	—

Decrease in net assets resulting from distributions	(5,459,228)	—

Share transactions–net:
Class A	5,196,934	1,848,062

Class B	3,070,280	2,441,635

Class C	1,162,774	2,386,944

Investor Class	(25,887,997)	(8,950,008)

Net increase (decrease) in net assets resulting from share transactions	(16,458,009)	(2,273,367)

Net increase (decrease) in net assets	41,470,961	(669,626)

Net assets:
Beginning of year	104,676,450	105,346,076

End of year (including undistributed net investment income (loss) of $(4,118,693) and $(140,069) for 2004 and 2003, respectively)	$146,147,411	$104,676,450

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 21, 2003, the Fund was restructured from a separate series of AIM Sector Funds, Inc., formerly known as INVESCO Sector Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

Gold bullion is valued at the close of the New York Stock Exchange and its valuation is obtained by a pricing service approved by the Fund’s Board of Trustees.

B.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral

F-6

consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $385,474. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $592,318. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75% and 2.75%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65% and 1.90% for Class A, Class B, Class C and Investor Class shares, respectively, excluding certain items discussed above.

F-7

Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the period November 6, 2003 through March 31, 2004, AIM waived fees of $313.

For the period November 25, 2003 through March 31, 2004, AIM reimbursed fund level expenses of the Fund of $0. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $3,704.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $26,626 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar terms, IFG was paid $42,042 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $310,889 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $435,713 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $17,486, $36,219, $30,952 and $229,158, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $1,781, $6,931, $7,204 and $62,684, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $9,198 in front-end sales commissions from the sale of Class A shares and $0, $6,319 and $4,198 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $1,726 in front-end sales commissions from the sale of Class A shares and $0, $1,086 and $439 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$—	$54,266,213	$(52,826,007)	$—	$1,440,206	$41,370	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$11,344,418	$181,538,124	$(169,695,910)	$—	$23,186,632	$39,203	$—

Total	$11,344,418	$235,804,337	$(222,521,917)	$—	$24,626,838	$80,573	$—

*	Dividend income is net of fees paid to security lending counterparties of $43,207.

F-8

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances. Indirect expenses under directed brokerage arrangements are comprised of custodian credits resulting from security brokerage transactions at the custodian. This directed brokerage arrangement was terminated on November 18, 2003. For the year ended March 31, 2004, the Fund received reductions in custodian fees from security brokerage transactions of $28,438 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $28,438.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2004, the Fund paid legal fees of $801 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund had average borrowings of $1,713,889 with a weighted average interest rate of 1.35% and interest expense of $568.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 03/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Dynamics Fund	$—	$9,304,000	$(9,304,000)	$—	$9,304,000	$353

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At March 31, 2004, securities with an aggregate value of $22,616,095 were on loan to brokers. The loans were secured by cash collateral of $23,186,632 received by the Fund and subsequently invested in an affiliated money market fund. For the March 31, 2004 ended year, the Fund received dividends on cash collateral net of fees paid to counterparties of $39,203 for securities lending transactions.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

	2004	2003

Distributions paid from ordinary income	$5,459,228	$—

F-9

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$1,384,037

Unrealized appreciation — investments	40,655,776

Temporary book/tax differences	(21,950)

Capital loss carryforward	(160,481,501)

Post-October capital loss deferral	(2,165)

Shares of beneficial interest	264,613,214

Total net assets	$146,147,411

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the recognition for tax purposes of unrealized gains on passive foreign investment companies and certain corporate actions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $840.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $30,005,977 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

March 31, 2005	$26,473,779

March 31, 2006	64,536,948

March 31, 2007	30,924,521

March 31, 2009	37,453,344

March 31, 2010	1,092,909

Total capital loss carryforward	$160,481,501

The ability to use capital loss carryforwards may be limited under the Internal Revenue Code and related regulations.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $58,708,049 and $75,546,508, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$45,547,499

Aggregate unrealized (depreciation) of investment securities	(4,892,563)

Net unrealized appreciation of investment securities	$40,654,936

Cost of investments for tax purposes is $128,683,971.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment company reclassifications, foreign currency transactions and expenses related to the plan of reorganization, on March 31, 2004, undistributed net investment income (loss) was increased by $2,963,134, undistributed net realized gain (loss) decreased by $2,943,784 and shares of beneficial interest decreased by $19,350. This reclassification had no effect on the net assets of the Fund.

F-10

NOTE 12—Share Information

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	4,367,454	$14,190,104	3,326,766	$8,742,700

Class B	1,695,415	5,884,727	1,053,937	2,670,343

Class C	3,460,076	11,274,482	7,482,496	20,351,688

Investor Class	41,101,369	125,772,587	113,839,180	288,729,638

Issued as reinvestment of dividends:
Class A	55,772	209,700	—	—

Class B	48,308	182,118	—	—

Class C	28,837	115,049	—	—

Investor Class	1,247,840	4,716,834	—	—

Automatic conversion of Class B shares to Class A shares:*
Class A	19,727	74,538	—	—

Class B	(19,691)	(74,538)	—	—

Reacquired:
Class A	(2,757,263)	(9,277,408)	(2,693,330)	(6,894,638)

Class B	(850,768)	(2,922,027)	(85,023)	(228,708)

Class C	(3,176,408)	(10,226,757)	(6,718,167)	(17,964,744)

Investor Class	(50,814,398)	(156,377,418)	(118,596,254)	(297,679,646)

	(5,593,730)	$(16,458,009)	(2,390,395)	$(2,273,367)

*	Prior to the year ended March 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired

F-11

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$2.39		$2.29

Income from investment operations:
Net investment income (loss)	(0.01)		(0.02	)(a)

Net gains on securities (both realized and unrealized)	1.56		0.12

Total from investment operations	1.55		0.10

Less dividends from net investment income	(0.13)		—

Net asset value, end of period	$3.81		$2.39

Total return(b)	65.02%		4.37%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$8,844		$1,514

Ratio of expenses to average net assets	2.13	%(c)	2.09	%(d)

Ratio of net investment income (loss) to average net assets	(1.29	)%(c)	(1.09)%

Portfolio turnover rate	48%		84%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $5,504,863.
(d)	After fee waivers and/ or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 2.11%.

F-12

NOTE 13—Financial Highlights (continued)

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$2.39		$2.29

Income from investment operations:
Net investment income (loss)	(0.01)		(0.02	)(a)

Net gains on securities (both realized and unrealized)	1.57		0.12

Total from investment operations	1.56		0.10

Less dividends from net investment income	(0.13)		—

Net asset value, end of period	$3.82		$2.39

Total return(b)	65.26%		4.37%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$7,042		$2,315

Ratio of expenses to average net assets	2.28	%(c)	2.18%

Ratio of net investment income (loss) to average net assets	(1.44	)%(c)	(1.12)%

Portfolio turnover rate	48%		84%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $4,315,004.

F-13

NOTE 13—Financial Highlights (continued)

	Class C
	Year ended March 31,						February 14, 2000 (Date sales commenced) to March 31, 2000
	2004		2003	2002	2001

Net asset value, beginning of period	$2.52		$2.42	$1.53	$1.60		$1.75

Income from investment operations:
Net investment income (loss)	(0.04)		(0.00)	(0.07)	(0.01	)(a)	(0.00)

Net gains (losses) on securities (both realized and unrealized)	1.67		0.10	0.96	(0.02)		(0.15)

Total from investment operations	1.63		0.10	0.89	(0.03)		(0.15)

Less dividends from net investment income	(0.11)		—	—	(0.04)		—

Net asset value, end of period	$4.04		$2.52	$2.42	$1.53		$1.60

Total return(b)	64.70%		4.13%	58.17%	(1.95)%		(8.57)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,208		$2,459	$515	$57		$1

Ratio of expenses to average net assets	2.69	%(c)	2.65%	3.33%	3.38%		3.54	%(d)

Ratio of net investment income (loss) to average net assets	(1.85	)%(c)	(1.60)%	(1.67)%	(1.41)%		(0.82	)%(d)

Portfolio turnover rate(e)	48%		84%	46%	90%		37%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $3,815,651.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 13—Financial Highlights (continued)

	Investor Class
	Year ended March 31,							Five months ended March 31, 2000		Year ended October 31, 1999
	2004		2003		2002	2001

Net asset value, beginning of period	$2.40		$2.29		$1.43	$1.60		$1.83		$1.90

Income from investment operations:
Net investment income (loss)	(0.05)		(0.02	)(a)	(0.01)	(0.01	)(a)	(0.01)		(0.03	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.63		0.13		0.87	(0.12)		(0.22)		(0.04)

Total from investment operations	1.58		0.11		0.86	(0.13)		(0.23)		(0.07)

Less dividends from net investment income	(0.14)		—		—	(0.04)		—		—

Net asset value, end of period	$3.84		$2.40		$2.29	$1.43		$1.60		$1.83

Total return(b)	65.92%		4.80%		60.14%	(8.38)%		(12.58)%		(3.68)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$125,053		$98,388		$104,831	$64,429		$81,470		$99,753

Ratio of expenses to average net assets	1.93	%(c)	1.88%		2.10%	2.34%		2.08	%(d)	2.20%

Ratio of net investment income (loss) to average net assets	(1.09	)%(c)	(0.79)%		(0.80)%	(0.99)%		(0.76	)%(d)	(1.60)%

Portfolio turnover rate(e)	48%		84%		46%	90%		37%		141%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $116,736,763.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $16,875 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

F-16

NOTE 14—Legal Proceedings (continued)

Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 21, 2004

Houston, Texas

F-18

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Gold & Precious Metals Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	24,631,009	1,616,829	873,144
(3)* Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	24,601,028	1,662,957	856,997
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolio of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

F-19

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended March 31, 2004, 3.96% is eligible for the dividends received deduction for corporations.

For its tax year ended March 31, 2004, the Fund designated 6.51%, or the maximum allowable, of its dividend distributions as qualified dividend income. The actual amount for the calendar year will be designated in the Fund’s year end tax statement.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-GPM-AR-1

[Your goals. Our solutions.]

- Registered Trademark -

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

- servicemark -

INVESCO Health Sciences Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– Registered Trademark –

[AIM Investments Logo] – servicemark –

INVESCO HEALTH SCIENCES FUND seeks capital growth.

■	Unless otherwise stated, information is as of 3/31/04 and is based on total net assets

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	Investing in mid-size companies involves risks not associated with investing in more established companies.

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

■	Portfolio turnover is greater than that of most funds, which may affect performance.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Other information

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]

Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund focuses on stocks of pharmaceutical companies

For the fiscal year ended March 31, 2004, INVESCO Health Sciences Fund, Investor Class shares, returned 29.4%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. For the performance of other share classes, please see page 3. The fund underperformed the S&P 500 Index, which returned 35.10% for the year, but outperformed the health care sector of the index, which returned 13.08% over the same period.

The fund underperformed the S&P 500 Index because investors generally preferred more aggressive sectors, such as information technology, during the reporting period. We also observed that investors generally favored more speculative stocks for much of the fiscal year. Stock selection in the pharmaceuticals, biotechnology, managed health care and health care equipment sub-sectors helped the fund outperform the health care sector of the S&P 500 Index.

Market conditions

The economy and the stock market exhibited strength for much of the year ended March 31, 2004. U.S. gross domestic product (GDP), the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2%, and 4.1% during the second, third, and fourth quarters of 2003, and 4.2% in the first quarter of 2004. Information technology, materials and financials were the strongest-performing of the 10 sectors of the S&P 500 Index, while health care, consumer staples and telecommunications services were the weakest-performing sectors.

In late June 2003, the Federal Reserve Board (the Fed) reduced short-term interest rates from 1.25% to 1.00%, explaining that it favored a more expansive monetary policy because the economy had not exhibited sustainable growth. In October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak. By March, the Fed reported that economic activity expanded in January and February; that consumer spending rose in most areas; that commercial real estate markets remained weak but that demand for housing remained strong; and that employment continued to grow slowly.

Within the health care sector, many biotechnology stocks performed particularly well for much of the reporting period, although their performance declined toward the end of the fiscal year. Many pharmaceutical stocks performed well during the weeks preceding and following the December 8, 2003, approval of a new law adding prescription drug coverage to Medicare. During the first quarter of 2004, however, pharmaceutical stocks generally struggled amid a backdrop of growing discussion about prescription drug re-importation from Canada and increasing speculation on the outcome of the fall presidential and congressional elections.

Your fund

At the close of the reporting period, the fund’s top sub-sector weightings were pharmaceuticals, managed health care and health care equipment. During the fiscal year, we increased the fund’s exposure to the stocks of managed health care companies. The sub-sectors that had the most positive impact on fund performance were pharmaceuticals, biotechnology and managed health care while our health care distributor holdings, as a group, detracted from performance.

Our focus also was on the high-quality stocks of companies which we believed had the potential to exceed earnings within their industries and the market in general. For example, UnitedHealth Group, the fund’s top

TOP 10 EQUITY HOLDINGS*

1. UnitedHealth Group Inc.	4.3%
2. Aetna Inc.	4.3
3. Proctor & Gamble Co. (The)	3.8
4. Caremark Rx, Inc.	3.7
5. Anthem, Inc.	3.7
6. Takeda Chemical Industries, Ltd. (Japan)	3.2
7. Shire Pharmaceuticals Group PLC-ADR (United Kingdom)	3.0
8. Boston Scientific Corp.	3.0
9. Medco Health Solutions, Inc.	2.9
10. Forest Laboratories, Inc.	2.7

TOP 10 INDUSTRIES*

1. Pharmaceuticals	37.3%
2. Managed Health Care	16.7
3. Health Care Equipment	13.5
4. Biotechnology	8.0
5. Health Care Services	6.6
6. Household Products	3.8
7. Health Care Facilities	2.8
8. Health Care Supplies	1.9
9. Industrial Conglomerates	1.2
10. Electronic Equipment Manufacturers	1.1

TOP COUNTRIES**

1. U.S.A.	70.6%
2. Switzerland	6.3
3. Japan	5.7
4. United Kingdom	3.0
5. Israel	2.5
6. France	2.2
7. Ireland	1.6
8. Bermuda	1.2

*	Excludes money market fund holdings.
**	Based on total investments.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

holding, is a leading managed health care company with about 50 million U.S. clients. The company reported record earnings for the first quarter of 2004, and its stock appreciated in value over the reporting period.

We avoided the stocks of early stage biotechnology companies, even though they were among the best-performers within the health care sector, because these firms do not meet our positive earnings criteria. Moreover, in our opinion, they also tended to have higher-risk clinical programs.

Biotechnology stocks that we did own, such as Genentech, were mostly those of established companies with solid earnings. Genentech was the stock that had the most positive impact on fund performance. The company recently received Food and Drug Administration approval of its colon cancer drug Avastin and reported a 30% increase in operating revenue for the first quarter of 2004 compared to the same period for the previous year.

Other stocks that contributed positively to fund performance included Boston Scientific, a medical supply company; and Teva Pharmaceuticals, a generic drug firm. Boston Scientific successfully launched its new TAXUS drug-eluting coronary stent, and preliminary net sales were estimated at $42 million for the 10-day period ended March 19, 2004. Teva Pharmaceuticals’ multiple sclerosis drug Copaxone has been approved for marketing in 42 countries.

Detracting from fund performance were Johnson & Johnson, a diversified health care product company; and Merck, a large pharmaceutical firm. Johnson & Johnson’s loss of anticipated market share within the drug-eluting stent market caused the stock to decline. The impact on the fund, however, was mitigated by our large position in Boston Scientific, which gained expected share in this same market. Merck’s stock declined in tandem with disappointing earnings announcements. The fund reduced both its Merck and Johnson & Johnson positions in the course of the year.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective. We are pleased to have provided positive returns to the fund’s shareholders for the year ended March 31, 2004, by investing principally in the stocks of high-quality companies that develop, produce or distribute products or services related to health care.

See important fund and index disclosures inside front cover.

WALD [PHOTO]

Thomas Wald,

Lead Manager

Mr. Wald, Chartered Financial Analyst, began his investment career in 1988 and joined INVESCO in 1997. He holds a master’s degree in business administration from the Wharton School at the University of Pennsylvania. He received his bachelor’s degree from Tulane University.

SUMMERS [PHOTO]

Andy Summers

Mr. Summers, Chartered Financial Analyst, joined the INVESCO Health Sciences team in 1998. He earned a master’s degree in finance from the University of Wisconsin at Madison, and a bachelor’s degree in finance from the University of Wisconsin at Whitewater.

FUND VS. INDEXES

Total returns 3/31/03–3/31/04, excluding applicable front-end load or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	29.51%
Class B Shares	28.66
Class C Shares	27.77
Class K Shares	28.46
Investor Class Shares	29.46
S&P 500® Index	35.10

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	52
TOTAL NET ASSETS	$1.1 BILLION

[RIGHT ARROW GRAPHIC]

For a presentation of your funds long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares do not have a front-end load or contingent deferred sales charge. Therefore, performance shown in this chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect fund expenses or management fees.

Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-0.39%
1 Year	22.40

Class B Shares
Inception (3/28/02)	0.36%
1 Year	23.66

Class C Shares
Inception (2/14/00)	-2.69%
1 Year	26.77

Class K Shares
Inception (11/30/00)	-4.09%
1 Year	28.46

Investor Class Shares
Inception (1/19/84)	16.32%
10 Years	12.85
5 Years	1.10
1 Year	29.46

RESULTS OF A $10,000 INVESTMENT

1/19/84-3/31/04

Index data from 1/31/84

[MOUNTAIN CHART]

Date	INVESCO Health Sciences Fund Investor Class Shares	S&P 500 Index
1/19/84	10000	10000
3/31/1984	9650	9815
3/31/1985	11932	11668
3/31/1986	16304	16063
3/31/1987	23109	20272
3/31/1988	19446	18580
3/31/1989	24997	21947
3/31/1990	34043	26166
3/31/1991	57548	29929
3/31/1992	73678	33225
3/31/1993	55909	38279
3/31/1994	63222	38838
3/31/1995	74724	44874
3/31/1996	112621	59265
3/31/1997	114547	71011
3/31/1998	162377	105070
3/31/1999	200602	124495
3/31/2000	202692	146819
3/31/2001	194343	115009
3/31/2002	202002	115290
3/31/2003	163640	86752
3/31/2004	211845	117202

Source: Lipper, Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown at net asset value do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance quoted is at net asset value. Had the advisor not waived fees and/or reimbursed expenses, performance of Class A, Class B and Class C shares would have been lower. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

[ARROW	For More Information Visit
BUTTON IMAGE]	AIMinvestments.com

4

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Domestic Stocks–70.55%

Biotechnology–8.01%
Amgen Inc.(a)	332,900	$19,364,793

Biogen Idec Inc.(a)	486,100	27,027,160

Genentech, Inc.(a)	120,400	12,740,728

Genzyme Corp.(a)	212,800	10,010,112

Ingenex, Inc.–Pfd., Series B, (Acquired 09/27/94; Cost $600,000)(a)(b)(c)	103,055	0

Invitrogen Corp.(a)	211,200	15,140,929

		84,283,722

Electronic Equipment Manufacturers –1.05%
Thermo Electron Corp.(a)	392,800	11,108,384

Health Care Equipment–13.50%
Athersys Inc.–Pfd., Series F, Conv.(Acquired 04/17/00; Cost $4,999,992)(a)(b)(c)	416,667	2,350,000

Boston Scientific Corp.(a)	736,700	31,221,346

Guidant Corp.	352,300	22,325,251

Kinetic Concepts, Inc.(a)	259,500	11,638,575

Medtronic, Inc.	481,700	23,001,175

St. Jude Medical, Inc.(a)	325,900	23,497,390

UltraGuide Inc.–Pfd., Series E (Acquired 06/01/01; Cost $151,000)(a)(b)(c)	445,050	0

UltraGuide Inc.–Pfd., Series F (Acquired 06/01/01; Cost $1,348,502)(a)(b)(c)	50,000	0

Zimmer Holdings, Inc.(a)	380,562	28,077,869

		142,111,606

Health Care Facilities–2.80%
Community Health Systems Inc.(a)	417,000	11,605,110

Health Management Associates, Inc.–Class A	451,300	10,474,673

Triad Hospitals, Inc.(a)	238,400	7,347,488

		29,427,271

Health Care Services–6.55%
Caremark Rx, Inc.(a)	1,170,976	38,934,952

Medco Health Solutions, Inc.(a)	883,315	30,032,710

		68,967,662

Household Products–3.83%
Procter & Gamble Co. (The)	384,523	40,328,772

Managed Health Care–16.71%
Aetna Inc.	503,750	45,196,450

Anthem, Inc.(a)	426,300	38,639,832

Coventry Health Care, Inc.(a)	515,750	21,831,698

	Shares	Market Value

Managed Health Care–(Continued)
UnitedHealth Group Inc.	703,808	$45,353,388

WellPoint Health Networks Inc.(a)	218,600	24,859,192

		175,880,560

Pharmaceuticals–18.10%
Abbott Laboratories	324,330	13,329,963

Allergan, Inc.	281,200	23,665,792

Barr Pharmaceuticals Inc. (a)	334,200	15,339,780

Bristol–Myers Squibb Co.	413,600	10,021,528

Forest Laboratories, Inc.(a)	400,600	28,690,972

Johnson & Johnson	310,362	15,741,561

King Pharmaceuticals, Inc.(a)	162,800	2,741,552

Lilly (Eli) & Co.	152,200	10,182,180

Merck & Co. Inc.	236,400	10,446,516

Pfizer Inc.	684,680	23,998,034

Pharmaceutical Resources, Inc.(a)	172,500	9,808,350

Scimagix Inc.–Pfd., Series C (Acquired 05/24/01; Cost $1,350,000)(a)(b)(c)	641,635	365,732

Valeant Pharmaceuticals International	552,500	13,188,175

Wyeth	348,000	13,067,400

		190,587,535

Total Domestic Stocks (Cost $588,684,320)		742,695,512

Foreign Stocks & Other Equity Interests–22.31%

Bermuda–1.17%
Tyco International Ltd. (Industrial Conglomerates)	429,500	12,305,175

France–2.18%
Aventis S.A.–ADR (Pharmaceuticals)	298,200	22,931,580

Ireland–1.55%
Elan Corp. PLC–ADR (Pharmaceuticals)(a)	789,200	16,273,304

Israel–2.46%
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	407,540	25,842,111

Japan–5.70%
Sankyo Co., Ltd. (Pharmaceuticals)	606,000	13,160,650

Takeda Chemical Industries, Ltd. (Pharmaceuticals)	757,100	33,682,765

Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceuticals)	383,100	13,150,179

		59,993,594

F-1

	Shares	Market Value

Switzerland–6.26%
Alcon, Inc. (Health Care Supplies)	318,750	$20,176,875

Novartis A.G.–ADR (Pharmaceuticals)	429,758	18,307,691

Roche Holding A.G. (Pharmaceuticals)	280,794	27,462,466

		65,947,032

United Kingdom–2.99%
Shire Pharmaceuticals Group PLC–ADR (Pharmaceuticals)(a)	1,071,000	31,519,530

Total Foreign Stocks & Other Equity Interests (Cost $190,821,396)		234,812,326

Money Market Funds–8.38%
INVESCO Treasurer’s Money Market Reserve Fund(d) (Cost $88,219,019)	88,219,019	88,219,019

TOTAL INVESTMENTS–101.24% (excluding investments purchased with cash collateral from securities loaned) (Cost $867,724,735)		1,065,726,857

	Shares	Market Value

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.36%
INVESCO Treasurer’s Money Market Reserve Fund(d)(e)	3,774,000	$3,774,000

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $3,774,000)		3,774,000

TOTAL INVESTMENTS–101.60% (Cost $871,498,735)		1,069,500,857

OTHER ASSETS LESS LIABILITIES–(1.60%)		(16,801,735)

NET ASSETS–100.00%		$1,052,699,122

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 03/31/04 was $2,715,732, which represented 0.26% of the Fund’s net assets. These securities are considered to be illiquid.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 03/31/04 was $2,715,732, which represented 0.25% of the Fund’s total investments.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $779,505,716)*	$977,507,838

Investments in affiliated money market funds (cost $91,993,019)	91,993,019

Total investments (cost $871,498,735)	1,069,500,857

Foreign currencies, at value (cost $0)	55,354

Receivables for:
Investments sold	6,946,006

Fund shares sold	254,911

Dividends	735,845

Investment for deferred compensation and retirement plans	171,299

Other assets	123,301

Total assets	1,077,787,573

Liabilities:
Payables for:
Investments purchased	17,267,383

Fund shares reacquired	2,267,160

Deferred compensation and retirement plans	211,691

Collateral upon return of securities loaned	3,774,000

Accrued distribution fees	222,336

Accrued transfer agent fees	1,097,060

Accrued operating expenses	248,821

Total liabilities	25,088,451

Net assets applicable to shares outstanding	$1,052,699,122

Net assets consist of:
Shares of beneficial interest	$1,012,149,494

Undistributed net investment income (loss)	(343,640)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(157,020,923)

Unrealized appreciation of investment securities and foreign currencies	197,914,191

$1,052,699,122

Net Assets:
Class A	$5,517,191

Class B	$1,983,017

Class C	$6,688,422

Class K	$2,986,583

Investor Class	$1,035,523,909

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	110,484

Class B	40,196

Class C	140,444

Class K	61,496

Investor Class	20,759,391

Class A :
Net asset value per share	$49.94

Offering price per share:
(Net asset value of $49.94 ÷ 94.50%)	$52.85

Class B :
Net asset value and offering price per share	$49.33

Class C :
Net asset value and offering price per share	$47.62

Class K :
Net asset value and offering price per share	$48.57

Investor Class:
Net asset value and offering price per share	$49.88

*	At March 31, 2004, securities with an aggregate market value of $3,698,112 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $244,296)	$9,233,486

Dividends and interest from affiliates*	247,188

Interest	29,829

Total investment income	9,510,503

Expenses:
Advisory fees	6,856,814

Administrative services fees	485,103

Custodian fees	143,930

Distribution fees:
Class A	10,795

Class B	12,048

Class C	68,697

Class K	12,233

Investor Class	2,604,768

Transfer agent fees:
Class A	23,712

Class B	6,276

Class C	93,645

Class K	21,101

Investor Class	4,313,343

Trustees’ fees	46,638

Other	1,043,010

Total expenses	15,742,113

Less: Fees waived, expenses reimbursed and expense offset arrangements	(439,222)

Net expenses	15,302,891

Net investment income (loss)	(5,792,388)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	207,737,435

Foreign currencies	(230,534)

207,506,901

Change in net unrealized appreciation (depreciation) of:
Investment securities	66,472,940

Foreign currencies	(14,332)

66,458,608

Net gain from investment securities and foreign currencies	273,965,509

Net increase in net assets resulting from operations	$268,173,121

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(5,792,388)	$(7,840,770)

Net realized gain (loss) from investment securities and foreign currencies	207,506,901	(171,617,410)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	66,458,608	(87,177,417)

Net increase (decrease) in net assets resulting from operations	268,173,121	(266,635,597)

Share transactions–net:
Class A	1,072,602	3,988,853

Class B	1,101,462	671,274

Class C	(788,606)	(7,772,056)

Class K	386,419	66,202

Investor Class	(184,199,042)	(256,974,896)

Net increase (decrease) in net assets resulting from share transactions	(182,427,165)	(260,020,623)

Net increase (decrease) in net assets	85,745,956	(526,656,220)

Net assets:
Beginning of year	966,953,166	1,493,609,386

End of year (including undistributed net investment income (loss) of $(343,640) and $(158,098) for 2004 and 2003, respectively)	$1,052,699,122	$966,953,166

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Health Sciences Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 21, 2003, the Fund was restructured from a separate series of AIM Sector Funds, Inc., formerly known as INVESCO Sector Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered

F-6

investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $2,433,038. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $4,423,775. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75%, 2.75% and 2.20%, respectively. In addition, the Fund’s advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A and Class B shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.40% and 2.05%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the contractual and voluntary caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

F-7

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65%, 2.10% and 1.90% for Class A, Class B, Class C, Class K and Investor Class shares, respectively, excluding certain items discussed above. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the period November 6, 2003 through March 31, 2004, AIM waived fees of $2,133.

For the period November 25, 2003 through March 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $8,324, $273, $823, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $15,388, $6,002, $40,232, $2,822 and $234,235 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $948, $5,999, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM made no reimbursements of fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $26,257.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At March 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class shares was $3,561, $386, $12,548, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K and Investor Class shares was $21,600, $8,484, $66,257, $2,757 and $0, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K and Investor Class shares was $6,328, $5,053, $0, $0 and $0, respectively. During the year ended March 31, 2004, the Fund reimbursed AIM for previously reimbursed Fund expenses of $11,763 and made no such reimbursements to IFG.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $172,519 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar terms, IFG was paid $312,584 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $2,106,474 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $2,132,087 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $7,961, $10,145 $50,211, $9,648 and $1,972,216, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $2,834, $1,903, $18,486, $2,585 and $632,552, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $7030 in front-end sales commissions from the sale of Class A shares and $0, $506, $413, $0 and $0 from Class A, Class B, Class C, Class K and Investor Class shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $2,216 in front-end sales commissions from the sale of Class A shares and $0, $533, $438, $0 and $0 from Class A, Class B, Class C, Class K and Investor Class shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

F-8

NOTE 3—Investments in Affiliates

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the period ended March 31, 2004.

	Market Value 03/31/03	Purchases at Cost	Sales at Cost	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

Pharmaceutical HOLDRs Trust	$42,888,360	$11,843,645	$(17,466,855)	$(37,265,150)	$—	$—	$75,506

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Investments of Daily Available Cash Balances:

	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$—	$387,778,863	$(299,559,844)	$—	$88,219,019	$149,643	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	24,193,400	664,447,935	(684,867,335)	—	3,774,000	97,263	—

Total	$24,193,400	$1,052,226,798	$(984,427,179)	$—	$91,993,019	$246,906	$—

*	Dividend income is net of fees paid to security lending counterparties of $121,905.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances and custodian credits resulting from security brokerage transactions at the custodian. The directed brokerage arrangement with the custodian was terminated on November 18, 2003. For the year ended March 31, 2004, the Fund received reductions in custodian fees from periodic overnight cash balances of $4,538 and from security brokerage transactions of $91,248 under expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $95,786.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Trustees’ Fees (continued)

During the year ended March 31, 2004, the Fund paid legal fees of $1,371 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can

F-9

NOTE 6—Borrowings (continued)

borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

	Transactions During the Period
	Advances Outstanding 03/31/03	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Total Return Fund	$—	$5,100,000	$(5,100,000)	$—	$1,700,000	$178

INVESCO High Yield Fund	—	3,000,000	(3,000,000)	—	1,000,000	104

Total	$—	$8,100,000	$(8,100,000)	$—	$2,700,000	$282

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At March 31, 2004, securities with an aggregate value of $3,698,112 were on loan to brokers. The loans were secured by cash collateral of $3,774,000 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $97,263 for securities lending transactions.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended March 31, 2004 and 2003.

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation (depreciation) — investments	$179,468,634

Temporary book/tax differences	(152,285)

Capital loss carryforward	(138,575,367)

Post-October currency loss deferral	(191,354)

Shares of beneficial interest	1,012,149,494

Total net assets	$1,052,699,122

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(87,931).

F-10

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets (continued)

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $158,901,449 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

March 31, 2011	138,575,367

Total capital loss carryforward	$138,575,367

The ability to use capital loss carryforwards may be limited under the Internal Revenue Code and related regulations.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $1,277,140,700 and $1,538,531,746, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$195,617,392

Aggregate unrealized (depreciation) of investment securities	(16,060,827)

Net unrealized appreciation of investment securities	$179,556,565

Cost of investments for tax purposes is $889,944,292.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, foreign currency transactions and expenses related to the plan of reorganization, on March 31, 2004, undistributed net investment income (loss) was increased by $5,606,846, undistributed net realized gain (loss) increased by $230,534 and shares of beneficial interest decreased by $5,837,380. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and the Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes In Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	160,803	$7,200,295	287,786	$11,568,902

Class B	29,077	1,341,582	17,220	709,368

Class C	1,036,376	41,743,804	2,159,153	86,806,161

Class K	111,855	4,864,298	32,296	1,290,276

Investor Class	6,463,367	280,566,456	79,949,743	3,275,394,183

			—	—

Automatic conversion of Class B shares to Class A shares:*
Class A	48	2,378	—	—

Class B	(49)	(2,378)	—	—

Reacquired:
Class A	(147,133)	(6,130,071)	(191,020)	(7,580,049)

Class B	(5,026)	(237,742)	(1,026)	(38,094)

Class C	(1,052,784)	(42,532,410)	(2,342,780)	(94,578,217)

Class K	(102,995)	(4,477,879)	(30,847)	(1,224,074)

Investor Class	(10,486,495)	(464,765,498)	(86,187,098)	(3,532,369,079)

	(3,992,956)	$(182,427,165)	(6,306,573)	$(260,020,623)

*	Prior to the year ended March 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$38.56		$47.56

Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.22	)(a)

Net gains (losses) on securities (both realized and unrealized)	11.60		(8.78)

Total from investment operations	11.38		(9.00)

Net asset value, end of period	$49.94		$38.56

Total return(b)	29.51%		(18.92)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,517		$3,731

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.40	%(c)	1.41%

Without fee waivers and expense reimbursements	2.20	%(c)	1.88%

Ratio of net investment income (loss) to average net assets	(0.49	)%(c)	(0.69)%

Portfolio turnover rate	124%		179%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $3,084,299.

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$38.34		$47.56

Income from investment operations:
Net investment income (loss)	(0.52	)(a)	(0.44	)(a)

Net gains (losses) on securities (both realized and unrealized)	11.51		(8.78)

Total from investment operations	10.99		(9.22)

Net asset value, end of period	$49.33		$38.34

Total return(b)	28.66%		(19.39)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,983		$621

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.05	%(c)	2.06%

Without fee waivers and expense reimbursements	3.07	%(c)	2.51%

Ratio of net investment income (loss) to average net assets	(1.14	)%(c)	(1.22)%

Portfolio turnover rate	124%		179%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $1,204,792.

F-12

NOTE 13—Financial Highlights (continued)

	Class C
	Year ended March 31,					February 14, 2000 (Date sales commenced) to March 31, 2000
	2004		2003	2002	2001

Net asset value, beginning of period	$37.27		$46.68	$45.40	$55.50	$62.05

Income from investment operations:
Net investment income (loss)	(0.79	)(a)	(1.20)	(0.35)	(0.05)	(0.03	)(a)

Net gains (losses) on securities (both realized and unrealized)	11.14		(8.21)	1.65	(0.94)	(6.52)

Total from investment operations	10.35		(9.41)	1.30	(0.99)	(6.55)

Less distributions:
Distributions from net realized gains	—		—	—	(9.11)	—

Return of capital	—		—	(0.02)	—	—

Net asset value, end of period	$47.62		$37.27	$46.68	$45.40	$55.50

Total return(b)	27.77%		(20.16)%	2.85%	(4.79)%	(10.56)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$6,688		$5,846	$15,892	$10,767	$470

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.75	%(c)	2.81%	2.26%	2.03%	1.65	%(d)

Without fee waivers and expense reimbursements	3.35	%(c)	3.27%	2.26%	2.03%	1.65	%(d)

Ratio of net investment income (loss) to average net assets	(1.84	)%(c)	(2.04)%	(1.70)%	(1.08)%	(0.54	)%(d)

Portfolio turnover rate(e)	124%		179%	160%	177%	107%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $6,869,665.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 13—Financial Highlights (continued)

	Class K
	Year ended March 31,					November 30, 2000 (Date sales commenced) through March 31, 2001
	2004		2003	2002

Net asset value, beginning of period	$37.81		$46.98	$45.43		$55.84

Income from investment operations:
Net investment income (loss)	(0.57	)(a)	(0.23)	(0.48	)(a)	(0.22)

Net gains (losses) on securities (both realized and unrealized)	11.33		(8.94)	2.05		(10.19)

Total from investment operations	10.76		(9.17)	1.57		(10.41)

Return of capital	—		—	(0.02)		—

Net asset value, end of period	$48.57		$37.81	$46.98		$45.43

Total return(b)	28.46%		(19.50)%	3.42%		(18.64)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,987		$1,990	$2,405		$1

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.19	%(c)	2.07%	1.71%		3.62	%(d)

Without fee waivers and expense reimbursements	2.30	%(c)	2.07%	1.71%		3.62	%(d)

Ratio of net investment income (loss) to average net assets	(1.28	)%(c)	(1.29)%	(1.09)%		(2.75	)%(d)

Portfolio turnover rate(e)	124%		179%	160%		177%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $2,718,377.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 13—Financial Highlights (continued)

	Investor Class
	Year ended March 31,								Five months ended March 31, 2000		Year ended October 31, 1999
	2004		2003		2002		2001

Net asset value, beginning of period	$38.53		$47.56		$45.78		$55.52		$58.39		$62.12

Income from investment operations:
Net investment income (loss)	(0.24	)(a)	(0.28	)(a)	(0.38	)(a)	(0.12	)(a)	(0.06	)(a)	0.14 (a)

Net gains (losses) on securities (both realized and unrealized)	11.59		(8.75)		2.18		(0.51)		3.53		5.02

Total from investment operations	11.35		(9.03)		1.80		(0.63)		3.47		5.16

Less distributions:
Dividends from net investment income	—		—		—		—		(0.25)		(0.04)

Return of capital	—		—		(0.02)		(9.11)		(6.09)		(8.85)

Total distributions	—		—		(0.02)		(9.11)		(6.34)		(8.89)

Net asset value, end of period	$49.88		$38.53		$47.56		$45.78		$55.52		$58.39

Total return(b)	29.46%		(18.99)%		3.95%		(4.12)%		6.30%		8.44%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,035,524		$954,765		$1,475,313		$1,580,378		$1,622,624		$1,574,020

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.45	%(c)	1.44%		1.31%		1.23%		1.18	%(d)	1.22%

Without fee waivers and expense reimbursements	1.47	%(c)	1.44%		1.31%		1.23%		1.18	%(d)	1.22%

Ratio of net investment income (loss) to average net assets	(0.54	)%(c)	(0.68)%		(0.75)%		(0.20)%		(0.22	)%(d)	0.07%

Portfolio turnover rate(e)	124%		179%		160%		177%		107%		127%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustment in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios exclude expense offset arrangements and are based on average daily net assets of $1,041,907,166.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

F-15

NOTE 14—Legal Proceedings (continued)

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $47,285 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged

F-16

NOTE 14—Legal Proceedings (continued)

excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Health Sciences Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 21, 2004

Houston, Texas

F-18

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Health Sciences Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	11,841,246	755,366	407,531
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	11,803,360	779,373	421,410
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

F-19

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

* Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-HSC-AR-1

[Your goals. Our solutions.]

– Registered Trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– servicemark –

INVESCO Leisure Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– Registered Trademark –

[AIM Investments Logo] – servicemark –

INVESCO LEISURE FUND seeks capital growth.

■	Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	Investing in mid-size companies involves risks not associated with investing in more established companies. Also, small companies have business risk, significant stock price fluctuations and illiquidity.

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Other Information

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham Chairman and President April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Improving economy benefits performance of leisure stocks

For the year ended March 31, 2004, INVESCO Leisure Fund, Investor Class shares, returned 38.66%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. For the performance of other share classes, please see the chart on pages 3 and 4. The fund outperformed the S&P 500 Index, which returned 35.10% for the year.

The fund outperformed the S&P 500 Index because investors generally preferred more economically sensitive sectors, such as consumer discretionary, during the reporting period. Consumer discretionary includes such sub-sectors as hotels, restaurants and leisure, media, and retailing.

Market Conditions

The economy and the stock market exhibited strength for much of the year ended March 31, 2004. U.S. gross domestic product (GDP), the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2%, and 4.1% during the second, third, and fourth quarters of 2003, and 4.2% in the first quarter of 2004. Information technology, materials and financials were the strongest-performing of the 10 sectors of the S&P 500 Index, while health care, consumer staples and telecommunications services were the weakest-performing sectors.

In late June 2003, the Federal Reserve Board (the Fed) reduced short-term interest rates from 1.25% to 1.00%, explaining that it favored a more expansive monetary policy because the economy had not exhibited sustainable growth. In October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak. By March, the Fed reported that economic activity expanded in January and February; that consumer spending rose in most areas; that commercial real estate markets remained weak but that demand for housing remained strong; and that employment continued to grow slowly.

Value stocks generally outperformed growth stocks, and small- and mid-cap stocks generally outperformed large-cap stocks. Small-cap value stocks were one of the best-performing market segments.

The improved economy and rising consumer confidence benefited companies involved in such recreational activities as gaming, lodging and travel. These trends also benefited advertising and publishing companies as well as broadcasting and cable television firms.

Your Fund

In addition to favorable market trends, we credit good stock selection for the fund’s outperformance of the S&P 500 Index. Our stock-selection process is based on an analysis of individual companies. The fund’s sub-sector weightings are primarily a byproduct of this process.

During the reporting period, we increased the fund’s exposure to casinos and gaming and broadcasting and cable television stocks as we found companies with attractive fundamentals in these sub-sectors. Casinos and gaming stocks had the most positive impact on fund performance, followed by holdings in advertising and broadcasting and cable television.

We reduced the fund’s exposure to the leisure products sub-sector, which detracted from performance. This sub-sector includes manufacturers of sports equipment, bicycles and toys. Specialty and retail apparel stores also were among the weakest-performing stocks for the fund.

TOP 10 EQUITY HOLDINGS*

1. International Game Technology	8.1%
2. Omnicom Group, Inc.	6.1
3. Harrah’s Entertainment, Inc.	5.6
4. Liberty Media Corp.-Class A	3.6
5. Cablevision Systems Corp.- New York Group-Class A	3.1
6. News Corp. Ltd. (The)-ADR (Australia)	2.8
7. Groupe Bruxelles Lambert S.A. (Belgium)	2.4
8. Anheuser-Busch Cos., Inc.	2.3
9. Time Warner Inc.	2.2
10. Starwood Hotels & Resorts Worldwide, Inc.	1.9

TOP 10 INDUSTRIES*

1. Casinos & Gaming	17.2%
2. Broadcasting & Cable TV	16.5
3. Movies & Entertainment	10.8
4. Hotels, Resorts & Cruise Lines	9.3
5. Advertising	8.6
6. Publishing	7.2
7. Brewers	4.5
8. Investment Companies-Exchange Traded Funds	4.0
9. Multi-Sector Holdings	3.5
10. Apparel, Accessories & Luxury Goods	2.5
*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

Stocks that contributed positively to fund performance included the portfolio’s top holding, International Game Technology, which produces slot machines and other types of equipment for casinos. We believe this stock performed well because of the company’s strong balance sheet and increasing market share, along with the worldwide growth of the casino industry. Omnicom, the fund’s second largest holding, also was a key contributor to fund performance. A giant in the advertising industry, Omnicom is responsible for many familiar television ad campaigns. The company reported a 14.4% increase in revenue in 2003 over the previous year.

Harrah’s Entertainment, operator of 25 casinos in 13 states, also enhanced fund performance. We believe an important element in Harrah’s success has been its ability to obtain customer information through its affinity card and to effectively use this information through target marketing. An affinity card is a credit card issued by a lending institution and a non-financial organization. The holder of an affinity card may be entitled to discounts from the non-financial organization.

Detracting from performance were Mattel, the world’s largest toymaker, and Hollywood Entertainment, a video rental chain. Mattel’s 2004 first quarter net income was about 73% lower than for the same period for the previous year. The company attributed the decline to reduced sales of its Barbie brand doll and higher administrative and sales costs. We have reduced the fund’s holdings in this stock.

Hollywood Entertainment also recently reported disappointing financial results, largely because of increased operating expenses. However, the company continues to grow, although perhaps not as quickly as we had hoped, so the fund still holds this stock. Leapfrog Enterprises, a developer of technology-based educational products, also detracted from performance. The company announced in March that it expected to sus- tain a net loss for the first quarter of 2004.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective. We are pleased to have provided positive returns to the fund’s shareholders for the year ended March 31, 2004, by investing principally in the stocks of companies engaged in the design, production and distribution of products related to leisure activities.

See important fund and index disclosures inside front cover.

[GREENBERG PHOTO]

Mark D. Greenberg

Mr. Greenberg, Certified Financial Analyst, is portfolio manager of INVESCO Leisure Fund. He has 23 years of experience in the investment industry. He began his career in 1980, and media and entertainment stocks became his focus in 1983. He joined INVESCO in 1996. Mr. Greenberg attended City University in London, England, and received his BSBA in economics with a specialization in finance from Marquette University.

FUND VS. INDEXES

Total returns, 3/31/03–3/31/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	38.70%
Class B Shares	37.75
Class C Shares	37.47
Class K Shares	37.80
Investor Class Shares	38.66
S&P 500 Index	35.10
Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	86
TOTAL NET ASSETS	$934.5 million

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares do not have a front-end load or contingent deferred sales charge. Therefore, performance shown in this chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect fund expenses or management fees.

Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

1/19/84 3/31/04

Index data from 1/31/84

[MOUNTAIN CHART]

Date	INVESCO Leisure Fund	S&P 500
	Investor Class Shares	Index
1/19/84	10000	10000
3/31/1984	9850	9815
3/31/1985	12602	11668
3/31/1986	17064	16063
3/31/1987	20405	20272
3/31/1988	19299	18580
3/31/1989	24779	21947
3/31/1990	28483	26166
3/31/1991	33177	29929
3/31/1992	43079	33225
3/31/1993	54974	38279
3/31/1994	64637	38838
3/31/1995	69505	44874
3/31/1996	80381	59265
3/31/1997	81108	71011
3/31/1998	119963	105070
3/31/1999	152362	124495
3/31/2000	221046	146819
3/31/2001	208874	115009
3/31/2002	221422	115290
3/31/2003	175203	86752
3/31/2004	242896	117202

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	1.91%
1 Year	31.06

Class B Shares
Inception (3/28/02)	2.64%
1 Year	32.75

Class C Shares
Inception (2/14/00)	2.31%
1 Year	36.47

Class K Shares
Inception (12/14/01)	7.21%
1 Year	37.80

Investor Class Shares
Inception (1/19/84)	17.11%
10 Years	14.16
5 Years	9.78
1 Year	38.66

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown at net asset value do not reflect a 0.70% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance quoted is at net asset value. Had the advisor not waived fees and/or reimbursed expenses, performance of Class K shares would have been lower. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–78.61%

Advertising–6.87%
Harte-Hanks, Inc.	320,450	$7,504,939

Omnicom Group Inc.	706,000	56,656,500

		64,161,439

Apparel, Accessories & Luxury Goods–1.87%
Columbia Sportswear Co.(a)	19,800	1,097,712

Polo Ralph Lauren Corp.	476,900	16,348,132

		17,445,844

Brewers–2.33%
Anheuser-Busch Cos., Inc.	426,400	21,746,400

Broadcasting & Cable TV–15.31%
Cablevision Systems Corp.–New York Group–Class A(a)	1,264,093	28,922,448

Citadel Broadcasting Co.(a)	66,700	1,163,915

Clear Channel Communications, Inc.	322,149	13,643,010

Comcast Corp.–Class A(a)	402,100	11,556,354

DIRECTV Group, Inc. (The)(a)	76,723	1,180,000

EchoStar Communications Corp.–Class A(a)	408,585	13,381,159

Gray Television, Inc.	640,100	9,358,262

Liberty Media Corp.–Class A(a)	3,073,789	33,657,990

Liberty Media Corp.–Class B(a)	179,925	2,117,717

NTL Inc.(a)	63,100	3,751,295

Scripps Co. (E.W.) (The)–Class A	84,300	8,523,573

Sinclair Broadcast Group, Inc.–Class A(a)	581,200	7,265,000

Spanish Broadcasting System, Inc.–Class A(a)	271,200	2,834,040

Univision Communications Inc.–Class A(a)	174,300	5,753,643

		143,108,406

Casinos & Gaming–17.18%
Harrah’s Entertainment, Inc.	948,000	52,035,720

International Game Technology	1,673,600	75,245,056

Mandalay Resort Group	234,900	13,450,374

MGM MIRAGE(a)	152,016	6,892,405

Wynn Resorts, Ltd.(a)	369,500	12,932,500

		160,556,055

Diversified Commercial Services–1.68%
Cendant Corp.	642,400	15,668,136

Footwear–0.62%
NIKE, Inc.–Class B	75,000	5,840,250

General Merchandise Stores–0.82%
Target Corp.	169,700	7,643,288

	Shares	Market Value

Home Entertainment Software–0.57%
Electronic Arts Inc.(a)	98,600	$5,320,456

Hotels, Resorts & Cruise Lines–4.48%
Extended Stay America, Inc.	191,600	3,711,292

Hilton Hotels Corp.	605,150	9,833,687

Marriott International, Inc.–Class A	241,000	10,254,550

Starwood Hotels & Resorts Worldwide, Inc.	445,860	18,057,330

		41,856,859

Internet Retail–1.32%
InterActiveCorp.(a)	389,800	12,313,782

Investment Companies–Exchange Traded Funds–3.96%
iShares Russell 3000 Index Fund	195,100	12,519,567

iShares S&P 500 Index Fund	109,700	12,421,331

S&P 500 Depositary Receipts Trust–Series 1	106,700	12,057,100

		36,997,998

Leisure Facilities–0.69%
Cedar Fair, L.P.	97,800	3,420,066

Six Flags, Inc.(a)	294,800	2,314,180

Vail Resorts, Inc.(a)	45,100	710,776

		6,445,022

Leisure Products–2.19%
Hasbro, Inc.	352,100	7,658,175

Leapfrog Enterprises, Inc.–Class A(a)	151,000	2,921,850

Marvel Enterprises, Inc.(a)	92,100	1,767,399

Mattel, Inc.	442,900	8,167,076

		20,514,500

Movies & Entertainment–8.00%
Fox Entertainment Group, Inc.–Class A(a)	233,000	6,314,300

Metro-Goldwyn-Mayer Inc.(a)	547,334	9,523,612

Pixar(a)	103,700	6,684,502

Regal Entertainment Group–Class A	174,900	3,844,302

Time Warner Inc.(a)	1,224,500	20,645,070

Viacom Inc.–Class A	150,400	5,946,816

Viacom Inc.–Class B	179,900	7,053,879

Walt Disney Co. (The)	589,099	14,721,584

		74,734,065

Personal Products–0.97%
NBTY, Inc.(a)	244,200	9,079,356

Publishing–7.16%
Belo Corp.–Class A	360,000	9,993,600

Gannett Co., Inc.	151,300	13,335,582

F-1

	Shares	Market Value

Publishing–(Continued)
Knight-Ridder, Inc.	232,800	$17,052,600

McClatchy Co. (The)–Class A	141,900	10,080,576

McGraw-Hill Cos., Inc. (The)	85,700	6,525,198

Media General, Inc.–Class A	54,600	3,673,488

New York Times Co. (The)–Class A	141,200	6,241,040

		66,902,084

Restaurants–1.71%
CBRL Group, Inc.	272,600	10,805,864

Yum! Brands, Inc.(a)	136,900	5,200,831

		16,006,695

Specialty Stores–0.88%
Hollywood Entertainment Corp.(a)	442,300	5,997,588

Pier 1 Imports, Inc.	94,900	2,249,130

		8,246,718

Total Domestic Common Stocks & Other Equity Interests (Cost $482,539,396)		734,587,353

Foreign Stocks & Other Equity Interests–19.58%

Australia–2.75%
News Corp. Ltd. (The)–ADR (Movies & Entertainment)	810,781	25,709,866

Belgium–2.85%
Compagnie Nationale a Portefeuille (Multi-Sector Holdings)	20,300	2,788,118

Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)	363,900	22,031,587

Interbrew (Brewers)	66,535	1,835,035

		26,654,740

Brazil–0.47%
Companhia de Bebidas das Americas–ADR (Brewers)	219,100	4,382,000

Canada–0.72%
Intrawest Corp. (Hotels, Resorts & Cruise Lines)	396,480	6,744,125

Denmark–0.89%
Carlsberg A.S.–Class B (Brewers)	176,400	7,938,321

Carlsberg A.S.–Rts., expiring 04/20/04 (Brewers)(b)	176,400	335,628

		8,273,949

France–1.65%
Accor S.A. (Hotels, Resorts & Cruise Lines)	249,000	10,112,499

JC Decaux S.A. (Advertising)(a)	238,000	5,332,733

		15,445,232

	Shares	Market Value

Hong Kong–0.16%
Television Broadcasts Ltd.–ADR (Broadcasting & Cable TV)	154,500	$1,459,515

Japan–0.31%
Sony Corp.–ADR (Consumer Electronics)	70,100	2,930,881

Liberia–0.80%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise Lines)	170,344	7,512,170

Mexico–0.35%
Coca-Cola Femsa, S.A. de C.V.–ADR (Soft Drinks)(a)	134,500	3,240,105

Netherlands–1.63%
Fox Kids Europe N.V. (Broadcasting & Cable TV)(a)	905,629	9,906,118

Heineken N.V. (Brewers)	131,900	5,296,666

		15,202,784

Panama–1.70%
Carnival Corp. (Hotels, Resorts & Cruise Lines)	352,900	15,848,739

Spain–0.47%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)(a)	418,600	4,424,118

Switzerland–1.43%
Compagnie Financiere Richemont A.G.–Class A (Apparel, Accessories & Luxury Goods)	214,700	5,777,709

Pargesa Holding A.G.–Class B (Multi-Sector Holdings)	2,708	7,533,518

		13,311,227

United Kingdom–3.40%
Allied Domecq PLC (Distillers & Vintners)	1,857,300	15,491,108

Diageo PLC (Distillers & Vintners)	399,300	5,226,944

WPP Group PLC (Advertising)	1,090,730	11,086,050

		31,804,102

Total Foreign Stocks & Other Equity Interests (Cost $149,624,047)		182,943,553

Money Market Funds–1.70%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $15,887,810)(c)	15,887,810	15,887,810

TOTAL INVESTMENTS–99.89% (excluding investments purchased with cash collateral from securities loaned) (Cost $648,051,253)		933,418,716

F-2

	Shares	Market Value

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–1.46%
INVESCO Treasurer’s Money Market Reserve Fund(c)(d)	13,629,807	$13,629,807

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $13,629,807)		13,629,807

TOTAL INVESTMENTS–101.35% (Cost $661,681,060)		947,048,523

OTHER ASSETS LESS LIABILITIES–(1.35%)		(12,580,684)

NET ASSETS–100.00%		$934,467,839

Investment Abbreviations:

ADR	– American Depositary Receipt
Rts.	– Rights
Notes	to Schedule of Investments:
(a)	Non-income producing security.
(b)	Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $632,163,443)*	$917,530,906

Investments in affiliated money market funds (cost $29,517,617)	29,517,617

Total investments (cost $661,681,060)	947,048,523

Foreign currencies, at value (cost $113,355)	113,399

Receivables for:
Investments sold	3,898,980

Fund shares sold	1,001,516

Dividends	758,105

Collateral for securities lending*	3,320,871

Investment for deferred compensation and retirement plans	71,098

Other assets	50,952

Total assets	956,263,444

Liabilities:
Payables for:
Investments purchased	2,257,511

Fund shares reacquired	876,221

Deferred compensation and retirement plans	84,152

Collateral upon return of securities loaned	16,950,678

Accrued distribution fees	242,145

Accrued transfer agent fees	1,238,213

Accrued operating expenses	146,685

Total liabilities	21,795,605

Net assets applicable to shares outstanding	$934,467,839

Net assets consist of:
Shares of beneficial interest	$693,485,275

Undistributed net investment income (loss)	(2,657,921)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(41,721,449)

Unrealized appreciation of investment securities and foreign currencies	285,361,934

$934,467,839

Net Assets:
Class A	$66,509,657

Class B	$18,813,758

Class C	$28,383,492

Class K	$117,792,020

Investor Class	$702,968,912

Shares outstanding, $0.01 par value per share; unlimited number of shares authorized:
Class A:	1,552,950

Class B:	445,656

Class C:	688,276

Class K:	2,780,952

Investor Class:	16,442,849

Class A :
Net asset value per share	$42.83

Offering price per share:
(Net asset value of $42.83 ÷ 94.50%)	$45.32

Class B :
Net asset value and offering price per share	$42.22

Class C :
Net asset value and offering price per share	$41.24

Class K :
Net asset value and offering price per share	$42.36

Investor Class:
Net asset value and offering price per share	$42.75

*	At March 31, 2004, securities with an aggregate market value of $16,144,935 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $296,747)	$8,900,287

Dividends and interest from affiliates*	275,840

Interest	119,215

Total investment income	9,295,342

Expenses:
Advisory fees	5,662,406

Administrative services fees	387,379

Custodian fees	202,647

Distribution fees:
Class A	167,764

Class B	139,448

Class C	247,429

Class K	444,104

Investor Class	1,633,273

Transfer agent fees:
Class A	129,944

Class B	49,391

Class C	116,477

Class K	713,555

Investor Class	2,664,278

Trustees’ fees	36,283

Other	857,284

Total expenses	13,451,662

Less: Fees waived, expenses reimbursed and expense offset arrangements	(30,459)

Net expenses	13,421,203

Net investment income (loss)	(4,125,861)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain from:
Investment securities	33,595,833

Foreign currencies	39,147

33,634,980

Change in net unrealized appreciation (depreciation) of:
Investment securities	249,256,218

Foreign currencies	(18,945,002)

230,311,216

Net gain from investment securities and foreign currencies	263,946,196

Net increase in net assets resulting from operations	$259,820,335

*	Dividends from affiliates are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(4,125,861)	$(5,387,803)

Net realized gain (loss) from investment securities and foreign currencies	33,634,980	(63,830,416)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	230,311,216	(118,582,973)

Net increase (decrease) in net assets resulting from operations	259,820,335	(187,801,192)

Share transactions–net:
Class A	25,316,369	30,415,975

Class B	6,541,717	9,139,111

Class C	3,227,454	5,968,441

Class K	21,337,946	20,428,496

Investor Class	(38,559,711)	(99,364,970)

Net increase (decrease) in net assets resulting from share transactions	17,863,775	(33,412,947)

Net increase (decrease) in net assets	277,684,110	(221,214,139)

Net assets:
Beginning of year	656,783,729	877,997,868

End of year (including undistributed net investment income (loss) of $(2,657,921) and $(48,343) for 2004 and 2003, respectively)	$934,467,839	$656,783,729

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Leisure Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”, formerly known as, INVESCO Sector Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates

F-7

(“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $2,131,823. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $3,530,583. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75%, 2.75% and 2.20%, respectively. In addition, the Fund’s advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A and Class B shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.50% and 2.15%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the contractual and voluntary caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65%,

F-8

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

2.10% and 1.90% for Class A, Class B, Class C, Class K and Investor Class shares, respectively, excluding certain items discussed above. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the period November 6, 2003 through March 31, 2004, AIM waived fees of $3,101.

For the period November 25, 2003 through March 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $0, $9,979, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $0, $6,316, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $0, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM made no reimbursements of fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $8,241.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At March 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $1,430 $0, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K and Investor Class shares was $0, $11,156, $0, $9,677 and $0, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K and Investor shares was $0, $8,116, $0, $40,023 and $0, respectively. During the year ended March 31, 2004, the Fund reimbursed AIM for previously reimbursed Fund expenses of $160,637 and made no such reimbursements to IFG.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $147,875 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar, IFG was paid $239,504 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $1,349,045 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $2,243,127 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $138,839, $114,725, $195,300, $355,113 and $1,261,176, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $28,925, $24,723, $52,129, $88,991 and $372,097, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $40,247 in front-end sales commissions from the sale of Class A shares and $0, $2,863, $4,285 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $8,908 in front-end sales commissions from the sale of Class A shares and $0, $3,501, $1,828 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

F-9

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$—	$120,111,368	$(104,223,558)	$—	$15,887,810	$194,817	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	10,594,794	53,153,778	(50,118,765)	—	13,629,807	79,976	—

Total	$10,594,794	$173,265,146	$(154,342,323)	$—	$29,517,617	$274,793	$—

*	Dividend income is net of fees paid to security lending counterparties of $33,535.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended March 31, 2004, the Fund received reductions in custodian fees of $2,822 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $2,822.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2004, the Fund paid legal fees of $1,218 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the

NOTE 5—Borrowings (continued)

lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

F-10

NOTE 6—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

	Transactions During the Period

	Advances Outstanding 03/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Dynamics	$—	$11,422,000	$(11,422,000)	$—	$5,711,000	$375

INVESCO Technology	—	20,386,000	(20,386,000)	—	5,096,500	672

	$—	$31,808,000	$(31,808,000)	$—	$10,807,500	$1,047

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The retirement plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

At March 31, 2004, securities with an aggregate value of $16,144,935 were on loan to brokers. The loans were secured by cash collateral of $13,629,807 received by the Fund and subsequently invested in an affiliated money market fund and by non-cash collateral of $3,320,871 received by the Fund, consisting of U.S. Treasury Securities. For the year ended March 31, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $79,976 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions during the years ended March 31, 2004.

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation — investments	$283,520,177

Temporary book/tax differences	(48,876)

Capital loss carryforward	(42,488,737)

Shares of beneficial interest	693,485,275

Total net assets	$934,467,839

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales mark-to-market of passive foreign investment

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets (continued)

companies and partnership basis adjustments. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of ($5,529.)

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $20,904,189 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

March 31, 2011	$42,488,737

Total capital loss carryforward	$42,488,737

The ability to use capital carryforwards may be limited under the Internal Revenue Code and related regulations.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $165,200,309 and $161,155,693, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$293,279,600

Aggregate unrealized (depreciation) of investment securities	(9,753,894)

Net unrealized appreciation of investment securities	$283,525,706

Cost of investments for tax purposes is $663,522,817.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, expenses related to the plan of reorganization and foreign currency transactions, on March 31, 2004, undistributed net investment income (loss) was increased by $1,516,283, undistributed net realized gain (loss) decreased by $39,148 and shares of beneficial interest decreased by $1,477,135. This reclassification had no effect on the net assets of the Fund.

F-11

NOTE 11—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and the Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	1,038,600	$39,702,454	1,104,358	$37,428,048

Class B	205,586	7,697,888	284,942	9,606,745

Class C	492,448	17,249,269	1,250,725	42,717,603

Class K	943,723	34,677,978	1,128,435	37,654,639

Class R	—	—	—	—

Investor Class	3,598,920	135,515,899	6,136,558	207,349,184

Automatic conversion of Class B shares to Class A shares:*
Class A	583	23,845	—	—

Class B	(591)	(23,845)	—	—

Reacquired:
Class A	(366,379)	(14,409,930)	(224,212)	(7,012,073)

Class B	(29,116)	(1,132,326)	(15,165)	(467,634)

Class C	(396,440)	(14,021,815)	(1,084,357)	(36,749,162)

Class K	(357,595)	(13,340,032)	(529,876)	(17,226,143)

Investor Class	(4,547,447)	(174,075,610)	(9,267,982)	(306,714,154)

	582,292	$17,863,775	(1,216,574)	$(33,412,947)

*	Prior to the year ended March 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-12

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$30.88		$38.96

Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.17	)(a)

Net gains (losses) on securities (both realized and unrealized)	12.09		(7.91)

Total from investment operations	11.95		(8.08)

Net asset value, end of period	$42.83		$30.88

Total return(b)	38.70%		(20.74)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$66,510		$27,175

Ratio of expenses to average net assets:	1.48	%(c)	1.42%

Ratio of net investment income (loss) to average net assets	(0.37	)%(c)	(0.56)%

Portfolio turnover rate	20%		20%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios are based on average daily net assets of $47,932,590.

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$30.65		$38.96

Income from investment operations:
Net investment income (loss)	(0.40	)(a)	(0.38	)(a)

Net gains (losses) on securities (both realized and unrealized)	11.97		(7.93)

Total from investment operations	11.57		(8.31)

Net asset value, end of period	$42.22		$30.65

Total return(b)	37.75%		(21.33)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$18,814		$8,268

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.15	%(c)	2.14%

Without fee waivers and/or expense reimbursements	2.26	%(c)	2.23%

Ratio of net investment income (loss) to average net assets	(1.04	)%(c)	(1.29)%

Portfolio turnover rate	20%		20%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios are based on average daily net assets of $13,944,786.

F-13

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended March 31,					February 14, 2000 (Date sales commenced) to March 31, 2000
	2004		2003	2002	2001

Net asset value, beginning of period	$30.00		$38.29	$36.80	$47.09	$45.51

Income from investment operations:
Net investment income (loss)	(0.46	)(a)	(0.18)	(0.17)	(0.13)	(0.02	)(a)

Net gains (losses) on securities (both realized and unrealized)	11.70		(8.11)	2.02	(3.22)	1.60

Total from investment operations	11.24		(8.29)	1.85	(3.35)	1.58

Less distributions from net realized gains	—		—	(0.36)	(6.94)	—

Net asset value, end of period	$41.24		$30.00	$38.29	$36.80	$47.09

Total return(b)	37.47%		(21.65)%	5.10%	(6.18)%	3.47%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$28,383		$17,768	$16,307	$5,388	$84

Ratio of expenses to average net assets	2.36	%(c)	2.44%	2.26%	2.08%	1.71	%(d)

Ratio of net investment income (loss) to average net assets	(1.25	)%(c)	(1.62)%	(1.48)%	(1.08)%	(0.42	)%(d)

Portfolio turnover rate(e)	20%		20%	27%	28%	23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $24,742,899.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class K
	Year ended March 31,			December 14, 2001 (Date sales commenced) to March 31, 2002
	2004		2003

Net asset value, beginning of period	$30.74		$38.98	$36.11

Income from investment operations:
Net investment income (loss)	(0.39	)(a)	(0.06)	(0.09	)(a)

Net gains (losses) on securities (both realized and unrealized)	12.01		(8.18)	2.96

Total from investment operations	11.62		(8.24)	2.87

Net asset value, end of period	$42.36		$30.74	$38.98

Total return(b)	37.80%		(21.14)%	7.95%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$117,792		$67,465	$62,226

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.14	%(c)	1.87%	1.23	%(d)

Without fee waivers and/or expense reimbursements	2.14	%(c)	2.21%	1.23	%(d)

Ratio of net investment income (loss) to average net assets	(1.03	)%(c)	(1.05)%	(0.48	)%(d)

Portfolio turnover rate(e)	20%		20%	27%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $98,689,681.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 12—Financial Highlights (continued)

	Investor Class
	Year ended March 31,						Five months ended March 31, 2000		Year ended October 31, 1999
	2004		2003		2002	2001

Net asset value, beginning of period	$30.83		$38.95		$37.13	$47.12	$43.21		$27.92

Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.23	)(a)	(0.03)	(0.00)	(0.13	)(a)	(0.00)

Net gains (losses) on securities (both realized and unrealized)	12.06		(7.89)		2.21	(3.05)	7.27		17.20

Total from investment operations	11.92		(8.12)		2.18	(3.05)	7.14		17.20

Less distributions from net realized gains	—		—		(0.36)	(6.94)	(3.23)		(1.91)

Net asset value, end of period	$42.75		$30.83		$38.95	$37.13	$47.12		$43.21

Total return(b)	38.66%		(20.87)%		6.01%	(5.50)%	17.34%		65.13%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$702,969		$536,108		$799,465	$607,428	$549,523		$443,348

Ratio of expenses to average net assets	1.49	%(c)	1.50%		1.40%	1.36%	1.28	%(d)	1.44%

Ratio of net investment income (loss) to average net assets	(0.38	)%(c)	(0.69)%		(0.64)%	(0.51)%	(0.65	)%(d)	(0.68)%

Portfolio turnover rate(e)	20%		20%		27%	28%	23%		35%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $653,309,344.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $41,939 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

F-16

NOTE 13—Legal Proceedings (continued)

Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of INVESCO Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Leisure Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 21, 2004

Houston, Texas

F-18

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Leisure Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”,) a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	13,601,333	445,789	408,506
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	13,694,276	464,259	297,093
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

F-19

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-LEI-AR-1

[Your goals. Our solutions.]

– Registered Trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– servicemark –

INVESCO Technology Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

- Registered Trademark -

[AIM Investments Logo] - servicemark -

INVESCO TECHNOLOGY FUND seeks capital growth.

■	Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the fund

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

■	Investing in mid-sized companies involves greater risks not associated with investing in more established companies.

■	Portfolio turnover is greater than that of most funds, which may affect performance.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance

■	The fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the fund may deviate significantly from the performance of the index.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

■	Bloomberg, Inc. is a well-known independent financial research and reporting firm.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Strength in tech sector helps fund performance

For the year ended March 31, 2004, Investor Class shares of INVESCO Technology Fund returned 44.91%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. (Returns for other share classes are shown in the table below.) For the same period, the S&P 500 Index, widely considered representative of the performance of the broad U.S. stock market, returned 35.10%. For the 12 months covered by this report, information technology was one of the strongest-performing sectors of the S&P 500 Index, returning 44.06%.

Market conditions

The economy and the stock market showed signs of health for the year ended March 31, 2004. U.S. gross domestic product, the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2%, and 4.1% during the second, third, and fourth quarters of 2003; the initial estimate for the first quarter of 2004 was 4.2%. Materials, financials, and information technology were the strongest sectors of the S&P 500 Index, while health care, consumer staples, and energy were the weakest sectors.

In late June 2003, the Federal Reserve Board (the Fed) reduced the federal funds target rate from 1.25% to 1.00%, saying that it favored a more expansive monetary policy because the economy had not exhibited sustainable growth. In October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak. By March, the Fed reported that economic activity expanded in January and February; that consumer spending rose in most areas; that commercial real estate markets remained soft but that demand for housing remained strong; and that employment continued to grow slowly.

Investors began rotating out of the information technology sector early in 2004, and information technology was actually the weakest sector of the S&P 500 Index in the first quarter of 2004, returning -2.54%. According to Bloomberg, corporate earnings for companies in the information technology sector were strong throughout calendar year 2003. Year-over-year earnings by companies in the information technology sector rose by 21%, 24%, 70%, and 59% in the first, second, third, and fourth quarters of 2003.

After three difficult years, however, there were encouraging signs for the information technology sector. The Semiconductor Industry Association, a trade group, reported that world-wide sales of semiconductors totaled $166.4 billion in calendar year 2003, up 18.3% from calendar year 2002. It reported that worldwide semiconductor sales rose by 30.8% from February 2003 to February 2004. International Data Corporation, a global market intelligence and advisory firm for the information technology and telecommunications industries, reported that in the fourth quarter of 2003, worldwide server sales grew by 11.4%, world-wide storage software sales rose 17.7%, and worldwide PC shipments grew by 15.7%.

Your fund

Investors favored information technology stocks for much of the year covered by this report, and that benefited the fund. For the year as a whole, many of the strongest-performing stocks in the information technology sector were either small-cap stocks or stocks of companies that failed to meet the fund’s earnings criteria. Despite their performance, we avoided such stocks because we considered

TOP 10 EQUITY HOLDINGS*
1. Cisco Systems, Inc.	3.2%
2. EMC Corp.	2.8
3. Yahoo! Inc.	2.6
4. Symantec Corp.	2.3
5. Texas Instruments Inc.	1.9
6. eBay Inc.	1.8
7. SAP A.G.-ADR (Germany)	1.6
8. Lexmark International, Inc.	1.6
9. Biogen Idec Inc.	1.6
10. Broadcom Corp.-Class A	1.6

TOP 10 INDUSTRIES*
1. Semiconductors	18.6%
2. Communications Equipment	17.5
3. Systems Software	9.4
4. Application Software	8.7
5. Computer Storage & Peripherals	4.9
6. Internet Software & Services	4.8
7. Computer Hardware	4.4
8. Electronic Manufacturing Services	4.2
9. Electronic Equipment Manufacturers	3.8
10. Semiconductor Equipment	3.7

FUND VS. INDEXES

Total returns, 3/31/03–3/31/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	45.52%
Class B Shares	44.24
Class C Shares	44.23
Class K Shares	44.28
Investor Class Shares	44.91
S&P 500 Index	35.10

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	116
TOTAL NET ASSETS	$3.25 billion
*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

them to be too speculative.

Semiconductor, communications equipment, software, and storage stocks helped fund performance during the year.

Semiconductor, communications equipment, software, and storage stocks generally helped fund performance during the year. Many semiconductor stocks have a high degree of operating leverage, which means that even small increases in revenue can lead to fairly dramatic increases in their earnings. In the third quarter of 2003, we began increasing the fund’s communications equipment holdings because we believed they had “bottomed” and because we anticipated increased spending by service providers. Early in 2003, we believed software stocks were fairly reasonable and earnings expectations were realistic; as in the sector as a whole, many quality software stocks underperformed their unprofitable and lower quality counterparts for the year. We also liked storage stocks because storage consistently ranks highly on the priority lists of corporate chief information officers.

There were no industries that hurt fund performance in any significant way. Rather, stocks that performed relatively poorly did so based on company-specific news. While we had some exposure to Internet stocks, our underweight position held back fund performance. While many Internet stocks have performed exceptionally well in recent quarters, and while fund performance would have been enhanced by greater exposure to such stocks, we avoided them because they did not meet our earnings criteria or were too small in terms of market capitalization to be purchased by the fund.

Among individual holdings, Intel contributed to fund performance while Gilead Sciences detracted from fund performance. Intel, the world’s largest chip maker, enjoyed strong earnings throughout calendar year 2003. Citing strength in emerging markets as well as improved demand and increased technology spending in established markets, the company reported earnings of $5.6 billion in 2003, up 81% from $3.1 billion in 2002.

Investors sold off Gilead Sciences in October 2003 and again in January 2004 even though the company reported higher earnings. Despite the improved earnings, concern arose about the company’s HIV treatment, Viread, and whether or not sales of the drug were meeting expectations. Disappointed in the stock’s performance, we eliminated Gilead from our portfolio before the close of the fiscal year.

In closing

For the fiscal year ended March 31, 2004, we were pleased to provide shareholders with positive total returns by investing the bulk of fund assets in stocks of companies in technology-related industries—including, but not limited to, various applied technologies, hardware, software, semiconductor, and telecommunications equipment and services companies, as well as service-related companies in the information technology sector.

See important fund and index disclosures inside front cover.

[KEITHLER PHOTO]

William R. Keithler

Mr. Keithler, Chartered Financial Analyst, is lead portfolio manager of INVESCO Technology Fund. He began his career in the investment industry in 1982 and joined INVESCO in 1986, where he managed several funds for the company until 1993. He rejoined INVESCO in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis, and an M.A. in finance from the University of Wisconsin-Madison.

[FENTON PHOTO]

Michelle Espelien Fenton

Ms. Fenton, Chartered Financial Analyst, is portfolio manager of INVESCO Technology Fund. She has more than eight years of investment industry experience. Before joining INVESCO in 1998, she worked as an equity analyst at another investment firm. She assumed her current duties in 2003. Ms. Fenton received her B.A. in finance from Montana State University.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares have no front-end sales charge or CDSC; therefore performance shown in the chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect fund expenses or management fees. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

RESULTS OF A $10,000 INVESTMENT

1/19/84-3/31/04

Index data from 1/31/84

[MOUNTAIN CHART]

Date	INVESCO Technology Fund Investor Class Shares	S&P 500 Index
1/19/84	10000	10000
3/31/1984	9925	9815
3/31/1985	10129	11668
3/31/1986	12624	16063
3/31/1987	18101	20272
3/31/1988	14049	18580
3/31/1989	15395	21947
3/31/1990	19639	26166
3/31/1991	25998	29929
3/31/1992	34631	33225
3/31/1993	37846	38279
3/31/1994	44598	38838
3/31/1995	53702	44874
3/31/1996	73504	59265
3/31/1997	80862	71011
3/31/1998	106085	105070
3/31/1999	141696	124495
3/31/2000	381280	146819
3/31/2001	139034	115009
3/31/2002	118765	115290
3/31/2003	65996	86752
3/31/04	95588	117202

Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-12.32%
1 Year	37.51

Class B Shares
Inception (3/28/02)	-11.93%
1 Year	39.24

Class C Shares
Inception (2/14/00)	-27.96%
1 Year	43.23

Class K Shares
Inception (11/30/00)	-23.85%
1 Year	44.28

Investor Class Shares
Inception (1/19/84)	11.83%
10 Years	7.93
5 Years	-7.56
1 Year	44.91

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.70% CDSC that may be imposed on total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses for the fund’s Class A, Class B, Class C, and Class K shares, performance for these share classes would have been lower.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

SUPPLEMENT TO ANNUAL REPORT DATED 3/31/04

INVESCO Technology Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/04

Inception (12/21/98)	-3.50%
5 Years	-6.96
1 Year	46.19

Institutional Class shares have no sales charge; therefore, performance shown is at net asset value.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit www.AIMinvestments.com.

AIM Distributors, Inc.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

AIMinvestments.com I-TEC-INS-1 5/04	[Your goals. Our solutions.] - registermark -	[AIM Investments Logo] - servicemark -

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Domestic Stocks & Other Equity Interests–80.87%

Application Software–5.24%
BEA Systems, Inc.(a)	3,118,100	$39,786,956

Fair Isaac Corp.	479,850	17,312,988

FileNET Corp.(a)	863,800	23,020,270

Hyperion Solutions Corp.(a)	724,900	30,047,105

Mercury Interactive Corp.(a)	825,400	36,977,920

Siebel Systems, Inc.(a)	2,026,100	23,320,411

		170,465,650

Biotechnology–2.07%
Biogen Idec Inc.(a)	919,000	51,096,400

Genentech, Inc.(a)	152,100	16,095,222

Ingenex, Inc.–Pfd., Series B, (Acquired 09/27/94; Cost $300,000)(a)(b)(c)	51,527	0

		67,191,622

Broadcasting & Cable TV–1.18%
Cox Communications, Inc.–Class A(a)	772,000	24,395,200

Sirius Satellite Radio Inc.(a)	4,058,600	13,799,240

		38,194,440

Communications Equipment–14.17%
Advanced Fibre Communications, Inc.(a)	715,800	15,769,074

Arris Group Inc.(a)	1,822,889	16,770,579

Avaya Inc.(a)	1,793,900	28,487,132

CIENA Corp.(a)	2,097,800	10,426,066

Cisco Systems, Inc.(a)	4,484,960	105,486,259

Comverse Technology, Inc.(a)	2,391,000	43,372,740

Corning Inc.(a)	2,565,200	28,678,936

Emulex Corp.(a)	953,200	20,293,628

Foundry Networks, Inc.(a)	803,000	13,787,510

JDS Uniphase Corp.(a)	5,823,800	23,702,866

Juniper Networks, Inc.(a)	1,471,700	38,278,917

Lucent Technologies Inc.(a)	2,485,700	10,216,227

Motorola, Inc.	2,526,500	44,466,400

NetScreen Technologies, Inc.(a)	535,700	19,515,551

QUALCOMM Inc.	511,550	33,977,151

Sycamore Networks, Inc.(a)	1,818,500	7,419,480

		460,648,516

Computer Hardware–4.45%
Apple Computer, Inc.(a)	1,781,000	48,176,050

Dell Inc.(a)(d)	1,086,900	36,541,578

Hewlett-Packard Co.	1,158,100	26,451,004

International Business Machines Corp.	364,400	33,466,496

		144,635,128

	Shares	Market Value

Computer Storage & Peripherals–4.93%
EMC Corp.(a)	6,624,572	$90,160,425

Lexmark International, Inc.(a)	577,300	53,111,600

Network Appliance, Inc.(a)	787,600	16,894,020

		160,166,045

Data Processing & Outsourced Services–3.58%
Affiliated Computer Services, Inc.–Class A(a)	324,700	16,851,930

Automatic Data Processing, Inc.	582,100	24,448,200

DST Systems, Inc.(a)	714,100	32,384,435

Paychex, Inc.	1,202,600	42,812,560

		116,497,125

Electronic Equipment Manufacturers–1.49%
Amphenol Corp.–Class A(a)	978,600	29,064,420

Vishay Intertechnology, Inc.(a)	904,100	19,293,494

		48,357,914

Electronic Manufacturing Services–2.62%
Jabil Circuit, Inc.(a)	1,188,500	34,977,555

KEMET Corp.(a)	660,600	9,473,004

Sanmina-SCI Corp.(a)	2,916,300	32,108,463

Trimble Navigation Ltd.(a)	376,950	8,643,463

		85,202,485

Health Care Equipment–1.17%
Boston Scientific Corp.(a)	895,200	37,938,576

Health Care Services–0.16%
Quest Diagnostics Inc.	61,600	5,102,328

Home Entertainment Software–0.30%
Electronic Arts Inc.(a)	182,900	9,869,284

Internet Retail–1.80%
eBay Inc.(a)	843,300	58,465,989

Internet Software & Services–4.05%
VeriSign, Inc.(a)	2,923,900	48,507,501

Yahoo! Inc.(a)	1,709,800	83,079,182

		131,586,683

IT Consulting & Other Services–0.65%
Cognizant Technology Solutions Corp.(a)	465,900	21,081,975

Movies & Entertainment–1.36%
Time Warner Inc.(a)	2,614,300	44,077,098

	Shares	Market Value

Office Electronics–0.93%
Xerox Corp.(a)	340,600	$4,962,542

Zebra Technologies Corp.–Class A(a)	363,800	25,236,806

		30,199,348

Other Diversified Financial Services–0.29%
BlueStream Ventures L.P.,(a)(b)(c)(e) (Acquired 8/03/00-09/24/03; Cost $26,671,592)		9,480,168

Semiconductor Equipment–3.12%
Applied Materials, Inc.(a)	1,380,500	29,515,090

Axcelis Technologies, Inc.(a)	580,950	6,460,164

KLA-Tencor Corp.(a)	466,500	23,488,275

Lam Research Corp.(a)	719,260	18,132,545

Teradyne, Inc.(a)	726,100	17,302,963

Varian Semiconductor Equipment Associates, Inc.(a)	157,800	6,627,600

		101,526,637

Semiconductors—16.32%
Advanced Micro Devices, Inc.(a)	1,016,600	16,499,418

Agere Systems Inc.–Class A(a)	3,968,200	12,737,922

Altera Corp.(a)	1,534,800	31,386,660

Analog Devices, Inc.	706,300	33,909,463

Applied Micro Circuits Corp.(a)	1,943,200	11,173,400

Broadcom Corp.–Class A(a)	1,290,000	50,529,300

Cypress Semiconductor Corp.(a)	1,189,200	24,342,924

Fairchild Semiconductor International, Inc.(a)	517,900	12,445,137

Intel Corp.	1,171,900	31,875,680

International Rectifier Corp.(a)	298,900	13,746,411

Linear Technology Corp.	688,100	25,473,462

Maxim Integrated Products, Inc.	877,000	41,297,930

Microchip Technology Inc.	1,196,200	31,771,072

Micron Technology, Inc.(a)	1,007,800	16,840,338

National Semiconductor Corp.(a)	593,900	26,386,977

PMC–Sierra, Inc.(a)	148,800	2,525,136

Silicon Laboratories Inc.(a)	441,600	23,351,808

Texas Instruments Inc.	2,111,600	61,700,952

Vitesse Semiconductor Corp.(a)	2,288,800	16,227,592

Xilinx, Inc.(a)	1,221,100	46,401,800

		530,623,382

Systems Software–8.30%
Computer Associates International, Inc.	1,310,800	35,208,088

Microsoft Corp.	1,915,700	47,835,029

Novell, Inc.(a)	3,579,400	40,733,572

Oracle Corp.(a)	4,093,400	49,161,734

Red Hat, Inc.(a)	977,500	22,345,650

	Shares	Market Value

Systems Software–(Continued)
Symantec Corp.(a)	1,611,200	$74,598,560

		269,882,633

Technology Distributors–1.04%
Arrow Electronics, Inc.(a)	361,000	9,191,060

CDW Corp.	364,300	24,630,323

		33,821,383

Wireless Telecommunication Services–1.65%
Nextel Communications, Inc.–Class A(a)	1,400,400	34,631,892

Nextel Partners, Inc.–Class A(a)	1,310,100	16,585,866

United States Cellular Corp.(a)	62,300	2,407,895

		53,625,653

Total Domestic Stocks & Other Equity Interests (Cost $2,076,237,307)		2,628,640,062

Foreign Stocks & Other Equity Interests–18.22%

Bermuda–0.25%
Accenture Ltd.–Class A (IT Consulting & Other Services)(a)	330,200	8,188,960

Canada–1.09%
Cognos, Inc. (Application Software)(a)	396,900	12,327,714

Nortel Networks Corp. (Communications Equipment)(a)	3,861,600	22,937,904

		35,265,618

Finland–0.50%
Nokia Oyj–ADR (Communications Equipment)	795,675	16,136,289

France–0.74%
Alcatel S.A.–ADR (Communications Equipment)(a)	1,525,500	24,179,175

Germany–1.81%
SAP A.G. (Application Software)	35,953	5,697,510

SAP A.G.–ADR (Application Software)	1,353,600	53,210,016

		58,907,526

Ireland–0.78%
SkillSoft PLC–ADR (Internet Software & Services)(a)	1,959,000	25,271,100

Israel–2.46%
Check Point Software Technologies Ltd. (Systems Software)(a)	1,635,800	37,247,166

Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	674,300	42,757,363

		80,004,529

	Shares	Market Value

Japan–0.41%
Nippon Telegraph & Telephone Corp.–ADR (Integrated Telecommunication Services)	116,991	$3,315,525

Nomura Research Institute, Ltd. (IT Consulting & Other Services)	89,200	10,126,353

		13,441,878

Netherlands–0.53%
ASML Holding N.V.–New York Shares (Semiconductor Equipment)(a)	945,700	17,334,681

Singapore–2.47%
Chartered Semiconductor Manufacturing Ltd.–ADR (Semiconductors)(a)	879,500	8,293,685

Flextronics International Ltd. (Electronic Manufacturing Services)(a)	2,904,100	50,008,602

Marvell Technology Group Ltd. (Semiconductors)(a)	485,900	21,889,795

		80,192,082

South Korea–1.55%
Samsung Electronics Co., Ltd. (Electronic Equipment Manufacturers)	44,800	22,419,598

Samsung Electronics Co., Ltd.–GDR REGS (Electronic Equipment Manufacturers) (Acquired 11/21/01-12/27/01, Cost $8,362,920)(b)	112,800	27,918,000

		50,337,598

Sweden–1.41%
Telefonaktiebolaget LM Ericsson–ADR (Communications Equipment)(a)	1,646,600	45,693,150

Taiwan–2.16%
AU Optronics Corp.–ADR (Electronic Equipment Manufacturers)	1,248,900	26,102,010

	Shares	Market Value

Taiwan–(Continued)
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Semiconductors)(a)	3,341,862	$34,889,039

United Microelectronics Corp.–ADR (Semiconductors)(a)	1,797,834	9,348,737

		70,339,786

United Kingdom–2.06%
Amdocs Ltd. (Application Software)(a)	1,535,820	42,680,438

Vodafone Group PLC–ADR (Wireless Telecommunication Services)	1,014,271	24,241,077

		66,921,515

Total Foreign Stocks & Other Equity Interests (Cost $449,651,599)		592,213,887

TOTAL INVESTMENTS–99.09% (excluding investments purchased with cash collateral from securities loaned) (Cost $2,525,888,906)		3,220,853,949

Investments Purchased with Cash Collateral from Securities Loaned

Money Market Funds–1.39%
INVESCO Treasurer’s Money Market Reserve Fund(f)(g)	45,272,646	45,272,646

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $45,272,646)		45,272,646

TOTAL INVESTMENTS–100.48% (Cost $2,571,161,552)		3,266,126,595

OTHER ASSETS LESS LIABILITIES–(0.48%)		(15,749,462)

NET ASSETS–100.00%		$3,250,377,133

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
Pfd.	– Preferred
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 03/31/04 was $37,398,168, which represented 1.15% of the Fund’s net assets. These securities are considered to be illiquid.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 03/31/04 was $9,480,168, which represented 0.29% of the Fund’s total investments.
(d)	A portion of this security is subject to call options written. See note 1, section H and Note 9.
(e)	The Fund has a remaining commitment of $16,318,750 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $2,525,888,906)*	$3,220,853,949

Investments in affiliated money market funds (cost $45,272,646)	45,272,646

Total investments (cost $2,571,161,552)	3,266,126,595

Receivables for:
Investments sold	78,365,475

Fund shares sold	2,453,804

Dividends	623,703

Amount due from advisor	105,927

Investment for deferred compensation and retirement plans	410,339

Other assets	95,057

Total assets	3,348,180,900

Liabilities:
Payables for:
Investments purchased	24,581,690

Capital stock reacquired	13,546,106

Amount due custodian	7,931,170

Options written, at market value (premiums received $1,325,954)	706,485

Deferred compensation and retirement plans	494,539

Collateral upon return of securities loaned	45,272,646

Accrued distribution fees	557,537

Accrued transfer agent fees	3,237,911

Accrued operating expenses	1,475,683

Total liabilities	97,803,767

Net assets applicable to shares outstanding	$3,250,377,133

Net assets consist of:
Shares of beneficial interest	$7,175,807,077

Undistributed net investment income (loss)	(322,064)

Undistributed net realized gain (loss) from investment securities, foreign currencies and option contracts	(4,620,692,677)

Unrealized appreciation of investment securities, foreign currencies and option contracts	695,584,797

$3,250,377,133

Net Assets:
Class A	$410,407,418

Class B	$125,596,716

Class C	$37,191,307

Class K	$20,224,113

Investor Class	$1,347,334,827

Institutional Class	$1,309,622,752

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	16,608,644

Class B	5,170,582

Class C	1,573,009

Class K	835,263

Investor Class	55,023,242

Institutional Class	51,669,786

Class A:
Net asset value per share	$24.71

Offering price per share:
(Net asset value of $24.71 ÷ 94.50%)	$26.15

Class B:
Net asset value and offering price per share	$24.29

Class C:
Net asset value and offering price per share	$23.64

Class K:
Net asset value and offering price per share	$24.21

Investor Class:
Net asset value and offering price per share	$24.49

Institutional Class:
Net asset value and offering price per share	$25.35

*	At March 31, 2004, securities with an aggregate market value of $43,776,783 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $188,345)	$4,091,947

Dividends and interest from affiliates*	641,471

Interest	394,622

Total investment income	5,128,040

Expenses:
Advisory fees	15,105,891

Administrative services fees	1,215,589

Custodian fees	456,733

Distribution fees :
Class A	567,064

Class B	487,187

Class C	191,638

Class K	120,023

Investor Class	3,037,148

Transfer agent fees:
Class A	1,312,824

Class B	661,740

Class C	252,166

Class K	423,418

Investor Class	9,125,465

Institutional Class	2,309,522

Trustees’ fees	93,339

Other	2,283,716

Total expenses	37,643,463

Less: Fees waived, expenses reimbursed and expense offset arrangements	(1,923,336)

Net expenses	35,720,127

Net investment income (loss)	(30,592,087)

Realized and unrealized gain (loss) from investment securities, foreign currencies and option contracts:
Net realized gain (loss) from:
Investment securities	52,176,992

Foreign currencies	(329,540)

Option contracts written	3,289,544

55,136,996

Change in net unrealized appreciation (depreciation) of:
Investment securities	771,315,440

Foreign currencies	(371)

Option contracts written	(380,743)

770,934,326

Net gain from investment securities, foreign currencies and option contracts	826,071,322

Net increase in net assets resulting from operations	$795,479,235

*	Dividends from affiliated money market funds are net of fees paid to security lending counter parties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income (loss)	$(30,592,087)	$(21,336,326)

Net realized gain (loss) from investment securities, foreign currencies and option contracts	55,136,996	(1,320,389,022)

Change in net unrealized appreciation (depreciation) of investment securities, foreign currencies and option contracts	770,934,326	(37,759,941)

Net increase (decrease) in net assets resulting from operations	795,479,235	(1,379,485,289)

Share transactions–net:
Class A	373,143,307	5,181,413

Class B	116,125,985	558,714

Class C	27,197,490	(6,894,414)

Class K	(11,012,370)	8,561,545

Investor Class	122,403,961	(246,831,848)

Institutional Class	233,563,587	(59,659,354)

Net increase (decrease) in net assets resulting from share transactions	861,421,960	(299,083,944)

Net increase (decrease) in net assets	1,656,901,195	(1,678,569,233)

Net assets:
Beginning of year	1,593,475,938	3,272,045,171

End of year (including undistributed net investment income (loss) of $(322,064) and $(232,309) for 2004 and 2003, respectively)	$3,250,377,133	$1,593,475,938

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 21, 2003, the Fund was restructured from a separate series of AIM Sector Funds, Inc., formerly known as INVESCO Sector Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
J.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to  Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $6,621,548. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $8,484,343. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Class K shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75%, 2.75% and, 2.20%, respectively. In addition, the Fund’s advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Institutional Class shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.50%, 2.15%, 2.15% and 1.15%, respectively. Effective November 23, 2003 through November 24, 2004, the Fund’s advisor has agreed to waive advisory fees or reimburse expenses of Class K and Investor Class shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.95% and 1.77%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the contractual and voluntary caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, notwithstanding the agreement ending November 24, 2004 stated above for Class K and Investor Class shares, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65%, 2.10% and 1.90% for Class A, Class B, Class C, Class K and Investor Class shares, respectively, excluding certain items discussed above. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any).

For the period November 25, 2003 through March 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $692,252, $488,204, $129,389, $78,914, $0 and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $2,169, $3,900, $71,210, $86,093, $221,520 and $0 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM reimbursed no fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $38,903.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At March 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares was $0, $0, $0, $0, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares was $0, $93,161, $43,933, $24,208, $0 and $0, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares was $674,962, $379,982, $67,869, $54,706, $0 and $0, respectively. During the year ended March 31, 2004, the Fund made no reimbursements to AIM or IFG.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $558,985 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar terms, IFG was paid $656,604 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $9,473,422 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $4,138,703 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $561,240, $485,633, $174,859, $89,083 and $2,429,315, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $5,824, $1,554, $16,779, $30,940 and $607,833, respectively. AIM has reimbursed $105,927 of Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Telecommunications Fund paid to IDI the Funds’ former distributor in prior years.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $37,881 in front-end sales commissions from the sale of Class A shares and $116, $1,025, $5,012 and $0 for Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $1,341 in front-end sales commissions from the sale of Class A shares and $0, $29, $536 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the period ended March 31, 2004.

	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)
Calient Networks–Series D, Pfd.	$1,106,133	$—	$—	$(1,106,133)	$—	$—	$(19,351,944)

Software HOLDRs Trust	21,209,727	11,042,585	(26,110,125)	(6,142,187)	—	—	6,232,445

Total	$22,315,860	$11,042,585	$(26,110,125)	$(7,248,320)	$—	$—	$(13,119,499)

NOTE 3—Investments in Affiliates (continued)

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Investments of Daily Available Cash Balances:

	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$ —	$1,198,824,451	$(1,198,824,451)	$—	$ —	$467,580	$—

Investments of Cash Collateral from Securities Lending Transactions:
	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$33,984,450	$954,111,331	$(942,823,135)	$—	$45,272,646	$148,150	$—

Total	$33,984,450	$2,152,935,782	$(2,141,647,586)	$—	$45,272,646	$615,730	$—

*	Dividend income is net of fees paid to security lending counterparties of $148,197.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended March 31, 2004, the Fund received reductions in custodian fees of $4,855 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $4,855.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2004, the Fund paid legal fees of $2,190 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund had average borrowings of $37,481,333 with a weighted average interest rate of 1.23% and interest expense of $1,251.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 03/31/03	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Dynamics Fund	$—	$534,620,000	$(534,620,000)	$—	$26,731,000	$19,304

INVESCO European Fund	—	35,104,000	(35,104,000)	—	3,900,444	1,311

INVESCO Gold & Precious Metals Fund	—	2,416,000	(2,416,000)	—	1,208,000	72

INVESCO Growth & Income Fund	—	10,980,000	(10,980,000)	—	3,660,000	375

INVESCO Health Science Fund	—	50,451,000	(50,451,000)	—	3,603,643	1,868

INVESCO High Yield Fund	—	1,958,000	(1,958,000)	—	1,958,000	64

INVESCO International Core Equity Fund	—	24,749,000	(24,749,000)	—	2,062,417	833

INVESCO Select Income Fund	—	6,524,000	(6,524,000)	—	1,631,000	226

INVESCO Tax-Free Bond Fund	—	8,888,000	(8,888,000)	—	2,222,000	321

INVESCO Total Return Fund	—	2,489,000	(2,489,000)	—	2,489,000	82

INVESCO U.S. Government Fund	—	3,405,000	(3,405,000)	—	3,405,000	115

INVESCO Utilities Fund	—	3,594,000	(3,594,000)	—	1,198,000	117

INVESCO VIF Dynamics Fund	—	8,782,000	(8,782,000)	—	2,927,333	352

INVESCO VIF High Yield Fund	—	20,019,000	(20,019,000)	—	2,481,400	701

	$—	$713,979,000	$(713,979,000)	$—	$59,477,237	$25,741

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At March 31, 2004, securities with an aggregate value of $43,776,783 were on loan to brokers. The loans were secured by cash collateral of $45,272,646 received by the Fund and subsequently invested in an affiliated money market fund. For the March 31, 2004 ended year, the Fund received dividends on cash collateral net of fees paid to counterparties of $148,150 for securities lending transactions.

NOTE 9—Option Contracts Written

Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received

Beginning of year	6,539	$928,509

Written	73,695	6,954,408

Closed	(24,454)	(3,393,541)

Exercised	(1,528)	(126,818)

Expired	(43,383)	(3,036,604)

End of year	10,869	$1,325,954

Open Options Written at Period End

	Contract Month	Strike Price	Number of Contracts	Premiums Received	March 31, 2004 Market Value	Unrealized Appreciation

Dell Inc.	May-04	$35	10,869	$1,325,954	$706,485	$619,469

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions during the years ended March 31, 2004 and March 31, 2003.

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation — investments	626,912,298

Temporary book/tax differences	(322,064)

Capital loss carryforward	(4,552,020,178)

Shares of beneficial interest	7,175,807,077

Total net assets	$3,250,377,133

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and partnership basis adjustments. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies and options written of $619,755.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $84,148,160 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

March 31, 2008	$140,432,447

March 31, 2009	2,268,824,807

March 31, 2010	1,774,852,811

March 31, 2011	367,910,113

Total capital loss carryforward	$4,552,020,178

The ability to use capital loss carryforwards may be limited under the Internal Revenue Code and related regulations.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $3,262,810,379 and $3,197,995,105, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$690,331,555

Aggregate unrealized (depreciation) of investment securities	(64,039,012)

Net unrealized appreciation of investment securities	$626,292,543

Cost of investments for tax purposes is $2,639,834,052.

NOTE 12—Reclassification of Permanent Differences

As a result of differing book/tax treatment of foreign currency transactions, net operating losses, partnership adjustments, expenses related to the plan of reorganization and capital loss limitations on March 31, 2004, undistributed net investment income (loss) was increased by $30,502,332, undistributed net realized gain (loss) decreased by $503,427,280 and shares of beneficial interest increased by $472,924,948. This reclassification had no effect on net assets of the Fund.

NOTE 13—Share Information

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	4,501,507	$81,641,531	2,174,042	$39,607,123

Class B	474,807	6,943,163	44,687	784,386

Class C	675,589	13,469,521	788,820	16,773,376

Class K	1,213,180	26,751,397	920,699	18,036,725

Investor Class	38,943,355	851,155,627	224,764,422	4,495,198,217

Institutional Class	28,076,536	647,568,629	19,889,258	400,830,100

Issued in connection with acquisitions:*
Class A	15,964,467	382,265,796	—	—

Class B	5,443,226	128,396,678	—	—

Class C	1,400,217	32,149,290	—	—

Class K	36,756	863,988	—	—

Investor Class	12,528,049	297,424,087	—	—

Automatic conversion of Class B shares to Class A shares:**
Class A	208,272	5,264,914	—	—

Class B	(211,644)	(5,264,914)	—	—

Reacquired:
Class A	(4,328,243)	(96,028,934)	(1,911,401)	(34,425,710)

Class B	(567,393)	(13,948,942)	(13,101)	(225,672)

Class C	(854,206)	(18,421,321)	(1,073,531)	(23,667,790)

Class K	(1,735,383)	(38,627,755)	(498,359)	(9,475,180)

Investor Class	(46,959,085)	(1,026,175,753)	(235,589,807)	(4,742,030,065)

Institutional Class	(17,177,406)	(414,005,042)	(23,113,782)	(460,489,454)

	37,632,601	$861,421,960	(13,618,053)	$(299,083,944)

*	As of the open of business on November 24, 2003, the Fund acquired all of the net assets of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund pursuant to a plan of reorganization approved by the shareholders of the above named funds on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 35,372,715 shares of the Fund for 17,601,164, 72,879,085 and 29,260,118 shares of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunication Fund, respectively, outstanding as of the close of business November 21, 2003. AIM New Technology Fund net assets at that date of $52,643,435 including unrealized appreciation of $14,317,910; AIM Global Science & Technology Fund net assets at that date of $487,006,166 including unrealized appreciation of $136,895,768 and INVESCO Telecommunications Fund net assets at that date of $301,450,238 including unrealized appreciation of $49,952,398, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,660,061,291.
**	Prior to the year ended March 31, 2004, conversion of Class B shares to Class A shares was included in Class A shares sold and Class B shares reacquired.

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$16.98		$30.41

Income from investment operations:
Net investment income (loss)	(0.33	)(a)	(0.20	)(a)

Net gains (losses) on securities (both realized and unrealized)	8.06		(13.23)

Total from investment operations	7.73		(13.43)

Net asset value, end of period	$24.71		$16.98

Total return(b)	45.52%		(44.16)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$410,407		$4,460

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.50	%(c)	1.47%

Without fee waivers and/or expense reimbursements	1.93	%(c)	1.51%

Ratio of net investment income (loss) to average net assets	(1.31	)%(c)	(1.12)%

Portfolio turnover rate	141%		107%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios are based on average daily net assets of $162,018,311.

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$16.84		$30.41

Income from investment operations:
Net investment income (loss)	(0.48	)(a)	(0.27	)(a)

Net gains (losses) on securities (both realized and unrealized)	7.93		(13.30)

Total from investment operations	7.45		(13.57)

Net asset value, end of period	$24.29		$16.84

Total return(b)	44.24%		(44.62)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$125,597		$532

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.15	%(c)	2.15%

Without fee waivers and/or expense reimbursements	3.16	%(c)	2.74%

Ratio of net investment income (loss) to average net assets	(1.96	)%(c)	(1.71)%

Portfolio turnover rate	141%		107%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios are based on average daily net assets of $48,718,737.

NOTE 14—Financial Highlights (continued)

	Class C
	Year ended March 31,					February 14, 2000 (Date sales commenced) to March 31, 2000
	2004		2003	2002	2001

Net asset value, beginning of period	$16.39		$29.73	$35.22	$101.85	$95.51

Income from investment operations:
Net investment income (loss)	(0.45	)(a)	(0.62)	(0.22)	(0.18)	(0.15	)(a)

Net gains (losses) on securities (both realized and unrealized)	7.70		(12.72)	(5.27)	(63.81)	6.49

Total from investment operations	7.25		(13.34)	(5.49)	(63.99)	6.34

Less distributions from net realized gains	—		—	—	(2.64)	—

Net asset value, end of period	$23.64		$16.39	$29.73	$35.22	$101.85

Total return(b)	44.23%		(44.87)%	(15.59)%	(63.89)%	6.63%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$37,191		$5,759	$18,910	$15,919	$2,970

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.15	%(c)	2.69%	2.54%	1.86%	1.45	%(d)

Without fee waivers and/or expense reimbursements	3.20	%(c)	3.95%	2.54%	1.86%	1.45	%(d)

Ratio of net investment income (loss) to average net assets	(1.96	)%(c)	(2.39)%	(2.26)%	(1.30)%	(1.03	)%(d)

Portfolio turnover rate(e)	141%		107%	79%	85%	28%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $19,163,775.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class K
	Year ended March 31,					November 30, 2000 (Date sales commenced) to March 31, 2001
	2004		2003	2002

Net asset value, beginning of period	$16.78		$30.22	$35.09		$60.01

Income from investment operations:
Net investment income (loss)	(0.42	)(a)	(0.07)	(0.27	)(a)	(0.82)

Net gains (losses) on securities (both realized and unrealized)	7.85		(13.37)	(4.60)		(24.10)

Total from investment operations	7.43		(13.44)	(4.87)		(24.92)

Net asset value, end of period	$24.21		$16.78	$30.22		$35.09

Total return(b)	44.28%		(44.47)%	(13.85)%		(41.54)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$20,224		$22,156	$27,147		$1

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.12	%(c)	1.88%	1.28%		5.18	%(d)

Without fee waivers and/or expense reimbursements	2.74	%(c)	2.49%	1.28%		5.18	%(d)

Ratio of net investment income (loss) to average net assets	(1.93	)%(c)	(1.55)%	(1.15)%		(4.67	)%(d)

Portfolio turnover rate(e)	141%		107%	79%		85%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $26,671,750.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 14—Financial Highlights (continued)

	Investor Class
	Year ended March 31,					Five months ended March 31, 2000		Year ended October 31, 1999
	2004		2003	2002	2001

Net asset value, beginning of period	$16.90		$30.41	$35.60	$101.92	$58.17		$28.07

Income from investment operations:
Net investment income (loss)	(0.35	)(a)	(0.14)	(0.08)	(0.10)	(0.03)		(0.07)

Net gains (losses) on securities (both realized and unrealized)	7.94		(13.37)	(5.11)	(63.58)	47.69		30.17

Total from investment operations	7.59		(13.51)	(5.19)	(63.68)	47.66		30.10

Less distributions from net realized gains	—		—	—	(2.64)	(3.91)		—

Net asset value, end of period	$24.49		$16.90	$30.41	$35.60	$101.92		$58.17

Total return(b)	44.91%		(44.43)%	(14.58)%	(63.54)%	85.87%		107.23%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,347,335		$853,530	$1,865,251	$2,181,879	$5,034,087		$2,081,613

Ratio of expenses to average net assets	1.72	%(c)(d)	1.77%	1.37%	0.98%	0.88	%(e)	1.20%

Ratio of net investment income (loss) to average net assets	(1.53	)%(d)	(1.46)%	(1.08)%	(0.47)%	(0.48	)%(e)	(0.79)%

Portfolio turnover rate(f)	141%		107%	79%	85%	28%		143%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	After expense reimbursements. Ratio prior to expense reimbursements for the year ended March 31, 2004 is 1.75%.
(d)	Ratios are based on average daily net assets of $1,214,859,367.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

	Institutional Class
	Year ended March 31,							Five months ended March 31, 2000		December 21, 1998 (Date sales commenced) to October 31, 1999
	2004		2003		2002		2001

Net asset value, beginning of period	$17.34		$30.93		$35.98		$102.55	$58.43		$33.85

Income from investment operations:
Net investment income (loss)	(0.16	)(a)	(0.12	)(a)	(0.16	)(a)	(0.06)	(0.04)		(0.16	)(a)

Net gains (losses) on securities (both realized and unrealized)	8.17		(13.47)		(4.89)		(63.87)	48.07		24.74

Total from investment operations	8.01		(13.59)		(5.05)		(63.93)	48.03		24.58

Less distributions from net realized gains	—		—		—		(2.64)	(3.91)		—

Net asset value, end of period	$25.35		$17.34		$30.93		$35.98	$102.55		$58.43

Total return(b)	46.19%		(43.94)%		(14.04)%		(63.39)%	86.14%		72.61%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,309,623		$707,040		$1,360,738		$1,396,788	$4,453,520		$951,925

Ratio of expenses to average net assets	0.86	%(c)	0.90%		0.74%		0.58%	0.56	%(d)	0.74	%(d)

Ratio of net investment income (loss) to average net assets	(0.67	)%(c)	(0.59)%		(0.46)%		(0.08)%	(0.15	)%(d)	(0.36	)%(d)

Portfolio turnover rate(e)	141%		107%		79%		85%	28%		143%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $1,207,655,049.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 15—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $127,182 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

NOTE 15—Legal Proceedings (continued)

Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 16—Subsequent Event

On April 30, 2004, 51,524,128 Institutional Class shares valued at $1,223,182,804 were redeemed by an institutional investor which exceeded 25% of the voting securities of the Fund. The redemption was satisfied through a transfer of securities held by the fund valued at $1,168,804,445 and cash of $54,378,359. Total net assets of the Fund prior to the redemption were $3,005,136,178. Under the Investment Company Act of 1940, any person who owns beneficially more than 25% of the voting securities of a mutual fund is presumed to control such mutual fund.

From a federal income tax perspective, the redemption triggers limitations under the Internal Revenue Code and related regulations regarding the amount of the capital loss carryforward available for future utilization by the Fund. After the redemption, the capital loss carryforward is expected to be subject to an annual, accumulating limitation of approximately $77,000,000 per year (approximately $530,000,000 in total). The Fund may also be able to utilize an additional $285,000,000 of capital loss carryforward to the extent that unrealized gains existing on the redemption date are realized within a five year period. The actual amount of capital loss carryforward reduction may fluctuate based on future transactions of the Fund. The capital loss carry forward at March 31, 2004 was approximately $4,550,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Technology Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 21, 2004

Houston, Texas

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Technology Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)	*To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)	*To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	75,529,747	1,035,787	628,383
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	75,561,802	1,064,245	567,870
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-TEC-AR-1

[Your goals. Our solutions.]

- Registered Trademark -

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

- servicemark -

INVESCO Utilities Fund

Annual Report to Shareholders • March 31, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– Registered Trademark –

[AIM Investments Logo] - servicemark –

INVESCO UTILITIES FUND seeks capital growth and current income.

■	Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

■	Effective 12/1/03, John S. Segner became the portfolio manager of the fund.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

Principal risks of investing in the fund

■	Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	International investing presents certain risks not associated with investing solely in the United States. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, custody arrangements made for the fund’s foreign holdings, political risks, differences in accounting procedures and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in securities of non-U.S. issuers that present risks not associated with investing solely in the United States. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

■	Investing in mid-sized companies involves greater risk not associated with investing in more established companies.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Other information

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year. Within those indexes, however, there was broad variation in returns. Take the S&P 500® Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.
Robert H. Graham

The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets’ good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments

For information on your fund’s performance and management during the fiscal year, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM and INVESCO have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INVESCO Utilities Fund returned more than 25% for fiscal year

For the fiscal year ended March 31, 2004, INVESCO Utilities Fund Investor Class shares returned 27.50%. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. Results for the fund’s other share classes are shown in the table on page 3.

The market has been challenging for utilities stocks over the past year, as investors have favored more aggressive, growth-oriented stocks. The fund’s benchmark, the S&P 500 Index, had a total return of 35.10% for the fiscal year. The fund’s underperformance of the index is due in part to the fact that utility stocks compose only about 3% of the index, so the performance of the index largely reflects the returns of other sectors.

Market conditions

The economy and the stock market showed signs of health for the year ended March 31, 2004. U.S. gross domestic product (GDP), the broadest measure of economic activity, expanded at an annualized rate of 3.1%, 8.2% and 4.1% during the second, third and fourth quarters of 2003, and 4.2% in the first quarter of 2004.

As mentioned, the S&P 500 Index, widely viewed as representative of the U.S. stock market, rose 35.10% in the year ended March 31, 2004. The materials, financials and information technology sectors of that index had the highest total returns. The utilities sector was in the middle of the range. While health care, consumer staples and energy performed least strongly, they nevertheless achieved double-digit returns.

Changes to the tax treatment of dividends during the year made dividend-paying equities more attractive. This made the legislative and regulatory environment more favorable to utility stocks, most of which pay dividends.

Your fund

The largest absolute contributor to the fund’s positive return was electric utilities, though the fund’s electric utility stocks slightly underperformed electric utility stocks in general. Electric utilities were also the fund’s largest industry exposure.

The second-largest contribution to fund results came from the multi-utilities and unregulated power industry, the strongest-performing industry in the utilities sector during the period. This industry was the second-largest industry exposure in the fund’s portfolio, though slightly underweight relative to many other utility funds.

The telecommunications sector also performed strongly, and integrated telecommunication services made the third-largest contribution to fund results.

The gas utilities industry also contributed positively to the fund. During the year we increased the fund’s exposure to gas utilities, which gained appeal due to sustained higher natural gas prices. This circumstance occurred because the natural gas supply was constrained due to the declining productivity of aging wells.

Though positive, the effect of water utilities on the fund was small, since this industry’s weighting in the fund was low.

As equity returns improved during the fiscal year, we decreased the fund’s fixed-income exposure to take advantage of more attractive equity opportunities. We think that interest rates are likely to rise during the coming year,

TOP 10 HOLDINGS*

1. FPL Group, Inc.	4.7%
2. Dominion Resources, Inc.	4.7
3. Exelon Corp.	4.2
4. Entergy Corp.	4.2
5. Verizon Communications Inc.	4.1
6. PG&E Corp.	3.9
7. Ameren Corp.	3.4
8. PPL Corp.	3.1
9. Public Service Enterprise Group Inc.	3.1
10. E.ON A.G. (Germany)	2.9

TOP INDUSTRIES*

1. Electric Utilities	56.3%
2. Multi-Utilities & Unregulated Power	14.5
3. Integrated Telecommunication Services	12.3
4. Gas Utilities	10.8
5. Wireless Telecommunication Services	2.5
6. Water Utilities	1.6
7. Diversified Metals & Mining	0.8
8. Electrical Components & Equipment	0.3

TOP COUNTRIES*

1. United States of America	80.1%
2. United Kingdom	6.2
3. Italy	3.7
4. Germany	2.9
5. France	1.6
6. Spain	1.5
7. Canada	1.3
8. Greece	1.3
9. Hong Kong	0.4

*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

which could negatively affect the value of fixed-income holdings.

Specific holdings that affected fund performance during the fiscal year included the following:

■ Positive contributions to fund performance came from Exelon Corp., a utility holding company that distributes electricity in both Illinois and Pennsylvania, and natural gas in Pennsylvania. A large operator of nuclear-powered plants, Exelon benefited as high natural gas prices drove electricity prices higher, giving operators of nuclear and coal-fueled plants an opportunity for increased margin.

■ The fund experienced negative effects from utility holding company DTE Energy, which was adversely affected by delays on its application to regulators for a cost recovery rate increase for one of its subsidiaries.

■ Energy East Corp. contributed positively to fund results. This major regional player distributes electricity and natural gas in four northeastern states. Early in 2003, one of the company’s subsidiaries received an unfavorable rate ruling from its regulator, but Energy East was able to negotiate a more favorable arrangement that helped support its return on equity.

We reduced our holdings in Spain after the election of a Socialist, more environmentally focused government in March 2004, as we anticipated that this development may impede the existing favorable regulatory framework there. However, we continued to find attractive investment opportunities among the stocks of other foreign utilities, as the regulatory frameworks and supply/demand fundamentals in many countries are more favorable than those in the United States. Also, advantageous currency translation boosted the returns of international stocks during much of the past year due to a weakening U.S. dollar.

In closing

We were pleased to have provided positive performance during the fiscal year through our focus on good quality utility stocks in the United States and abroad that have solid balance sheets, competitive dividend yields and reasonable growth rates.

See important fund and index disclosures inside front cover.

[SEGNER PHOTO]

John S. Segner

Mr. Segner is portfolio manager of INVESCO Utilities Fund. He has been in the investment business since 1980 and joined INVESCO in 1997. He holds a B.S. from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas-Austin.

FUND VS. INDEXES

Total returns 3/31/03-3/31/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares	27.33%
Class B Shares	26.47
Class C Shares	26.17
Investor Class Shares	27.50
S&P 500 Index	35.10
Source: Lipper, Inc.
TOTAL NUMBER OF HOLDINGS*	56
TOTALNETASSETS	$212.0 million

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

5

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Past performance cannot guarantee comparable future results.

Investor Class shares have no front-end sales charge or CDSC; therefore performance shown in the chart is at net asset value. Your fund’s total return includes reinvested dividends, fund expenses and management fees. Index results include reinvested dividends, but they do not reflect fund expenses or management fees. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the index during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/04, including applicable sales charges

Class A Shares
Inception (3/28/02)	-2.52%
1 Year	20.37

Class B Shares
Inception (3/28/02)	-1.90
1 Year	21.47

Class C Shares
Inception (2/14/00)	-13.00
1 Year	25.17

Investor Class Shares
Inception (6/2/86)	7.58
10 Years	5.02
5 Years	-5.00
1 Year	27.50

RESULTS OF A $10,000 INVESTMENT

6/2/86-3/31/04

Index data from 5/31/86

[MOUNTAIN CHART]

Date	INVESCO Utilities Fund Investor Class Shares	S&P 500 Index
6/2/86	10000	10000
3/31/1987	11415	12119
3/31/1988	10744	11108
3/31/1989	12350	13120
3/31/1990	14210	15643
3/31/1991	15145	17892
3/31/1992	17220	19863
3/31/1993	21325	22884
3/31/1994	22530	23219
3/31/1995	22355	26827
3/31/1996	27802	35431
3/31/1997	29459	42452
3/31/1998	42919	62814
3/31/1999	47524	74427
3/31/2000	64569	87773
3/31/2001	54776	68756
3/31/2002	36517	68924
3/31/2003	28851	51863
3/31/2004	36792	70067

Source: Lipper, Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is a net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

March 31, 2004

	Shares	Market Value

Domestic Common Stocks–79.51%

Diversified Metals & Mining–0.82%
Peabody Energy Corp.	37,600	$1,748,776

Electric Utilities–49.63%
Ameren Corp.	154,600	7,125,514

American Electric Power Co., Inc.	159,500	5,250,740

CenterPoint Energy, Inc.	108,800	1,243,584

Cinergy Corp.	135,000	5,520,150

CMS Energy Corp.(a)	95,300	852,935

Dominion Resources, Inc.	154,000	9,902,200

DTE Energy Co.	45,100	1,855,865

Edison International	220,800	5,363,232

Entergy Corp.	150,000	8,925,000

Exelon Corp.	130,175	8,965,152

FirstEnergy Corp.	59,400	2,321,352

FPL Group, Inc.	149,000	9,960,650

OGE Energy Corp.	109,900	2,905,756

PG&E Corp.(a)	286,300	8,294,111

PPL Corp.	144,700	6,598,320

Progress Energy, Inc.	108,700	5,117,596

Southern Co. (The)	137,500	4,193,750

TXU Corp.	168,400	4,826,344

Wisconsin Energy Corp.	113,800	3,658,670

Xcel Energy, Inc.	130,800	2,329,548

		105,210,469

Electrical Components & Equipment–0.25%
General Cable Corp.(a)	70,700	521,766

Gas Utilities— 8.25%
KeySpan Corp.	145,000	5,541,900

Kinder Morgan Management, LLC	50,794	2,148,586

NiSource Inc.	260,500	5,535,625

Peoples Energy Corp.	45,600	2,036,040

Sempra Energy	70,000	2,226,000

		17,488,151

Integrated Telecommunication Services–7.64%
BellSouth Corp.	120,000	3,322,800

SBC Communications Inc.	174,712	4,287,433

Verizon Communications Inc.	235,258	8,596,327

		16,206,560

	Shares	Market Value

Multi-Utilities & Unregulated Power–11.37%
Constellation Energy Group, Inc.	54,000	$2,157,300

Energy East Corp.	85,000	2,155,600

Equitable Resources, Inc.	100,000	4,442,000

ONEOK, Inc.	75,000	1,691,250

Public Service Enterprise Group Inc.	139,700	6,563,106

SCANA Corp.	76,900	2,718,415

Williams Cos., Inc. (The)	457,500	4,378,275

		24,105,946

Water Utilities–1.55%
Aqua America Inc.	151,250	3,279,100

Total Domestic Common Stocks (Cost $149,776,898)		168,560,768

Foreign Stocks & Other Equity Interests–18.54%

Canada–1.35%
TELUS Corp. (Integrated Telecommunication Services)	160,900	2,860,717

France–1.57%
Veolia Environnement (Multi-Utilities & Unregulated Power)(a)	119,400	3,338,646

Germany–2.87%
E.ON A.G. (Electric Utilities)	92,130	6,082,835

Greece–1.34%
Public Power Corp. (Electric Utilities)	22,400	568,402

Public Power Corp.–GDR (Electric Utilities) (Acquired 12/01/04; Cost $1,008,054)(a)(b)(c)	89,300	2,265,995

		2,834,397

Hong Kong–0.44%
China Resources Power Holdings Co. Ltd. (Electric Utilities)(a)	1,601,800	930,144

Italy–3.65%
Enel S.p.A. (Electric Utilities)	246,600	1,998,753

Snam Rete Gas S.p.A. (Gas Utilities)	360,600	1,634,608

Telecom Italia S.p.A. (Integrated Telecommunication Services)(a)	1,801,868	4,106,151

		7,739,512

Spain–1.49%
Iberdrola S.A. (Electric Utilities)	50,000	1,034,712

Telefonica, S.A. (Integrated Telecommunication Services)	140,143	2,125,053

		3,159,765

F-1

	Shares	Market Value

United Kingdom–5.83%
Centrica PLC (Gas Utilities)(a)	899,800	$3,791,919

National Grid Transco PLC (Multi-Utilities & Unregulated Power)	416,604	3,307,457

Vodafone Group PLC (Wireless Telecommunication Services)	1,468,018	3,489,642

Vodafone Group PLC-ADR (Wireless Telecommunication Services)	74,100	1,770,990

		12,360,008

Total Foreign Stocks & Other Equity Interests (Cost $33,598,794)		39,306,024

	Principal Amount	Market Value

U.S. Dollar Denominated Notes–1.03%

Electric Utilities–0.64%
AmerenEnergy Generating Co.–Series C, Sr. Unsec. Global Notes, 7.75%, 11/01/05	$750,000	$818,737

Kansas City Power & Light Co., Sr. Unsec. Notes, 7.13%, 12/15/05	500,000	543,160

		1,361,897

Integrated Telecommunication Services–0.39%
British Telecommunications PLC (United Kingdom), Global Notes, 7.88%, 12/15/05	750,000	822,938

Total U.S. Dollar Denominated Notes (Cost $2,249,653)		2,184,835

Money Market Funds–2.29%
INVESCO Treasurer’s Money Market Reserve Fund(d) (Cost $4,862,426)	4,862,426	4,862,426

TOTAL INVESTMENTS–101.37% (Cost $190,487,771)		214,914,053

OTHER ASSETS LESS LIABILITIES–(1.37%)		(2,907,541)

NET ASSETS–100.00%		$212,006,512

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 03/31/04 represented 1.05% of the Fund’s total investments.
(c)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 03/31/04 represented 1.07% of the Fund’s net assets. This security is considered to be illiquid.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

March 31, 2004

Assets:
Investments, at market value (cost $185,625,345)	$210,051,627

Investments in affiliated money market funds (cost $4,862,426)	4,862,426

Total investments (cost $190,487,771)	214,914,053

Receivables for:
Investments sold	2,601,020

Fund shares sold	245,360

Dividends and interest	368,958

Investments matured (Note 8)	24,331

Investment for deferred compensation and retirement plans	74,755

Other assets	50,241

Total assets	218,278,718

Liabilities:
Payables for:
Investments purchased	5,411,858

Fund shares reacquired	310,839

Dividends	871

Deferred compensation and retirement plans	92,049

Accrued distribution fees	70,531

Accrued transfer agent fees	145,118

Accrued operating expenses	240,940

Total liabilities	6,272,206

Net assets applicable to shares outstanding	$212,006,512

Net assets consist of:
Shares of beneficial interest	$293,337,615

Undistributed net investment income	(40,215)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(101,142,465)

Unrealized appreciation of investment securities and foreign currencies	19,851,577

$212,006,512

Net Assets:
Class A	$101,898,683

Class B	$34,606,146

Class C	$6,436,508

Investor Class	$69,065,175

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	10,089,372

Class B	3,414,671

Class C	630,391

Investor Class	6,782,845

Class A :
Net asset value per share	$10.10

Offering price per share:
(Net asset value of $10.10 ÷ 94.50%)	$10.69

Class B :
Net asset value and offering price per share	$10.13

Class C :
Net asset value and offering price per share	$10.21

Investor Class:
Net asset value and offering price per share	$10.18

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the year ended March 31, 2004

Investment income:
Dividends (net of foreign withholding tax of $50,350)	$4,589,386

Dividends from affiliated money market funds*	24,047

Interest	48,174

Total investment income	4,661,607

Expenses:
Advisory fees	952,940

Administrative services fees	67,176

Custodian fees	41,971

Distribution fees:
Class A	91,929

Class B	129,524

Class C	27,838

Investor Class	186,378

Transfer agent fees:
Class A	178,897

Class B	91,799

Class C	22,595

Investor Class	549,481

Trustees’ fees	12,828

Other	244,769

Total expenses	2,598,125

Less: Fees waived and expenses reimbursed	(787,320)

Net expenses	1,810,805

Net investment income	2,850,802

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	16,073,999

Foreign currencies	(40,724)

16,033,275

Change in net unrealized appreciation of:
Investment securities	15,854,470

Foreign currencies	(2,189)

15,852,281

Net gain from investment securities and foreign currencies	31,885,556

Net increase in net assets resulting from operations	$34,736,358

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the years ended March 31, 2004 and 2003

	2004	2003

Operations:
Net investment income	$2,850,802	$2,325,357

Net realized gain (loss) from investment securities and foreign currencies	16,033,275	(13,056,963)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	15,852,281	(13,674,867)

Net increase (decrease) in net assets resulting from operations	34,736,358	(24,406,473)

Distributions to shareholders from net investment income:
Class A	(685,258)	(16,410)

Class B	(122,921)	(4,725)

Class C	(31,061)	(9,547)

Investor Class	(1,882,805)	(2,288,373)

Decrease in net assets resulting from distributions	(2,722,045)	(2,319,055)

Share transactions–net:
Class A	90,205,591	571,066

Class B	30,514,206	230,627

Class C	4,962,878	(856,635)

Investor Class	(19,748,567)	(25,538,194)

Net increase (decrease) in net assets resulting from share transactions	105,934,108	(25,593,136)

Net increase (decrease) in net assets	137,948,421	(52,318,664)

Net assets:
Beginning of year	74,058,091	126,376,755

End of year (including undistributed net investment income of $(40,215) and $(43,913) for 2004 and 2003, respectively)	$212,006,512	$74,058,091

See accompanying notes which are an integral part of the financial statements.

F-5

Notes to Financial Statements

March 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Utilities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 21, 2003, the Fund was restructured from a separate series of AIM Sector Funds, Inc., formerly known as INVESCO Sector Funds, Inc. to a new series portfolio of the Trust.

The Fund’s investment objective is to achieve capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105 % of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation

F-6

with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to  Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through March 31, 2004, the Fund paid advisory fees to AIM of $571,859. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period April 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $381,081. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

The Fund’s advisor has contractually agreed to waive advisory fees or reimbursement expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.10%, 2.75% and 2.75%, respectively. In addition, the Fund’s advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B, Class C and Investor Class shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.40%, 2.05%, 2.05% and 1.30%, respectively. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the contractual and voluntary caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense

F-7

limitation agreement is in effect through March 31, 2004. Effective April 1, 2004, the Fund’s contractual expense limitations are 2.00%, 2.65%, 2.65%, and 1.90% for Class A, Class B, Class C and Investor Class shares, respectively, excluding certain items discussed above. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the period November 6, 2003 through March 31, 2004, AIM waived fees of $139.

For the period November 25, 2003 through March 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $130,245, $87,714, $15,673 and $190,176 for Class A, Class B, Class C and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $5,007, $4,085, $12,481 and $332,900 for Class A, Class B, Class C and Investor Class shares, respectively. For the period November 25, 2003 through March 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $3,615, $1,934 and $0 for Class A, Class B, Class C and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed no other class-specific expenses of the Fund. For the period November 25, 2003 through March 31, 2004, AIM reimbursed fund level expenses of the Fund of $0. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $3,351.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At March 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C and Investor Class shares was $0, $0, $0 and $0, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C and Investor Class shares was $87,667, $48,094, $13,970 and $43,857, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C and Investor Class shares was $103,886, $6,179, $23,978 and $26,799, respectively. During the year ended March 31, 2004, the Fund made no reimbursements to AIM or IFG.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through March 31, 2004, AIM was paid $37,809 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period April 1, 2003 through November 24, 2003, under similar terms, IFG was paid $29,367 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period April 1, 2003 through September 30, 2003, IFG, under similar terms, retained $229,841 for such services. For the period October 1, 2003 through March 31, 2004, AISI retained $578,643 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through March 31, 2004, the Class A, Class B, Class C and Investor Class shares paid AIM Distributors $91,586, $129,003, $25,274 and $138,166, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period April 1, 2003 through June 30, 2003, the Class A, Class B, Class C and Investor Class shares paid IDI $343, $521, $2,564 and $48,212, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through March 31, 2004, AIM Distributors advised the Fund that it retained $6,145 in front-end sales commissions from the sale of Class A shares and $0, $110 and $377 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2003 through June 30, 2003, IFG advised the Fund that it retained $292 in front-end sales commissions from the sale of Class A shares and $0, $0 and $80 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

F-8

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended March 31, 2004.

Investments of Daily Available Cash Balances:

INVESCO Treasurer’s Money Market Reserve Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income	Realized Gain (Loss)

	$—	$59,183,823	$(54,321,397)	$—	$4,862,426	$17,712	$—

Investments of Cash Collateral from Securities Lending Transactions:

INVESCO Treasurer’s Money Market Reserve Fund	Market Value 03/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/04	Dividend Income*	Realized Gain (Loss)

	$—	$18,095,131	$(18,095,131)	$—	$—	$6,219	$—

Total	$—	$77,278,954	$(72,416,528)	$—	$4,862,426	$23,931	$—

*	Dividend income is net of fees paid to security lending counterparties of $5,484.

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2004, the Fund paid legal fees of $788 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund had average borrowings of $1,198,000 with a weighted average interest rate of 1.18% and interest expense of $117.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended March 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available or return to a borrower due to a loss in an approved investment.

At March 31, 2004, there were no securities on loan to brokers. For the year ended March 31, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $6,219 for securities lending transactions.

F-9

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM Funds and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 03/31/03	Increases In Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 03/31/04	Average Advances to Affiliates	Interest Income

INVESCO Technology Fund	$—	$3,594,000	$(3,594,000)	$—	$1,198,000	$116

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

	2004	2003

Distributions paid from ordinary income	$2,722,045	$2,262,729

Return of capital	—	56,326

Total distributions	2,722,045	2,319,055

Tax Components of Net Assets:

As of March 31, 2004, the components of net assets on a tax basis was as follows:

Undistributed ordinary income	$73,232

Unrealized appreciation — investments	19,079,551

Temporary book/tax differences	(86,897)

Capital loss carryforward	(100,396,989)

Shares of beneficial interest	293,337,615

Total net assets	$212,006,512

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the treatment of corporate actions and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $3,313.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are primarily the result of deferral of trustee compensation and trustee retirement plan expenses.

The Fund utilized $14,139,462 of capital loss carryforward in the current period to offset net realized gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

March 31, 2009	$3,835,193

March 31, 2010	72,832,448

March 31, 2011	23,729,348

Total capital loss carryforward	$100,396,989

The ability to use capital loss carryforwards may be limited under the Internal Revenue Code and related regulations.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $82,177,333 and $112,699,412, respectively.

Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $4,866,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized depreciation at March 31, 2004 was $(4,578,018).

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$30,997,741

Aggregate unrealized (depreciation) of investment securities	(11,921,503)

Net unrealized appreciation of investment securities	$19,076,238

Cost of investments for tax purposes is $195,862,146.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryover and expenses related to the plan of reorganization on March 31, 2004, undistributed net investment income was decreased by $125,059, undistributed net realized gain (loss) decreased by $76,695,069 and shares of beneficial interest increased by $76,820,128. This reclassification had no effect on the net assets of the Fund.

F-10

NOTE 11—Share Information

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2004		2003
	Shares	Amount	Shares	Amount

Sold:
Class A	369,607	$3,431,799	282,591	$2,519,233

Class B	176,285	1,853,321	27,752	263,926

Class C	807,064	7,343,248	1,261,896	11,010,192

Investor Class	3,818,233	34,835,240	12,818,438	110,818,499

Issued as reinvestment of dividends:
Class A	62,226	612,670	1,448	12,275

Class B	10,830	108,358	172	1,446

Class C	2,821	27,715	1,058	9,205

Investor Class	188,941	1,774,589	254,574	2,165,716

Issued in connection with acquisitions:*
Class A	10,626,480	96,253,467	—	—

Class B	3,885,472	35,282,815	—	—

Class C	583,619	5,339,132	—	—

Automatic conversion of Class B shares to Class A shares:**
Class A	352,095	3,459,012	—	—

Class B	(351,068)	(3,459,012)	—	—

Reacquired:
Class A	(1,376,346)	(13,551,357)	(228,729)	(1,960,442)

Class B	(330,477)	(3,271,276)	(4,295)	(34,745)

Class C	(844,282)	(7,747,217)	(1,350,991)	(11,876,032)

Investor Class	(6,105,643)	(56,358,396)	(15,880,668)	(138,522,409)

	11,875,857	$105,934,108	(2,816,754)	$(25,593,136)

*	As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Global Utilities Fund pursuant to a plan of reorganization approved by AIM Global Utilities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 15,095,571 shares of the Fund for 11,435,567 shares of AIM Global Utilities Fund outstanding as of the close of business November 21, 2003. AIM Global Utilities Fund net assets at that date of $136,875,414 including $5,828,940 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $73,189,229.
**	Prior to the year ended March 31, 2004, conversion of class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$8.13		$10.66

Income from investment operations:
Net investment income	0.22	(a)	0.16

Net gains (losses) on securities (both realized and unrealized)	1.98		(2.40)

Total from investment operations	2.20		(2.24)

Less dividends from net investment income	(0.23)		(0.29)

Net asset value, end of period	$10.10		$8.13

Total return(b)	27.33%		(21.05)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$101,899		$450

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.40	%(c)	1.41%

Without fee waivers and expense reimbursements	1.77	%(c)	1.74%

Ratio of net investment income to average net assets	2.27	%(c)	2.79%

Portfolio turnover rate	101%		64%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios are based on average daily net assets of $36,771,497.

	Class B
	Year ended March 31,
	2004		2003

Net asset value, beginning of period	$8.15		$10.66

Income from investment operations:
Net investment income	0.16	(a)	0.13

Net gains (losses) on securities (both realized and unrealized)	1.98		(2.43)

Total from investment operations	2.14		(2.30)

Less dividends from net investment income	(0.16)		(0.21)

Net asset value, end of period	$10.13		$8.15

Total return(b)	26.47%		(21.67)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$34,606		$193

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.05	%(c)	2.14%

Without fee waivers and expense reimbursements	2.79	%(c)	2.69%

Ratio of net investment income to average net assets	1.62	%(c)	1.84%

Portfolio turnover rate	101%		64%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)	Ratios are based on average daily net assets of $12,952,356.

F-12

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended March 31,						February 14, 2000 (Date sales commenced) to March 31, 2000
	2004		2003	2002	2001

Net asset value, beginning of period	$8.22		$10.63	$16.08	$20.40		$19.91

Income from investment operations:
Net investment income (loss)	0.16	(a)	0.15	0.03	(0.00	)(a)	(0.01)

Net gains (losses) on securities (both realized and unrealized)	1.98		(2.47)	(5.48)	(3.22)		0.52

Total from investment operations	2.14		(2.32)	(5.45)	(3.22)		0.51

Less distributions:
Dividends from net investment income	(0.15)		(0.09)	(0.00)	(0.10)		(0.02)

Distributions from net realized gains	—		—	—	(1.00)		—

Total distributions	(0.15)		(0.09)	(0.00)	(1.10)		(0.02)

Net asset value, end of period	$10.21		$8.22	$10.63	$16.08		$20.40

Total return(b)	26.17%		(21.85)%	(33.87)%	(15.83)%		2.58%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$6,437		$667	$1,799	$3,579		$248

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.05	%(c)	2.05%	2.04%	2.07%		1.83	%(d)

Without fee waivers and expense reimbursements	3.14	%(c)	3.70%	2.45%	2.11%		1.83	%(d)

Ratio of net investment income (loss) to average net assets	1.62	%(c)	1.75%	0.32%	(0.02)%		(0.32	)%(d)

Portfolio turnover rate(e)	101%		64%	56%	49%		18%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,783,801.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 12—Financial Highlights (continued)

	Investor Class
	Year ended March 31,					Five months ended March 31, 2000		Year ended October 31, 1999
	2004		2003	2002	2001

Net asset value, beginning of period	$8.19		$10.66	$16.20	$20.42	$17.68		$14.73

Income from investment operations:
Net investment income	0.22	(a)	0.23	0.15	0.13	0.04		0.17

Net gains (losses) on securities (both realized and unrealized)	2.01		(2.46)	(5.54)	(3.22)	3.95		3.20

Total from investment operations	2.23		(2.23)	(5.39)	(3.09)	3.99		3.37

Less distributions:
Dividends from net investment income	(0.24)		(0.24)	(0.15)	(0.13)	(0.04)		(0.21)

Distributions from net realized gains	—		—	—	(1.00)	(1.21)		(0.21)

Total distributions	(0.24)		(0.24)	(0.15)	(1.13)	(1.25)		(0.42)

Net asset value, end of period	$10.18		$8.19	$10.66	$16.20	$20.42		$17.68

Total return(b)	27.50%		(20.99)%	(33.34)%	(15.18)%	23.99%		23.22%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$69,065		$72,749	$124,578	$232,877	$260,554		$223,334

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.30	%(c)	1.30%	1.30%	1.30%	1.24	%(d)	1.26%

Without fee waivers and expense reimbursements	2.01	%(c)	1.90%	1.57%	1.40%	1.33	%(d)	1.43%

Ratio of net investment income to average net assets	2.37	%(c)	2.63%	1.09%	0.74%	0.50	%(d)	1.02%

Portfolio turnover rate(e)	101%		64%	56%	49%	18%		32%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $74,551,019.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. (“IVIF”) on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (“AIM Management”), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor (“DOL”), the NASD, Inc. (“NASD”), the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney’s Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

For the period ended March 31, 2004, AMVESCAP has assumed $18,752 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. (“IINA”) and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a “registered investment company”), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

F-15

NOTE 13—Legal Proceedings (continued)

Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel’s directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. (“AIM Distributors”) and INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO Utilities Fund (one of the funds constituting AIM Sector Funds, formerly known as INVESCO Sector Funds, Inc.; hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 21, 2004

Houston, Texas

F-17

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Utilities Fund (“Fund”), a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), (“Company”) a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement with A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	180,656,046	7,579,993
Frank S. Bayley	180,582,837	7,653,202
James T. Bunch	180,691,948	7,544,091
Bruce L. Crockett	180,684,508	7,551,531
Albert R. Dowden	180,685,109	7,550,930
Edward K. Dunn, Jr.	180,631,046	7,604,993
Jack M. Fields	180,693,732	7,542,307
Carl Frischling	180,533,393	7,702,646
Robert H. Graham	180,605,027	7,631,012
Gerald J. Lewis	180,521,441	7,714,598
Prema Mathai-Davis	180,539,106	7,696,933
Lewis F. Pennock	180,564,136	7,671,903
Ruth H. Quigley	180,457,744	7,778,295
Louis S. Sklar	180,639,099	7,596,940
Larry Soll, Ph.D.	180,690,925	7,545,114
Mark H. Williamson	180,563,427	7,672,612

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	5,922,876	294,980	157,059
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc. A I M Advisors, Inc.	5,909,723	298,521	166,671
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	145,562,378	6,474,482	36,199,179	**

*	Proposal required approval by a combined vote of all the portfolio of AIM Sector Funds, Inc.
**	Includes Broker Non-Votes

F-18

OTHER INFORMATION

Trustees and Officers

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC —Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Trustees and Officers (continued)

As of April 30, 2004

The address of each trustee and officer of AIM Sector Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Kevin M. Carome — 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly, Senior Vice President, AIM Investment Services, Inc.; and Vice President, AIM Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group, Inc., Director and Senior Vice President, A I M Advisors, Inc., and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors	Sub-Advisor
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP	INVESCO Institutional (N.A.), Inc.
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana	1360 Peachtree Street, N.E.,
Houston, TX 77046	Suite 100	Suite 100	Suite 2900	Suite 100
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678	Atlanta, GA 30309

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	On November 25, 2003, A I M Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended March 31, 2004, 100% is eligible for the dividends received deduction for corporations.

For its tax year ended March 31, 2004, the Fund designated 100% or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund’s year-end tax statement.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Equity Fund5

AIM Global Growth Fund

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM Allocation Solutions

AIM Aggressive Allocation Fund

AIM Conservative Allocation Fund

AIM Moderate Allocation Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-UTI-AR-1

[Your goals. Our solutions.]

– Registered Trademark –

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management

[AIM Investments Logo]

– servicemark –

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive office (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is “independent” within the meaning of that term used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2004	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre- Approval Requirement(1)(2)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2003	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre-Approval Requirement(1)(2)
Audit Fees	$249,057	N/A	$218,051	N/A
Audit-Related Fees(3)	$0	N/A	$3,205	N/A
Tax Fees(4)	$70,715	N/A	$26,665	N/A
All Other Fees(5)	$0	N/A	$5,673	N/A

Total Fees	$319,772	N/A	$253,594	N/A

PWC billed the Registrant aggregate non-audit fees of $70,715 for the fiscal year ended 2004, and $35,543 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

(1)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.
(2)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.
(3)	Audit-Related Fees for the fiscal year end March 31, 2003 includes fees billed for completing agreed upon procedures to report on inter-fund lending.
(4)	Tax fees for the fiscal year end March 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end March 31, 2003 includes fees billed for preparing tax returns and for tax consulting services.
(5)	All other fees for fiscal year end March 31, 2003 includes fees billed for services requested by the Registrant’s Board related to service fees paid to Affiliates.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to AIM/and AIM Affiliates for fiscal year end 2004 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(1)	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2004 Pursuant to Waiver of Pre-Approval Requirement(2)(3)	Fees Billed for Non- Audit Services Rendered to AIM and AIM Affiliates for fiscal year end 2003 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(1)	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2003 Pursuant to Waiver of Pre-Approval Requirement(2)(3)
Audit-Related Fees	$0	N/A	N/A	N/A
Tax Fees	$0	N/A	N/A	N/A
All Other Fees	$0	N/A	N/A	N/A

Total Fees(4)	$0	N/A	N/A	N/A

(1)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.
(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.
(3)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.
(4)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $31,500 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of such non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PWC’s independence. The Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the AIM Funds and the INVESCO Funds (the “Funds”)

Amended November 6, 2003

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Directors/Registrantees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-

approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. Delegation

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. Audit Services

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. General Pre-Approval of Non-Audit Services

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

All Other Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. Specific Pre-Approval of Non-Audit Services

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

VI. Pre-Approval Fee Levels or Established Amounts

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003. The Procedures are intended to set forth the process by which shareholders of the Registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures; provided, however, that shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and communications made in connection with such proposals are not subject to the Procedures.

Pursuant to the Procedures, shareholders should send their communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Registrant to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of the Registrant’s Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the

Registrant and to counsel for the independent trustees of the Registrant. Counsel for the Registrant, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Registrant, working with the Chairs and counsel for the independent trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	As of March 22, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 22, 2004, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

11	(a)(1)	Code of Ethics

11	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11	(a)(3)	Not applicable.

11	(b)	Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AIM Sector Funds

By:	/s/ Robert H. Graham

Robert H. Graham Principal Executive Officer

Date:	June 3, 2004

By:	/s/ Sidney M. Dilgren

Sidney M. Dilgren Principal Financial Officer

Date:	June 3, 2004

EXHIBIT INDEX

11	(a)(1)	Code of Ethics.

11	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11	(a)(3)	Not applicable.

11	(b)	Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.